UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CDT EQUITY INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4581 Tamiami Trail North, Suite 200

Naples, Florida 34103

(646) 491-9132

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MARCH 17, 2026

To our stockholders:

The 2026 virtual special meeting of stockholders (the “Special Meeting”) of CDT Equity Inc., a Delaware corporation, will be held on Tuesday, March 17, 2026, at 10:00 a.m., Eastern Time, for the following purpose:

1.	To approve the issuance of up to an aggregate of 3,685,815 shares of the Company’s common stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s common stock, par value $0.0001 per share (“Common Stock”), in accordance with Nasdaq Listing Rule 5635;

2.	To approve the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain purchase agreement dated as of January 16, 2026, establishing an equity line of credit;

3.	To approve the issuance of up to an aggregate of 109,978,918 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635;

4.	To approve one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments;

5.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company;

6.	To approve (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion under Delaware Law and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by a transfer by way of continuation under the laws of the Cayman Islands and (ii) the adoption of the memorandum and articles of association of the Company (the “Cayman Articles”), substantially in the form attached as Annex E to this proxy statement (the “Redomestication Proposal” or “Proposal No. 6”); and

7.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 5, and 6.

Only holders of record of our Common Stock as of the close of business on February 25, 2026, the record date, are entitled to notice of and to vote at the Special Meeting.

The Special Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual special meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the Special Meeting at https://www.cstproxy.com/cdtequity/2026. To enter the Special Meeting, you will need the control number that is printed on your proxy card. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Whether or not you plan to participate virtually in the Special Meeting, your vote is important. To assure your representation at the meeting, please vote by following the instructions on the document that has been mailed to you, or, if you received a paper copy of the proxy materials, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting during the Special Meeting. If you vote during the Special Meeting pursuant to the voting instructions below, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Andrew Regan
Dr. Andrew Regan
Chief Executive Officer
Naples, Florida

March 6, 2026

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on Tuesday, March 17, 2026: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

Whether or not you expect to attend the meeting electronically, please submit a proxy to vote your shares promptly. Even if you have submitted a proxy, you may still vote electronically if you attend the virtual meeting, in which case only your vote cast at the virtual meeting will be counted. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL NO. 1 – TO APPROVE THE ISSUANCE OF UP TO AN AGGREGATE OF 3,685,815 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.	6
PROPOSAL NO. 2 – TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK, FOR PURPOSES OF NASDAQ LISTING RULES 5635, PURSUANT TO THAT CERTAIN PURCHASE AGREEMENT DATED AS OF JANUARY 16, 2026, ESTABLISHING AN EQUITY LINE OF CREDIT.	8
PROPOSAL NO. 3 – TO APPROVE THE ISSUANCE OF UP TO AN AGGREGATE OF 109,978,918 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.	10
PROPOSAL NO. 4 – APPROVAL OF ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN AND INCLUDING 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-250, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, SUBJECT TO THE AUTHORITY OF THE BOARD OF DIRECTORS TO ABANDON SUCH AMENDMENTS	12
PROPOSAL NO. 5 – TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	21
PROPOSAL NO. 6 – the approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion UNDER DELAWARE LAW and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by A TRANSFER BY way of continuation UNDER THE LAWS OF THE CAYMAN ISLANDS and (ii) the adoption of the Cayman Articles.	23
PROPOSAL NO. 7 – APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6.	46
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	47
OTHER MATTERS	48
ANNEX A – DECEMBER PRE-FUNDED WARRANT	A-1
ANNEX B – ELOC PURCHASE AGREEMENT	B-1
ANNEX C – FEBRUARY PRE-FUNDED WARRANT	C-1
ANNEX D – FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT	D-1
ANNEX E – FORM OF CERTIFICATE OF AMENDMENT TO EFFECT THE AUTHORIZED SHARE INCREASE	E-1
ANNEX F – MEMORANDUM and Articles of Association	F-1
ANNEX G – PLAN of Conversion	G-1

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4581 Tamiami Trail North, Suite 200

Naples, Florida 34103

(646) 491-9132

PROXY STATEMENT

CDT Equity Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on February 25, 2026 (the “Record Date”) in connection with our solicitation of proxies for use at the virtual special meeting of stockholders to be held on Tuesday, March 17, 2026 at 10:00 a.m., Eastern Time and any adjournment(s), postponement(s) or other delays thereof (the “Special Meeting”).

The Special Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual special meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the Special Meeting at https://www.cstproxy.com/cdtequity/2026. To enter the Special Meeting, you will need the control number that is printed on your proxy card. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

References in this proxy statement to the “Company,” “we,” “us,” “our” and similar terms mean CDT Equity Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by you at any time before it is voted at the Special Meeting, as described below.

We intend to mail this Proxy Statement, the proxy card, and the Notice of Special Meeting on or about March 6, 2026 to all stockholders of record entitled to notice of and to vote at the Special Meeting.

Our principal executive offices are located at 4581 Tamiami Trail North, Suite 200, Naples, Florida, 34103, and our telephone number is (646) 491-9132.

Who May Vote

Only holders of our common stock, par value $0.0001 (the “Common Stock”), outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. As of the Record Date, there were 4,420,963 shares of Common Stock outstanding and entitled to vote at the Special Meeting and there were no other classes of securities outstanding that will be entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on the proposal to be voted on by the holders of Common Stock entitled to vote at the Special Meeting. There are no cumulative voting rights.

Voting Requirements and Quorum

At least one-third of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting, deemed to be virtually present in person at the meeting or represented by proxy, constitutes a quorum for action at the meeting. Abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes, if any, will not be counted for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner exercises its discretionary authority on one or more “routine matters” but does not vote on a given “non-routine” proposal because, with respect to such proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 2, 3, and 6 without your instructions, but may vote your shares on Proposal No. 4, 5, and 7 even in the absence of your instruction.

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The vote requirement for the proposal is as follows:

●	Proposal 1 (Approval of the issuance of up to an aggregate of 3,685,815 shares of the Company’s Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635.) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal 2 (Approval of the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain purchase agreement dated as of January 16, 2026, establishing an equity line of credit.) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal 3 (Approval of the issuance of up to an aggregate of 109,978,918 shares of the Company’s Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock in accordance with Nasdaq Listing Rule 5635.) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal 4 (Approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

●	Proposal 5 (Approval of an amendment of the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock) – Approval of this proposal requires the affirmative vote of the holders of at least a majority of our shares of Common Stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

●	Proposal 6 (Approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion under Delaware Law and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by a transfer by way of continuation under the laws of the Cayman Islands and (ii) the adoption of the Cayman Articles) – Approval of Proposal 6 requires the affirmative vote of the holders of at least a majority of our shares of Common Stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

●	Proposal 7 (Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 5, and 6) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

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Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e., your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. Proposals 4, 5, and 7 are considered routine matters being considered at the Special Meeting. Accordingly, your banker, broker or other nominee may vote your shares on such proposals even in the absence of your instruction.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” the approval of the issuance of up to an aggregate of 3,685,815 shares of Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635;

●	“FOR” the approval of the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain purchase agreement dated as of January 16, 2026, establishing an equity line of credit;

●	“FOR” the approval of the issuance of up to an aggregate of 109,978,918 shares of Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635;

●	“FOR” the approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Common Stock;

●	“FOR” the approval of an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock;

●	“FOR” the approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion under Delaware law and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by a transfer by way of continuation under the laws of the Cayman Islands and (ii) the adoption of the Cayman Articles; and

●	“FOR” the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 5, and 6.

General Information

We have designed our virtual format to enhance stockholder access, participation and communication. Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only Special Meeting. The Special Meeting is scheduled to be held on Tuesday, March 17, 2026 at 10:00 a.m., Eastern Time, registering in advance of the Special Meeting at https://www.cstproxy.com/cdtequity/2026. You will need the control number that is printed on your proxy card. This solicitation is for proxies for use at the Special Meeting or at any reconvened meeting after an adjournment or postponement of the Special Meeting.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the Special Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the Special Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares:

●	“FOR” the approval of the issuance of up to an aggregate of 3,685,815 shares of the Company’s Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635;

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●	“FOR” the approval of the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain purchase agreement dated as of January 16, 2026, establishing an equity line of credit;

●	“FOR” the approval of the issuance of up to an aggregate of 109,978,918 shares of the Company’s Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock in accordance with Nasdaq Listing Rule 5635;

●	“FOR” the approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Common Stock;

●	“FOR” the approval of an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock; and

●	“FOR” the approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion under Delaware law and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by a transfer by way of continuation under the laws of the Cayman Islands and (ii) the adoption of the Cayman Articles; and

●	“FOR” the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 5, and 6.

Voting at the Special Meeting

The Special Meeting will be held entirely online, and you will not be able to physically attend the virtual meeting. Stockholders may attend and participate in the Special Meeting by registering in advance of the Special Meeting at https://www.cstproxy.com/cdtequity/2026. You will need the control number that is printed on your proxy card.

Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares held in street name, for which you are the beneficial owner but not the stockholder of record, also may be voted electronically during the Special Meeting so long as you obtain a legal proxy from your bank, broker or other nominee and follow the procedures described below.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Special Meeting, you must, in addition to registering in advance at https://www.cstproxy.com/cdtequity/2026 obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Special Meeting. After obtaining a valid legal proxy and completing the proxy card indicating your voting instructions, you must submit proof of your legal proxy, along with your proxy card, as attachments via email to proxy@continentalstock.com in order to vote during the Special Meeting.

Even if you plan to participate in the Special Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to participate in the Special Meeting.

Voting Without Participating in the Special Meeting

To submit a proxy to vote your shares without participating in the Special Meeting, please follow the instructions provided with your proxy materials. If you request printed copies of the proxy materials by mail, you may also submit a proxy to vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the Special Meeting.

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How to Participate in the Special Meeting

You are entitled to participate in the Special Meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the Special Meeting.

If you do not comply with the procedures outlined above under “Voting at the Special Meeting”, you will not be admitted to the Special Meeting. We recommend that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, please call (917) 262-2373.

If we experience technical difficulties during the meeting (such as a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting a new proxy with a later date via the Internet before 11:59 p.m., Eastern Time, on March 16, 2026, or by mail that is received by us prior to the Special Meeting or (ii) notifying our Secretary before the Special Meeting by mail at the address shown on page 1. If you participate in the virtual-only Special Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please follow the directions on the document that has been mailed to you, for each account. You should vote all of your shares of Common Stock.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to CDT Equity Inc., 4581 Tamiami Trail North, Suite 200, Naples, Florida, 34103, attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

For Assistance with Technical Difficulties at the Special Meeting

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call (917) 262-2373.

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PROPOSAL NO. 1 – TO APPROVE THE ISSUANCE OF UP TO AN AGGREGATE OF 3,685,815 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.

Pre-Funded Warrant Issuance

On December 8, 2025, the Company and Corvus Capital Limited (“Corvus”) entered into a Sale and Purchase Agreement (the “Agreement”) for the issuance of all of the outstanding shares of Conduit Pharmaceuticals Limited (“CPL”) held of record by the Company (the “CPL Share”), 224,800 shares of Common Stock (the “CDT Shares”), and 3,685,815 pre-funded warrants (the “December Pre-Funded Warrants”) to purchase shares of Common Stock (the “December Pre-Funded Warrant Shares”) collectively to Corvus. The issuance to Corvus was in connection with the sale of CPL, a subsidiary of the Company, that has been the subject of ongoing litigation as previously disclosed. The Company sold CPL, including the potential liability associated with the litigation, to Corvus, a wholly-owned subsidiary of the Company’s Chief Executive Officer for a settlement amount of $7,000,000 that was satisfied through the issuance of the CDT Shares and December Pre-Funded Warrants. Prior to the execution of the Agreement, CPL transferred its shareholding in its wholly-owned subsidiary, CDT Equity Ltd, to the Company in order to simplify the Company’s organizational structure.

The summary of the terms of the above is qualified in its entirety by reference to the December Pre-Funded Warrant, which is included herewith as Annex A and is incorporated herein by reference. You should read this summary together with the December Pre-Funded Warrant included herewith.

Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

The December Pre-Funded Warrants were not and are not exercisable at all prior to stockholder approval. Though we believe the December Pre-Funded Warrants were sold at or above the Minimum Price on December 8, 2025, because the shares issuable upon exercise of the December Pre-Funded Warrants total more than 19.99% of our outstanding shares of Common Stock on the date the December Pre-Funded Warrants were issued, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the December Pre-Funded Warrants pursuant to Nasdaq Listing Rule 5635.

The ability to exercise any or all of the December Pre-Funded Warrant Shares is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations. In addition, under the terms of the December Pre-Funded Warrants, Corvus will not have the right to exercise any portion of the December Pre-Funded Warrants if Corvus (together with its affiliates) would beneficially own in excess of 49.99% of the number of the Company’s Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the December Pre-Funded Warrants. Accordingly, because the shares issuable upon exercise of the December Pre-Funded Warrants total more than 19.99% of our outstanding shares of Common Stock on the date the December Pre-Funded Warrants were issued, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the December Pre-Funded Warrants pursuant to Nasdaq Listing Rule 5635.

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As described above, pursuant to the December Pre-Funded Warrant, we agreed to hold a meeting of stockholders to obtain stockholder approval. The recommendation of our Board is that such proposal be approved, and we are soliciting proxies from our stockholders in connection therewith. If we do not obtain stockholder approval at this Special Meeting, we will seek stockholder approval until the date that stockholder approval is obtained.

A vote in favor of this Proposal No. 1 is a vote “FOR” approval of the issuance of the shares upon exercise of the December Pre-Funded Warrants issued under the terms of the December Pre-Funded Warrant. The exercise of the December Pre-Funded Warrants, in their entirety, could result in the issuance of 20% or more of our Common Stock outstanding as of December 8, 2025, which is the date that we issued the December Pre-Funded Warrants.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon exercise of the December Pre-Funded Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the exercise of the December Pre-Funded Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the December Pre-Funded Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the December Pre-Funded Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

If the December Pre-Funded Warrants are exercised in full for cash, a total of 3,685,815 shares of Common Stock will be issuable to the holder of the December Pre-Funded Warrants and this dilutive effect may be material to current stockholders of the Company.

Vote Required

Proposal No. 1 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 TO AUTHORIZE THE ISSUANCE OF UP TO AN AGGREGATE OF 3,685,815 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.

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PROPOSAL NO. 2 – TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK, FOR PURPOSES OF NASDAQ LISTING RULES 5635, PURSUANT TO THAT CERTAIN PURCHASE AGREEMENT DATED AS OF JANUARY 16, 2026, ESTABLISHING AN EQUITY LINE OF CREDIT.

Overview

As described in more detail below, on January 16, 2026, we entered into a Purchase Agreement (the “ELOC Purchase Agreement”) with Ascent Partners Fund LLC (“Ascent”) establishing an equity line of credit (the “Committed Equity Financing”), pursuant to which we may sell shares of Common Stock to Ascent from time to time. The ELOC Purchase Agreement is attached as Annex B and is incorporated herein by reference.

We are asking our stockholders to approve the issuance of the shares of our Common Stock that we may sell under the ELOC Purchase Agreement for purposes of Nasdaq Listing Rule 5635. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Further, Nasdaq Listing Rule 5635(d) requires stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the Minimum Price in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. Pursuant to this proposal, stockholders will be voting to approve the issuance of the shares of our Common Stock that we may sell under the ELOC Purchase Agreement pursuant to Nasdaq Listing Rules 5635.

Committed Equity Financing

Pursuant to the ELOC Purchase Agreement, Ascent shall purchase from us up to the lesser of (i) $25 million of newly issued shares of Common Stock (the “ELOC Shares”) and (ii) 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the ELOC Purchase Agreement; provided, however that such limitations will not apply if we obtain stockholder approval to issue additional shares of Common Stock. Further, on March 3, 2026, the Company and Purchaser agreed to reduce the floor price under which Ascent shall not be obligated to purchase shares of Common Stock, from $1.35 to $0.60 which, assuming the floor price, would result in approximately 41.6 million shares being issued, without giving effect to any beneficial ownership limitation and given the actual issuance price of the shares issuable pursuant to the ELOC Purchase Agreement may fluctuate as the number of shares that will actually be issued may be less than such number of shares or, if the floor price is further adjusted, may be more than such number of shares.

Sales of Common Stock to Ascent under the ELOC Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our Common Stock, and determinations by us regarding the use of proceeds from any sale of such Common Stock.

Pursuant to the ELOC Purchase Agreement, we may direct Ascent to purchase a specified number of shares of Common Stock at a purchase price equal to 97% of the lowest VWAP for the ten trading days prior to the date of the Company’s advance notice to Ascent (the “Base VWAP”); provided, however, if the purchase price after taking into account the above calculations is below $1.00, then the purchase price shall be 94% of the Base VWAP and if it is below $2.00, then the purchase price shall be 95% of the Base VWAP. For additional information on the transaction and the terms of the ELOC Purchase Agreement, please see our Current Report on Form 8-K filed with the SEC on January 22, 2026.

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Further, Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the Minimum Price in an amount equal to or greater than 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

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Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders may suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock pursuant to the ELOC Purchase Agreement. Assuming the issuance of all of the ELOC Shares pursuant to the ELOC Purchase Agreement and assuming the ELOC Shares to be issued are sold at a price of $1.42 per share, the closing price of a share of our Common Stock on the day we entered into the ELOC Purchase Agreement, without giving effect to the beneficial 9.99% beneficial ownership limitation set forth in the ELOC Purchase Agreement (the “Beneficial Ownership Limitation”), such shares would constitute approximately 80% of the outstanding Common Stock, assuming the Company’s issued and outstanding shares as of the record date. Because the issuance price of the ELOC Shares may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. The ownership interest of the existing stockholders (other than Ascent) would be correspondingly reduced.

If the stockholders do not approve this proposal, we will be unable to issue any ELOC Shares pursuant to the ELOC Purchase Agreement in an amount greater than 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the ELOC Purchase Agreement. Accordingly, if stockholder approval of this proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. If we utilize the full maximum offering amount under the ELOC Purchase Agreement, we expect to receive gross proceeds of $25 million upon issuance of all of the ELOC Shares. However, any sales under the ELOC Purchase Agreement are at our discretion and we may sell less than $25 million of shares of Common Stock.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue ELOC Shares, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required

Proposal No. 2 requires approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2 TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK, FOR PURPOSES OF NASDAQ LISTING RULE 5635, PURSUANT TO THAT CERTAIN PURCHASE AGREEMENT DATED AS OF JANUARY 16, 2026, ESTABLISHING AN EQUITY LINE OF CREDIT.

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PROPOSAL NO. 3 – TO APPROVE THE ISSUANCE OF UP TO AN AGGREGATE OF 109,978,918 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.

Overview

On February 19, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with all of the stockholders (the “Investors”) of Sarborg Limited, a Cayman Islands Company (“Sarborg”), pursuant to which the Investors agreed to sell, to the Company, and the Company agreed to acquire from the Investors, an aggregate of 1,020 shares of Sarborg (the “Sarborg Shares”), representing approximately 20% of the outstanding common stock of Sarborg. As consideration for the Sarborg Shares, the Company agreed to issue to the Investors, in the aggregate (i) 598,006 shares of the Company’s Common Stock (the “Shares”), (ii) pre-funded warrants (the “February Pre-Funded Warrants”) to purchase up to 109,978,918 shares of the Company’s Common Stock (the “February Pre-Funded Warrant Shares” and, together with the Shares and February Pre-Funded Warrants, the “Securities”). In addition, the Company agreed to pay Sarborg cash consideration of $8,000,000 which shall be deferred until such time as the Company raises no less than $20,000,000 through the use of an at-the-market facility program.

The February Pre-Funded Warrants have an exercise price of $0.0001 per share, subject to adjustment as set forth therein and may not be exercised until the Company obtains requisite stockholder approval in accordance with Nasdaq Listing Rule 5635 for the issuance of the February Pre-Funded Warrant Shares upon exercise of the February Pre-Funded Warrants.

The summary of the terms of the above is qualified in its entirety by reference to the February Pre-Funded Warrant, which is included herewith as Annex C and is incorporated herein by reference. You should read this summary together with the February Pre-Funded Warrant included herewith.

Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Further, Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the Minimum Price in an amount equal to or greater than 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

The February Pre-Funded Warrants were not and are not exercisable at all prior to stockholder approval. Although we believe the February Pre-Funded Warrants were sold at or above the Minimum Price on February 19, 2026, because the shares issuable upon exercise of the February Pre-Funded Warrants total more than 19.99% of our outstanding shares of Common Stock on the date the February Pre-Funded Warrants were issued, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the February Pre-Funded Warrants pursuant to Nasdaq Listing Rule 5635.

The ability to exercise any or all of the February Pre-Funded Warrant Shares is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations. In addition, under the terms of the February Pre-Funded Warrants, a holder will not have the right to exercise any portion of the February Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 49.99% of the number of the Company’s Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the February Pre-Funded Warrants. Accordingly, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the February Pre-Funded Warrants pursuant to Nasdaq Listing Rule 5635.

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The recommendation of our Board is that such proposal be approved, and we are soliciting proxies from our stockholders in connection therewith. If we do not obtain stockholder approval at this Special Meeting, we will seek stockholder approval until the date that stockholder approval is obtained.

A vote in favor of this Proposal No. 3 is a vote “FOR” approval of the issuance of the shares upon exercise of the February Pre-Funded Warrants issued under the terms of the February Pre-Funded Warrant. The exercise of the February Pre-Funded Warrants, in their entirety, could result in the issuance of 20% or more of our Common Stock outstanding as of February 19, 2026, which is the date that we issued the February Pre-Funded Warrants.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon exercise of the February Pre-Funded Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the exercise of the February Pre-Funded Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the February Pre-Funded Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares of Common Stock underlying the February Pre-Funded Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

If the February Pre-Funded Warrants are exercised in full for cash, a total of 109,978,918 shares of Common Stock will be issuable to the holders of the February Pre-Funded Warrants and this dilutive effect will be material to current stockholders of the Company.

Vote Required

Proposal No. 3 requires approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO AUTHORIZE THE ISSUANCE OF UP TO AN AGGREGATE OF 109,978,918 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.

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PROPOSAL NO. 4 – APPROVAL OF ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN AND INCLUDING 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-250, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, SUBJECT TO THE AUTHORITY OF THE BOARD OF DIRECTORS TO ABANDON SUCH AMENDMENTS

Overview

The Board has adopted, and is recommending that our stockholders approve one or more amendments of our Second Amended and Restated Certificate of Incorporation (such amendments, the “Amendments”) to effect one or more reverse stock splits of the Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-100 and in the aggregate at a ratio of not more than 1-for-250, inclusive, with the exact ratio for each reverse stock split within such range to be determined by the Board in its discretion (any such reverse stock split, the “Reverse Stock Split” and any such ratio, the “Reverse Stock Split Ratio”). In connection with any Reverse Stock Split, the number of authorized shares of Common Stock will not be changed. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt an Amendment and submit the Amendment to stockholders for their approval. The proposed Amendment, one or more of which would be set forth in a certificate of amendment filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be in substantially the form of Annex D to this proxy statement. Upon the effectiveness of any of such Amendments (the “Reverse Stock Split Effective Time”), the issued and outstanding shares of Common Stock immediately prior to a Reverse Stock Split Effective Time will be reclassified into a smaller number of shares such that a stockholder will own one new share of Common Stock for each 2 to 100 (or any number in between) and in the aggregate not more than 250, inclusive, shares of issued Common Stock held by such stockholder immediately prior to a Reverse Stock Split Effective Time, as specified.

By approving this item, stockholders will approve one or more Amendments and authorize the Board to file such Amendments and to abandon such Amendments, as determined by the Board in its sole discretion, other than any such Amendment with which the Board determines to proceed by filing with the Secretary of State a certificate of amendment in the form of Annex D setting forth such Amendment. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect any Reverse Stock Split and, if so, to determine the applicable Reverse Stock Split Ratio from among the approved range described above and to effect one or more Reverse Stock Splits by filing a certificate of amendment setting forth such Amendment with the Secretary of State. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of any certificate of amendment setting forth any such Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders.

The Board’s decision as to whether and when to effect any Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing, and expected trading price of the Common Stock, the anticipated impact of such Reverse Stock Split on the trading price and number of holders of the Common Stock, and the continued listing requirements of the Nasdaq market on which the Company’s Common Stock trades (the “Nasdaq”) at such time of a Reverse Stock Split.

Purpose

Our Board approved the proposal approving any Reverse Stock Split as provided herein because it believes that:

●	seeking stockholder approval and adoption of any reverse stock split charter amendment to effect the one or more Reverse Stock Splits at the discretion of the Board is advisable and in the best interests of the Company and its stockholders;

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●	effecting one or more Reverse Stock Splits may be an effective means of avoiding a delisting of the Company’s Common Stock from Nasdaq in the future;

●	an investment in the Company’s Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●	analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price resulting from any Reverse Stock Split may help generate investor interest in the Company and help the Company attract and retain employees.

If a Reverse Stock Split successfully increases the per share price of our Common Stock, the Board believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Requirements for Continued Listing

Our Common Stock is currently listed on The Nasdaq Capital Market under the symbol “CDT.” Although the Company is not currently deficient with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”), the Company is seeking stockholder approval for approval of one or more Reverse Stock Splits within a specified range of reverse splits in the event such reverse splits are needed to maintain its listing on the Nasdaq market should the Company desire not to receive a deficiency notice with respect to the Minimum Bid Price Requirement. The Company will continue to monitor the closing bid price of its Common Stock and if it believes that any Reverse Stock Split is its best option for continuing compliance with the Minimum Bid Price Requirement, then it will undertake such Reverse Stock Split at a ratio to be determined by the Board in accordance with this proposal. A decrease in the number of issued and outstanding shares of our Common Stock resulting from a Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock continues to remain above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Capital Market following any Reverse Stock Split. Further, regardless of our compliance with the Minimum Bid Price Requirement, the listing of our shares on The Nasdaq Capital Market may be halted or discontinued if Nasdaq chooses to do so or if we are unable to maintain compliance with any other Nasdaq continued listing requirement for any reason.

Potential Increased Investor Interest

On February 20, 2026, the closing price of a share of our Common Stock on Nasdaq was $0.75 per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our management believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with any Reverse Stock Split, including that any Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

We cannot predict whether any Reverse Stock Split will increase the market price for our Common Stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our Common Stock after a Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

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●	a Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	a Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on The Nasdaq Capital Market following any Reverse Stock Split.

Board Discretion to Implement One or More Reverse Stock Splits

The Board believes that stockholder approval of one or more Amendments to effect a Reverse Stock Split in a range of ratios (as opposed to a single Reverse Stock Split Ratio) and to authorize one or more Amendments is in the best interests of the Company and stockholders because it is not possible to predict market conditions at the time that any Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split Ratios provides us with the most flexibility to achieve the desired results of any Reverse Stock Split through one or more Amendments. The Reverse Stock Split Ratio to be determined by the Board, in its sole discretion, will be a whole number in a range of, between and including, 1-for-2 to 1-for-100 and in the aggregate not more than 1-for-250, inclusive. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of a certificate of Amendment setting forth any Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

In determining any applicable Reverse Stock Split Ratio and whether and when to effect any Reverse Stock Split pursuant to one or more Amendments following the receipt of stockholder approval, the Board may consider a number of factors, including, without limitation:

●	our ability to maintain the listing of the Common Stock on the Nasdaq;

●	the historical trading price and trading volume of the Common Stock;

●	the number of shares of Common Stock outstanding immediately before and after the Reverse Stock Split;

●	the dilutive impact of any potential exercise of the Company’s outstanding warrants or conversion of the Company’s outstanding convertible notes and the related impact on the trading price of the Common Stock;

●	the then-prevailing trading price and trading volume of the Common Stock and the anticipated impact of a Reverse Stock Split on the trading price and trading volume of the Common Stock in the short- and long-term;

●	the anticipated impact of a particular Reverse Stock Split Ratio on the Company’s ability to reduce administrative and transactional costs;

●	the anticipated impact of a particular Reverse Stock Split Ratio on the number of holders of the Common Stock; and

●	prevailing general market, legal, and economic conditions.

We believe that granting the Board the authority to elect to implement one or more Reverse Stock Splits through one or more Amendments at various Reverse Stock Split Ratios (subject to the aggregate 1-for-250 limitation) is essential because it allows us to take these factors into consideration and to react to changing market, legal and economic conditions. If the Board chooses to implement one or more Reverse Stock Splits, we will make a public announcement regarding the determination of each such Reverse Stock Split and the applicable Reverse Stock Split Ratio.

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Certain Risks Associated with One or More Reverse Stock Splits

There are risks associated with effecting one or more Reverse Stock Splits, including that any such Reverse Stock Splits may not result in an increase in the per share price of Common Stock.

The Company cannot predict whether one or more Reverse Stock Splits will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the Common Stock after one or more Reverse Stock Splits will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before such Reverse Stock Splits;

●	one or more Reverse Stock Splits will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	one or more Reverse Stock Splits will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will achieve and maintain the stock price required to not be considered unsuitable for continued trading on the Nasdaq.

The market price of the Common Stock will also be based on the performance of the Company, and other factors, some of which are unrelated to the number of shares outstanding. If one or more Reverse Stock Splits are effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of one or more Reverse Stock Splits. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after one or more Reverse Stock Splits.

Effects of One or More Reverse Stock Splits

The form of certificate of amendment setting forth an Amendment to effect a Reverse Stock Split is set forth in Annex D to this proxy statement.

If implemented, the Reverse Stock Split will be effected simultaneously for all issued shares of our Common Stock. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except with respect to the treatment of fractional shares. The Reverse Stock Split will not change the terms of our Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Shares of our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effects on Stockholders

Any Reverse Stock Split will be realized simultaneously for all shares of Common Stock issued and outstanding immediately prior to the applicable Reverse Stock Split Effective Time. Any Reverse Stock Split will affect all holders of shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time uniformly and each such stockholder will hold the same percentage of Common Stock outstanding immediately following any Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Any Reverse Stock Split will not change the par value of the Common Stock and will not reduce the number of authorized shares of Common Stock. Common Stock issued pursuant to any Reverse Stock Split will remain fully paid and non-assessable. Voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. Any Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. After any Reverse Stock Split, the Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify the Common Stock. Following any Reverse Stock Split, the Common Stock will continue to be listed on the Nasdaq under the symbol “CDT”.

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One of the effects of one or more Reverse Stock Splits will be to effectively increase the proportion of authorized shares of Common Stock which are unissued relative to shares of Common Stock which are issued. Any Reverse Stock Split will not affect the number of authorized shares of the Company’s capital stock that will continue to be authorized pursuant to the Company’s Restated Certificate of Incorporation, as amended by the Amendments. Currently, up to 250,000,000 shares of Common Stock are authorized to be issued under the Company’s Restated Certificate of Incorporation.

The table below shows, as of February 25, 2026, the number of shares outstanding and percentage of the authorized Common Stock prior to a Reverse Stock Split and the number of outstanding shares of Common Stock that would result from a Reverse Stock Split at (a) a 1-for-2 Reverse Stock Split Ratio, (b) a 1-for-5 Reverse Stock Split Ratio, (c) a 1-for-10 Reverse Stock Split Ratio, (d) a 1-for-20 Reverse Stock Split Ratio, (e) a 1-for-50 Reverse Stock Split Ratio and (f) a 1-for-100 Reverse Stock Split Ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Percentage of Authorized Common Stock
Current shares	4,420,963	1.77%
1-for-2	2,210,481	*	%
1-for-5	884,192	*	%
1-for-10	442,096	*	%
1-for-20	221,048	*	%
1-for-50	88,419	*	%
1-for-100	44,209	*	%

*below 1% of the authorized Common Stock.

No Effect on Preferred Stock Authorization

The Company’s Restated Certificate of Incorporation currently authorizes the issuance of 1,000,000 shares of preferred stock, par value $0.0001 per share (“preferred stock”), none of which are currently issued or outstanding. The proposed Amendments would not increase or decrease the authorized number of shares of preferred stock.

No Effect on Par Value

The proposed Amendments would not affect the par value of the Common Stock, which will remain at $0.0001.

Accounting Matters

As a result of any Reverse Stock Split, upon the applicable Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the size of the applicable Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

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Procedure For Effecting One or More Reverse Stock Splits

If the stockholders approve the Amendments, and if the Board determines to effect a Reverse Stock Split, such Reverse Stock Split will become effective at the Reverse Stock Split Effective Time, which will be upon the date and time as indicated in any such filing of the certificate of amendment setting forth the applicable Amendment related to such Reverse Stock Split with the Secretary of State. At the applicable Reverse Stock Split Effective Time, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into a smaller number of shares of Common Stock, as applicable, in accordance with the particular Reverse Stock Split Ratio contained in the applicable Amendment.

As soon as practicable after the applicable Reverse Stock Split Effective Time, stockholders of record will be notified that a Reverse Stock Split has been effected. Stockholders of record will not need to take any action to receive post-Reverse Stock Split shares of Common Stock. As soon as practicable after the Reverse Stock Split Effective Time, a transmittal letter along with a statement of ownership will be sent to the registered addresses of stockholders of record indicating the number of post-Reverse Stock Split shares of Common Stock stockholders of record hold.

Upon the implementation of any Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of Common Stock. Banks, brokers, custodians or other nominees will be instructed to effect such Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split and for the treatment of fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Fractional Shares

No fractional shares will be issued as a result of any Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on the Nasdaq on the last trading day immediately preceding the Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split). Except for the right to receive the cash payment in lieu of fractional shares otherwise issuable upon the effectiveness of a Reverse Stock Split, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive as a result of such Reverse Stock Split.

As of the Record Date, there were approximately 38 stockholders of record of the Common Stock. Upon stockholder adoption and approval of this proposal, if the Board elects to implement one or more Reverse Stock Splits, the Company does not expect that cashing out fractional shares otherwise issuable upon the effectiveness of any such Reverse Stock Split would significantly reduce the number of stockholders of record. Reducing the number of post-split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of a Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

With respect to awards granted under the Equity Plans, the number of shares of the Common Stock issuable thereunder will be rounded down to the nearest whole share of the Common Stock, in order to comply with the requirements of Sections 409A and 424 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

By approving Proposal 4, stockholders will be approving multiple Reverse Stock Split Charter Amendments providing for the combination of a whole number of shares of the Company’s Common Stock not less than 1-for-2 and not greater than 1-for-100 into one share of the Company’s Common Stock, and in the aggregate not more than 1-for-250, inclusive, with any such future amendment setting forth the actual ratio to be determined by our Board. Furthermore, by adoption and approval of this proposal, the stockholders will be deemed to have adopted and approved one or more amendments to effect a Reverse Stock Split at one or more of the ratios between and including 1-for-2 and 1-for-100, and in the aggregate not more than 1-for-250, inclusive.

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Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares from any Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations of the proposed Reverse Stock Split that may be relevant to U.S. holders and non-U.S. holders (each as defined below) of the Common Stock, but does not purport to be a complete analysis of all potential tax consequences that may be relevant to such holders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of the Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

This discussion is limited to holders that hold the Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income or the alternative minimum tax. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation: U.S. expatriates and former citizens or long-term residents of the United States; persons that hold shares of Common Stock in connection with a permanent establishment or fixed base outside the United States; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; persons holding the Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment; banks, insurance companies, and other financial institutions; real estate investment trusts or regulated investment companies; brokers, dealers or traders in securities; corporations that accumulate earnings to avoid U.S. federal income tax; S corporations, partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein); tax-exempt organizations or governmental organizations; persons deemed to sell the Common Stock under the constructive sale provisions of the Code; persons who hold or receive the Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; tax-qualified retirement plans; U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472; and holders that hold or have held, directly, indirectly or constructively pursuant to attribution rules, more than 5% of the shares of Common Stock at any time during the five-year period ending on the date of the consummation of the Reverse Stock Split.

If an entity treated as a partnership for U.S. federal income tax purposes holds the Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding the Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF THE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

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Tax Consequences to U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Common Stock that for U.S. federal income tax purposes is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (a) the administration of which is subject to the primary supervision of a U.S. court and that has one or more U. S. persons that have the authority to control all substantial decisions of the trust or (b) that was in existence before August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a U. S. person for U.S. federal income tax purposes.

The proposed Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that is treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, except as described below with respect to cash received in lieu of fractional shares (which fractional share is generally treated as received and then exchanged for cash), a U.S. holder of Common Stock generally should not recognize gain or loss upon the proposed Reverse Stock Split. Accordingly, the aggregate tax basis of the U.S. holder in the shares of Common Stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the U.S. holder’s aggregate tax basis in the shares of Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. In addition, a U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. Holders of shares of the Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Generally, a U.S. holder who receives cash in lieu of a fractional share of the Common Stock pursuant to the proposed Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder’s tax basis that is allocable to such fractional share of the Common Stock. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share is more than one year as of the effective date of the proposed Reverse Stock Split. The deductibility of capital losses is subject to limitations. Special rules under Section 302 of the Code may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Code (rather than as a sale or exchange) with respect to certain U.S. holders who own more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend based on their particular circumstances.

Payments of cash made in lieu of a fractional share of the Common Stock may, under certain circumstances, be subject to information reporting and U.S. “backup withholding”. To avoid backup withholding, each holder of our shares of the Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Tax Consequences to Non-U.S. Holders

Generally, a beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) (a “non-U.S. holder”) should not recognize any gain or loss upon the Reverse Stock Split.

In addition, if such non-U.S. holder were to recognize capital gain or loss attributable to cash received in lieu of a fractional share, such gain or loss should also generally not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the Reverse Stock Split and certain other conditions are met, or (c) our Common Stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes

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Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States, provided the non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses. With respect to clause (c) above, if we are a USRPHC, a non-U.S. holder may qualify for an exemption if our Common Stock is regularly traded on an established securities market and the non-U.S. holder does not actually or constructively hold more than 5% of such regularly traded Common Stock at any time within the shorter of the five-year period preceding the Reverse Stock Split and the non-U.S. holder’s holding period for our Common Stock. Because the determination of whether we are a USRPHC depends on the fair market value of our U.S. real property interests relative to the fair market value of our other business assets, there can be no assurance that we are not or were not at any time a USRPHC. If no exemption is available and we are a USRPHC, a Non-U.S. holder’s cash received in lieu of a fractional share will generally be subject to withholding at a rate of 15% and such non-U.S. holder will generally be taxed on any gain in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally should not apply to such gain. Non-U.S. holders should consult with their tax advisors on the availability of any exemption in the event we are or become a USRPHC.

Notwithstanding the foregoing, gain recognized by a non-U.S. holder attributable to cash received in lieu of a fractional share could be treated as a dividend for U.S. federal income tax purposes (which could be subject to U.S. federal income or withholding tax) instead of capital gain if such non-U.S. holder owns more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercises more than a minimal degree of voting or other type of control over the affairs of the Company. Non-U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend.

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. Under certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business, or tax advice to any particular Company holder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular U.S. federal income tax consequences of the Reverse Stock Split to you, including any tax consequences arising under U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

Dissenters’ Rights of Appraisal

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders are not entitled to dissenters’ rights of appraisal in connection with the Reverse Split.

Vote Required

To approve one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments, requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN AND INCLUDING 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-250, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, SUBJECT TO THE AUTHORITY OF THE BOARD OF DIRECTORS TO ABANDON SUCH AMENDMENTS.

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PROPOSAL NO. 5 – TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

Our Board unanimously voted to approve, and to recommend to our stockholders that they approve and adopt at the Special Meeting, an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 250,000,000 to 500,000,000 shares (the “Authorized Share Increase”) by filing a certificate of amendment (the “Certificate of Amendment”) to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.

The foregoing description of the Certificate of Amendment is only a summary and is qualified in its entirety by reference to the actual text of the Certificate of Amendment, a copy of which is attached hereto as Annex E.

Background and Purpose of the Authorized Share Increase

The Board of Directors has determined that we may not have a sufficient number authorized shares to accommodate our future capital raising needs, based on our current outstanding shares of Common Stock and shares of Common Stock reserved for other issuance, including upon exercise of outstanding stock options, warrants and other arrangements. As of February 25, 2026, we had 250,000,000 shares of Common Stock authorized, of which 4,420,963 shares were issued and outstanding. In addition, the Company has reserved:

●	126,890,563 shares of Common Stock for issuance upon the exercise of outstanding warrants and pre-funded warrants;

●	146,424 shares of Common Stock for issuance under the Company’s Amended and Restated 2023 Stock Incentive Plan (the “2023 Plan”);

●	6,176 shares of Common Stock for issuance upon exercise of stock options outstanding under the 2023 Plan; and

●	41,666,667 shares of Common Stock for issuance pursuant to that certain directed stock purchase agreement entered into on January 16, 2026 (the “ELOC Purchase Agreement”) by and between the Company and Ascent Partners Fund LLC; and

Accordingly, there is only a limited number of shares of our authorized Common Stock that will remain unreserved and available for future issuance.

Our Board believes it is advisable and in the best interest of our Company to increase the number of authorized shares of our Common Stock to give us greater flexibility in considering and planning for future potential business needs, including to raise additional capital in connection with future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentives and employee benefit plans, and for other general corporate purposes.

Impact of the Authorized Share Increase

If adopted, the Authorized Share Increase would increase the number of authorized shares of Common Stock of the Company from 250,000,000 shares of Common Stock to 500,000,000 shares of Common Stock. As a result, the total number of shares of capital stock the Company is authorized to issue would increase from 251,000,000 shares to 501,000,000 shares, inclusive of 1,000,000 shares of preferred stock.

If the Authorized Share Increase is adopted, the par value of the authorized shares of Common Stock, as well as the rights and powers (including voting rights), of each share of Common Stock will remain unchanged, although it could allow, in the future, further dilution of the outstanding shares of Common Stock. The Board of Directors has not proposed the Authorized Share Increase with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares of Common Stock for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

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Risks of Not Approving This Proposal

If stockholders do not approve the Authorized Share Increase, our ability to pursue opportunities in which shares of our Common Stock could be issued and that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing, investing and strategic transaction opportunities, and employee recruitment and retention purposes, would be negatively impacted.

Procedure for Effecting the Authorized Share Increase

If stockholders approve the Authorized Share Increase and the Board decides to implement the Authorized Share Increase, the Authorized Share Increase will become effective either upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the Board intends to file the Certificate of Amendment as soon as practicable after the Special Meeting if the Authorized Share Increase is approved, the Board may determine in its discretion to abandon the Authorized Share Increase at any time prior to the effectiveness of the Certificate of Amendment pursuant to Section 242(c) of the General Corporation Law of the State of Delaware.

Interest of Certain Persons in the Matter to Be Acted Upon

None of our officers and directors, nor any of their associates, have any interest in the Authorized Share Increase except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock) or holders of equity awards issued pursuant to the 2023 Plan through which the Authorized Share Increase may result in the ability to grant future equity awards under the 2023 Plan and increase liquidity of our Common Stock.

Vote Required

To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of at least a majority of our shares of Common Stock outstanding and entitled to vote at the Special Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF A CERTIFICATE OF AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL NO. 6 – the approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion UNDER DELAWARE LAW and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by A TRANSFER BY way of continuation UNDER THE LAWS OF THE CAYMAN ISLANDS and (ii) the adoption of the Cayman Articles.

Overview

At the Special Meeting, our stockholders will be asked to approve (A) pursuant to the DGCL, the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Company”) and (B) pursuant to the Companies Act (as defined below), the transfer by way of continuation of the Company from the Delaware Corporation to the Cayman Company and to adopt the Cayman Articles (as defined below), as more fully described in this Proposal No. 6. The proposed redomestication of the Delaware Corporation to a Cayman Company pursuant to this Proposal No. 6 is referred to herein as the “Cayman Redomestication.”

Principal Terms of the Cayman Redomestication

If the Cayman Redomestication is approved by our stockholders, the Cayman Redomestication will be effected by the Company through a conversion pursuant to Section 266 of the DGCL, and the Cayman Company will continue its existence as an exempted company limited by shares under the Companies Act (Revised), as amended, of the Cayman Islands (the “Companies Act”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex G to this proxy statement. Approval of the Redomestication Proposal will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effectuation of the Cayman Redomestication:

●	The Company will continue its existence as a Cayman Islands exempted company and will continue to operate its business under the name “CDT Equity Inc.”

●	The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Cayman Islands law. See “Effects of the Cayman Redomestication—Comparison of Stockholder Rights under Delaware and Cayman Islands Law” below.

●	The Company will cease to be governed by our Certificate of Incorporation and Bylaws and will instead be governed by the provisions of the proposed Cayman Islands memorandum of association and articles of association (the “Cayman Articles”), a form of which is included as Annex F to this proxy statement. See “Effects of the Cayman Redomestication—Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital” below.

●	The Cayman Redomestication will not result in any change in our business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Cayman Redomestication).

●	The Company will continue to be treated as a U.S. corporation for all purposes under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). See “U.S. Federal Income Tax Considerations of the Cayman Redomestication—U.S. Tax Status of the Cayman Corporation after the Cayman Redomestication” below.

●	Each outstanding share of Common Stock of the Delaware Corporation will be automatically converted into one issued ordinary share of the Cayman Company (each a “Cayman Share”, together the “Cayman Shares”).

●	Stockholders of the Company will not be required to exchange their existing stock certificates (if any) for new share certificates.

●	Each outstanding option or right to acquire shares of Common Stock of the Delaware Corporation will continue in existence in the form of and will automatically become an option or right to acquire an equal number of Cayman Shares under the same terms and conditions.

●	The Cayman Shares resulting from the Cayman Redomestication will continue to be traded on Nasdaq under the symbol “CDT”. The Cayman Redomestication is not expected to cause any interruption in the trading of such Cayman Shares.

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If our stockholders approve the Cayman Redomestication, the Redomestication will become effective as of the date the Cayman Redomestication filing is submitted with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) which is anticipated to be effected as soon as practicable following the stockholder approval (the “Cayman Redomestication Effective Time”).

The Cayman Redomestication may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Cayman Redomestication Effective Time, whether before or after the approval by our stockholders, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and our stockholders, as the case may be. In addition, the Company may face legal challenges to the Cayman Redomestication, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Cayman Redomestication.

Reasons for the Cayman Redomestication

The Board of Directors believes that there are several reasons the Cayman Redomestication is in the best interests of the Company and our stockholders. In particular, the Board of Directors believes that the Cayman Redomestication will allow the Company to take advantage of certain provisions of the corporate laws of the Cayman Islands.

The Cayman Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which the Company expects will result in substantial savings to the Company over the long term.

The Cayman Redomestication will potentially reduce the risk of opportunistic and frivolous stockholder demands and litigation for the Company and its directors and officers, which may allow our directors and officers to focus on our business and save it the cost of such demands and litigation. Within recent years, the increasing frequency and cost of claims directed towards directors and officers of Delaware corporations has expanded the risk facing directors and officers of public companies in exercising their duties. For example, from time to time, public companies respond to stockholder books and records inspection demands pursuant to Section 220 of the DGCL, purportedly seeking to investigate alleged mismanagement and wrongdoing, which, in turn, causes public companies to expend substantial legal fees and costs in responding to such demands, in addition to the time and distraction for the management team in gathering records and providing information to the company’s lawyers. Such stockholder demands and litigation can be time-consuming and burdensome, both for the directors and officers involved and other members of management and employees. If the Company were to be targeted by opportunistic and frivolous stockholder demands or lawsuits, the costs or other consequences of responding to or defending such claims could potentially be borne by our stockholders through, among other things, indemnification obligations, distraction to our management and employees, and increased insurance premiums. Although Section 220 of the DGCL was amended on March 25, 2025 (the “2025 DGCL Amendments”) to narrow the scope of such stockholder books and records inspection demands and increase the burden on stockholders for obtaining such records, the Board of Directors still expects fewer opportunistic and frivolous books and records inspection demands under Cayman Islands law as shareholders generally do not have statutory rights to inspect or obtain copies of the register of shareholders or other corporate records under the Companies Act.

The Cayman Redomestication will potentially provide our directors and officers with greater protection, which may help the Company attract and retain highly qualified management personnel. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.

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In most cases, under Cayman Islands law, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers may only be brought by a shareholder in limited instances. While derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions, they are less common relative to similar claims brought in Delaware pursuant to the Delaware law. In addition, Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exculpating its directors or officers from liability for negligence or a breach of duty, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime. Accordingly, the Cayman Redomestication is expected to protect directors or officers from direct claims by shareholders for a breach of the duty except in the limited circumstances permitted by Cayman Islands law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.

The Cayman Redomestication could also potentially provide the Company with greater flexibility to consider and engage in certain types of corporate transactions that might provide shareholders with an opportunity to realize greater value for their shares in the Company that the Board of Directors determines to be in the best interests of the Company. Although the 2025 DGCL Amendments restore the business judgment rule as the standard of review for corporate acts on transactions involving a controlling stockholder (other than going private transactions) approved by either a special committee of independent and disinterested directors or disinterested stockholders, such an approval may remain impractical in certain instances.

Cayman Islands law does not provide a list of statutory facts that directors and officers may consider in making takeover decisions or decisions in relation to corporate transactions. Under Cayman Islands law, in making decisions, directors are required to comply with their fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

No such transactions potentially implicating the entire fairness standard under Delaware law are currently being discussed or considered by the Board of Directors. Consequently, the Cayman Redomestication is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors.

Certain Risks Associated with the Cayman Redomestication

There can be no assurance that the Cayman Redomestication will result in all or any of the benefits described in this proxy statement, including the benefits of or resulting from the transfer by way of continuation of the Company under the Cayman Islands or the application of Cayman Islands law to the internal affairs of the Company. See “Risk Factors—Risks Related to the Cayman Redomestication.”

Effects of the Cayman Redomestication

The Cayman Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Cayman Redomestication, the Company will be governed by the Companies Act instead of the DGCL, and the Company will be governed by the Cayman Articles instead of the Bylaws. Approval of this Proposal No. 6 will constitute the approval and adoption of the Cayman Articles. The Certificate of Incorporation and the Bylaws will no longer be applicable following completion of the Cayman Redomestication. The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Companies Act, the Cayman Articles, the DGCL, the Certificate of Incorporation and the Bylaws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a stockholder of the Delaware Corporation before the Cayman Redomestication and being a shareholder of the Cayman Company following the completion of the Cayman Redomestication.

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Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital

The Cayman Articles differ in many respects from the Certificate of Incorporation and Bylaws. The differences between the rights of stockholders of the Delaware Corporation under the Certificate of Incorporation and Bylaws and their rights as shareholders of the Cayman Company immediately after the Cayman Redomestication under the Cayman Articles are summarized below.

Delaware Corporation	Cayman Company

Organizational Documents

The rights of the Delaware Corporation’s stockholders are governed by the Certificate of Incorporation, Bylaws and the DGCL.	The rights of Cayman Company shareholders will be governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands.

Authorized Capital Stock

The Delaware Corporation is authorized to issue two classes of capital stock which are designated, respectively, “common stock” and “preferred stock.” The total number of shares that the Delaware Corporation is currently authorized to issue is 251,000,000, of which 250,000,000 shares are Common Stock, each having a par value $0.0001 per share, and 1,000,000 shares are Preferred Stock, each having a par value $0.0001 per share. The Preferred Stock may be issued from time to time in one or more series. The number of authorized shares of Delaware Corporation Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the votes properly cast in the matter, irrespective of the provisions of Section 242(b)(2) of the DGCL.	The authorized share capital of the Cayman Company under the Cayman Articles is US$ 25,200 comprising of 251,000,000 “ordinary shares,” having a par value of US$0.0001 per share; and 1,000,000 “preferred shares,” having a par value of US$0.0001 per share. The Cayman Company may increase its authorized share capital through an ordinary resolution of the shareholders.

Number and Qualification of Directors

The number of directors shall be fixed solely and exclusively by resolution duly adopted by the Board of Directors. No decrease in the authorized number of directors constituting the Board of Directors will shorten the term of any incumbent director. Directors need not be stockholders of the Delaware Corporation. The Board of Directors consists of five members.	The Board of Directors will consist of at least one person; provided, however, that subject to the rights of the holders of any series of preferred shares specified by the Cayman Articles or any certificate of designation, the number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a simple majority of the voting power of the authorized number of directors then in office or by unanimous written consent of all directors. No decrease in the authorized number of directors constituting the Board of Directors will shorten the term of any incumbent director. Directors need not be shareholders of the Cayman Company. The Board of Directors consists of five members.

Term of Directors; Election of Directors

At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the particular class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this section, the directors shall serve until their successors are duly elected and qualified or until their earlier resignation, death or removal.

At each annual general meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the particular class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death or removal.

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Delaware Corporation	Cayman Company

Except as otherwise provided by statute, the Certificate of Incorporation or the Bylaws, directors shall be elected by a plurality of the votes properly cast on the election of directors.	Except as otherwise provided by statute or the Cayman Articles, directors shall be elected by a plurality of the votes properly cast on the election of directors.

Vacancies on the Board of Directors

Any and all vacancies on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or resulting from death, resignation, disqualification, or removal, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until his or her earlier resignation, death or removal.	Subject to the rights of the holders of any series of preferred shares, any and all vacancies on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or resulting from death, resignation, disqualification, or removal, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors, and not by the shareholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

Stockholder Action by Written Consent

No action may be taken by the Delaware Corporation stockholders except at an annual or special meeting of the Delaware Corporation stockholders called in accordance with the Bylaws, and no action may be taken by the Delaware Corporation stockholders by written consent.	A resolution in writing signed by all the shareholders entitled to receive notice of and to attend and vote at general meetings of the Cayman Company (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Cayman Company duly convened and held.

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Delaware Corporation	Cayman Company

Quorum

At all meetings of stockholders, except where otherwise provided by applicable law or by the Certificate of Incorporation or the Bylaws, the holders of one third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the presiding officer of the meeting or by vote of the holders of a majority of the voting power present thereat. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.	At all meetings of shareholders, except where otherwise provided by the Cayman Articles or any certificate of designation, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, the holders of one third (1/3) of the outstanding shares of the Cayman Company entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of shareholders may be adjourned, from time to time, either by the presiding officer or chairman of the meeting or by vote of the holders of a majority of the shares represented thereat. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Special Meetings of Stockholders

Except as otherwise required by statute and subject to the rights of the holders of any series of Preferred Stock, special meetings of the Delaware Corporation stockholders may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and not by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Delaware Corporation.

Unless otherwise required by the DGCL, notice of all special meetings of stockholders shall be given in the same manner as provided for annual meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

General meetings of the Cayman Company shareholders may be called, for any purpose as is a proper matter for shareholder action under Cayman Islands law, by the Board of Directors pursuant to a resolution adopted by a simple majority of the voting power of the directors present at a meeting of directors or by unanimous written consent of all directors.

Except as otherwise required by statute and subject to the rights of the holders of any series of preferred shares, special meetings of the Cayman Company shareholders may be called only by the Board of Directors or the Chief Executive Officer if one is elected, or the President if one is elected, and shall be held at such place, date, and time as they or he or she shall fix, pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and not by any other person or persons. Other than those stated in the Cayman Articles, only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of shareholders of the Cayman Company.

Notice of Stockholder Meetings

Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Delaware Corporation Preferred Stock, a notice stating the hour, date and place, if any, of a meeting of stockholders and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and voting at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Delaware Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.	Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Cayman Company preferred shares, a notice stating the hour, date and place, if any, of a meeting of shareholders and the means of remote communication, if any, by which shareholders and proxyholders may be deemed to be present in person and voting at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting by delivering such notice in accordance with the Cayman Articles. The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any shareholder shall not invalidate the proceedings at any meeting.

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Delaware Corporation	Cayman Company

Amendment of Bylaws and Articles of Association

Except as otherwise provided by law, the Bylaws may be amended or repealed by the Board of Directors or by stockholders at any annual meeting, or special meeting called for such purpose. Any amendment or repeal of the Bylaws by the Board of Directors shall require the affirmative vote of a majority of the directors then in office, and any amendment or repeal of the Bylaws by the stockholders shall require the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.	The Cayman Articles will consist of a memorandum of association and articles of association. Subject to the Companies Act, the Cayman Articles and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time by special resolution alter or amend the articles of association forming a part of the Cayman Articles in whole or in part.

Limitation on Director and Officer Liability

A director of the Delaware Corporation shall not be personally liable to the Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the Director’s duty of loyalty to the Delaware Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of the Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Delaware Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of Article VII of the Certificate of Incorporation, which provides limitation of liability for directors of the Delaware Corporation, by either of (i) the stockholders of the Delaware Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director at the time of such amendment, repeal or modification.

The Companies Act does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees or agents.

The Cayman Articles provide that no Indemnified Person (as defined below) shall be liable: (a) for the acts, receipts, neglects, defaults or omissions of any other director or officer or agent of the Cayman Company; or (b) for any loss on account of defect of title to any property of the Cayman Company; or (c) on account of the insufficiency of any security in or upon which any money of the Cayman Company shall be invested; or (d) for any loss incurred through any bank, broker or other similar person; or (e) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or (f) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution of discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto; unless the same shall happen through such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction.

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Delaware Corporation	Cayman Company

Indemnification

The Delaware Corporation will indemnify its directors and officers to the fullest extent authorized by the DGCL or any other applicable law for: (i) any proceeding or any claim, issue or matter therein (other than an action by or in the right of the Delaware Corporation), which such director or officer is, or is threatened to be made, a party to or participant in by reason of such director’s or officer’s relationship to the Delaware Corporation, if such director or officer acted in good faith and in a manner such director or officer reasonably believed to be in or not opposed to the best interests of the Delaware Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful; and (ii) any proceeding or any claim, issue or matter therein by or in the right of the Delaware Corporation, which such director or officer is, or is threatened to be made, a party to or participant in by reason of such director’s or officer’s relationship to the Delaware Corporation, if such director or officer acted in good faith and in a manner such director or officer reasonably believed to be in or not opposed to the best interests of the Delaware Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such director or officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Delaware Corporation, unless, and only to the extent that, the Delaware Court of Chancery or another court in which such proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnification for such expenses that such court deems proper.

The Cayman Articles provide that, to the fullest extent permitted by law, every director (including any alternate director appointed pursuant to the provisions of the Cayman Articles), secretary, assistant secretary, or other officer (but not including the Cayman Company’s auditors) and the personal representatives of the same (“Indemnified Persons” and each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Cayman Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Cayman Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Cayman Company or its affairs in any court whether in the Cayman Islands or elsewhere.

Each non-officer employee of the Delaware Corporation may, in the discretion of the Board of Directors, be indemnified by the Delaware Corporation to the fullest extent authorized by the DGCL against any or all expenses and liabilities that are incurred by such non-officer employee or on such non-officer employee’s behalf in connection with any threatened, pending or completed proceeding, or any claim, issue or matter therein, which such non-officer employee is, or is threatened to be made, a party to or participant in by reason of such non-officer employee’s relationship with the Delaware Corporation, if such non-officer employee acted in good faith and in a manner such non-officer employee reasonably believed to be in or not opposed to the best interests of the Delaware Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, the Delaware Corporation may indemnify the non-officer employee only if such proceeding was authorized in advance by the Board of Directors.

The Delaware Corporation shall advance all expenses incurred by or on behalf of any director in connection with any proceeding in which such director is involved by reason of such director’s relationship with the Delaware Corporation within 30 days after the receipt by the Delaware Corporation of a written statement from such director requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such director and shall be preceded or accompanied by an undertaking by or on behalf of such director to repay any expenses so advanced if it shall ultimately be determined that such director is not entitled to be indemnified against such expenses. Notwithstanding the foregoing, the Delaware Corporation shall advance all expenses incurred by or on behalf of any director seeking advancement of expenses hereunder in connection with a proceeding initiated by such director only if such proceeding (including any parts of such proceeding not initiated by such director) was (i) authorized by the Board of Directors, or (ii) brought to enforce such director’s rights to indemnification or advancement of expenses under the Bylaws.

Each shareholder waives any claim or right of action they might have, whether individually or by or in the right of the Cayman Company, against any director or officer on account of any action taken by such director or officer, or the failure of such director or officer to take any action in the performance of his or her duties with or for the Cayman Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, willful default or willful neglect which may attach to such director or officer.

The Cayman Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under the Cayman Articles or otherwise.

The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Cayman Company or otherwise.

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Delaware Corporation	Cayman Company

The Delaware Corporation may, at the discretion of the Board of Directors, advance any or all expenses incurred by or on behalf of any officer or any non-officer employee in connection with any proceeding in which such person is involved by reason of his or her status as an officer or non-officer employee upon the receipt by the Delaware Corporation of a statement or statements from such officer or non-officer employee requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such officer or non-officer employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any expenses so advanced if it shall ultimately be determined that such officer or non-officer employee is not entitled to be indemnified against such expenses.

The rights conferred on any person by the Bylaws will not be exclusive of any other right which such person may have or hereafter acquire.

Preemptive Rights

Delaware Corporation stockholders do not have preemptive rights. Thus, if additional shares of Delaware Corporation Common Stock are issued, the current holders of Delaware Corporation Common Stock will own a proportionately smaller interest in a larger number of outstanding shares of Common Stock to the extent that they do not participate in the additional issuance.	Cayman Company shareholders will not have preemptive rights. Thus, if additional Cayman Shares are issued, the current holders of Cayman Shares will own a proportionately smaller interest in a larger number of outstanding Cayman Shares to the extent that they do not participate in the additional issuance.

Distributions to Stockholders

Dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Delaware Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof.	Subject to the Companies Act, the Cayman Articles and any certificate of designation, and except as otherwise provided by the rights attached to any shares, the directors may resolve to declare dividends (including interim dividends) and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of the Cayman Company lawfully available therefor. All dividends shall be declared and paid according to the amounts paid up on the Cayman Shares, but if and for so long as nothing is paid up on any of the Cayman Shares, dividends may be declared and paid according to the par value of the Cayman Shares. Dividends may be paid in cash, in-kind, or in shares.

Stock Transfer Restrictions Applicable to Stockholders

Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Delaware Corporation by the surrender to the Delaware Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Delaware Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Delaware Corporation by submitting to the Delaware Corporation or its transfer agent such evidence of transfer and following such other procedures as the Delaware Corporation or its transfer agent may require.	Transfer of Cayman Shares may be subject to the restrictions that may be set out from time to time in the Cayman Articles, including, without limitation, the receipt of an instrument of transfer in such form as the directors may in their absolute discretion approve and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer.

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Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law

The Companies Act and the common law of the Cayman Islands are similar in many respects to the statutory corporate laws of Delaware, as governed by the DGCL. However, there are certain differences that may affect the rights of a stockholder or shareholder of the Company, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Delaware Corporation under the DGCL and the rights of shareholders of the Cayman Company following completion of the Cayman Redomestication under the Companies Act. This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights.

Increasing or Decreasing Authorized Capital Stock or Share Capital

Under Delaware law, stockholders must approve an amendment to the corporation’s charter to increase or decrease in the number of authorized shares in accordance with the provisions of the applicable statute.

Under Cayman Islands law, the memorandum and articles of association of a Cayman Islands exempted company sets the authorized share capital. Any changes made to the authorized share capital of a Cayman Islands exempted company will require an ordinary resolution (i.e. a simple majority of votes cast at a general meeting of the Cayman Company) and any amendment to the memorandum and articles of association of a Cayman Islands exempted company will require a special resolution (i.e. a two-thirds majority (or such higher majority as may be specified under the Cayman Articles) of votes cast at a general meeting of the Cayman Company.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years. While the Companies Act does not provide for the classification of directors into classes with staggered terms of office, companies have the discretion to implement a classified board structure through their articles of association.

Cumulative Voting

Under Delaware law, cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

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Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors.

The Companies Act does not provide for cumulative voting as a mechanism for electing directors and if a Cayman Islands exempted company prefers to apply cumulative voting, it must explicitly set out the mechanism in its articles of association.

The Certificate of Incorporation does not provide for cumulative voting in the election of directors. Similarly, the Cayman Articles do not provide for cumulative voting.

Vacancies

Under the DGCL, subject to the certificate or articles of incorporation, bylaws, memorandum and articles of association and the rights of any holders of any outstanding series of preferred stock, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Under Cayman Islands law, there is no statutory rule governing how board of director vacancies may be filled. Instead, the process is governed by a Cayman Islands exempted company’s articles of association, which generally give the remaining directors discretion to appoint a replacement until the next annual meeting or for the remainder of the term (including where the number of remaining directors in office is less than that required to constitute a quorum).

Removal of Directors

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against their removal would be sufficient to elect him or her.

Under Cayman Islands law, there is no statutory right for shareholders to remove directors. Instead, the removal process is governed by a Cayman Islands exempted company’s articles of association. Under the Cayman Articles, subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles, neither the Board of Directors nor any individual director may be removed without cause. Subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles, any individual director or the Board of Directors may be removed with cause by a special resolution.

Fiduciary Duties and Business Judgment

Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.

Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

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Similar to Delaware law, Cayman Islands law permits directors to rely on information, opinions, reports and statements prepared by officers, employees, committees or professional advisors, provided such reliance is reasonable and made in good faith. While Cayman Islands law does not have a statutory business judgment rule, as a matter of Cayman Islands law, a director is under a general fiduciary duty to avoid conflicts of interest and Cayman Islands courts will generally defer to directors’ decisions if made in good faith, for a proper purpose and without conflicts of interest.

Flexibility for Decisions, Including Takeovers

The DGCL does not provide a list of statutory factors that corporate directors and officers may consider in making takeover decisions. Instead, in a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.

Cayman Islands law does not provide a list of statutory facts that directors and officers may consider in making takeover decisions.

Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

Limitation on Personal Liability of Directors and Officers

The DGCL by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation and their stockholders for monetary damages for breach of a director’s fiduciary duty.

The DGCL permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its stockholders for breaches of the directors’ duty of care, but the statute precludes liability limitation for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. With respect to a corporation’s most senior officers namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a public company’s most recent SEC filings or who otherwise consent to jurisdiction under Delaware’s long-arm statute applicable to directors and officers of Delaware corporations the DGCL authorizes similar limitations of liability, but only in connection with direct claims brought by stockholders, including class actions. The DGCL does not, however, authorize a limitation on liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exempting its directors or officers from liability for negligence or a breach of duty or a breach of trust, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime.

Under Cayman Islands law, in most cases, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers may be brought by a shareholder in limited instances. However, based on both Cayman Islands and English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which: a company is acting, or proposing to act, illegally or beyond the scope of its authority; the act complained of, although not beyond the scope of the authority, could only be effected if duly authorized by more than the number of votes which have actually been obtained; or those who control the company are perpetrating a “fraud on the minority.” In those instances, a shareholder may have a direct right of action against the Cayman Company where the individual rights of that shareholder have been infringed or are about to be infringed.

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Indemnification

The DGCL has statutory mechanisms that permit corporations to indemnify directors, officers, employees and agents in similar circumstances.

In suits that are not brought by or in the right of the corporation, the DGCL’s statutory indemnification mechanisms permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and believed their actions were either in the best interests of or not opposed to the best interests of the corporation.

In derivative suits brought in connection with a Delaware corporation, a corporation may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

Under Cayman Islands law, in most cases, a Cayman Islands exempted company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) a Cayman Islands exempted company’s directors or officers may be brought by a shareholder in limited instances. However, based on both Cayman Islands and English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which: a company is acting, or proposing to act, illegally or beyond the scope of its authority; the act complained of, although not beyond the scope of the authority, could only be effected if duly authorized by more than the number of votes which have actually been obtained; or those who control the company are perpetrating a “fraud on the minority.” In those instances, a shareholder may have a direct right of action against a Cayman Islands exempted company where the individual rights of that shareholder have been infringed or are about to be infringed.

Under the statutory indemnification mechanism in Delaware law, no corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed to the statutory provisions governing indemnity.

The Companies Act does not restrict the authority of a Cayman Islands exempted company to indemnify its directors, officers, employees or agents, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud or the consequences of committing a crime. The Cayman Articles provide for indemnification for every director and officer of the Cayman Company.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that they are not entitled to be indemnified by the corporation as authorized under the DGCL. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

Cayman Islands law does not restrict the authority of a Cayman Islands exempted company to advance expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding, but there is no statutory provision expressly requiring or governing advancement of expenses. Instead, the ability to advance expenses is typically addressed in a Cayman Islands exempted company’s articles of association. The Cayman Articles provide for expense advancement provisions for Indemnified Persons.

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Director Compensation

Both the DGCL and the Companies Act do not have a specific statute governing either the establishment of director compensation, or the fairness of director compensation. The Board of Directors after the Cayman Redomestication will determine whether to continue the current rate of compensation of its directors or amend as it is deemed necessary.

Action by Written Resolution of Directors

The DGCL provides that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

The Companies Act does not prescribe rules for the written resolution of directors and the process is governed by a Cayman Islands exempted company’s articles of association which typically allows board decisions to be made by unanimous written resolution in lieu of a meeting of the board of directors.

Neither the Certificate of Incorporation or Bylaws, nor the Cayman Articles, limit the type or nature of a board action taken by consent in writing or by electronic transmission. A resolution in writing or by electronic transmission passed by the directors of the Cayman Company will be required to be executed by all the directors or committee thereof, entitled to receive notice of meetings of directors or committee thereof.

Actions by Written Resolution of Stockholders and Shareholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Under Cayman Islands law, there is no statutory restriction on shareholder action by written resolution and the process is governed by a Cayman Islands exempted company’s articles of association.

While the Certificate of Incorporation prohibits action by written consent of the stockholders, the Cayman Articles permit an ordinary or special resolution to be signed in writing by all shareholders of the Cayman Company entitled to receive notice of and to attend and vote at general meetings of the Company, in lieu of a general meeting and such written resolution will be as valid and effective as if such resolution had been passed at a meeting of the shareholders.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

Under the Companies Act and the Cayman Articles, the directors, by resolution, may declare dividends on shares in issue and authorize payment out of the funds of the Cayman Company lawfully available therefor. The directors may, subject to the preference of any classes of shares, authorize a dividend at such time and of such an amount as they think fit if they are satisfied that the Cayman Company will, have sufficient profits and/or share premium lawfully available therefor and, immediately after the payment of the dividend, satisfy the solvency test (that is, if the directors can determine based on the facts at the time that the company can in the future, following the payment of the dividend, pay its debts as they fall due in the ordinary course of business).

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Restrictions on Business Combinations

While Delaware law provides certain protections to stockholders in connection with certain business combinations, which can be found in Section 203 of the DGCL, Cayman Islands law does not provide equivalent statutory protections to shareholders. Under Cayman Islands law, any specific provisions relating to business combinations needs to be set out expressly in the articles of association of a Cayman Islands exempted company. See “Stockholder and Shareholder Vote for Mergers and Other Corporation Reorganizations” below.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Delaware Corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “interested stockholders” generally is defined as any person (including its affiliates and associates) that beneficially owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the beneficial owner of 15% or more of the outstanding voting stock of the corporation at any time in the last three-year period, and the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder. Delaware companies are entitled to opt out of the business combination provisions of the DGCL. The Delaware Corporation has not opted out of the business combination provisions of Section 203 of the DGCL.

Stockholder and Shareholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or sale involving substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.

The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under Cayman Islands law, a company may merge with another company (wherever incorporated in the Cayman Islands or an overseas company, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Companies Act. A merger under Cayman Islands law requires the approval by a special resolution, which in the context of a general meeting of the Cayman Company requires (i) not less than a two-thirds majority of the votes cast by such shareholders attending and voting in person or, where proxies are allowed, by proxy at a quorate general meeting of the Cayman Company or (ii) the written resolution of all shareholders entitled to vote at such general meeting.

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No shareholder resolution is required for a merger between a parent company (i.e., a company that holds issued shares that together represent 90% of the votes at a general meeting of the subsidiary company) and its subsidiary company, provided the parent company is the surviving entity and a copy of the plan of merger (including the memorandum and articles of association of the company) is given to every member of each subsidiary company to be merged unless that member agrees otherwise.

Under Cayman Islands law, a Cayman Islands exempted company may be acquired through a tender offer by a third party. Where the holders of 90% or more in value of a class of the Cayman Company’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in the Cayman Company, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order otherwise providing. If the offeror has acquired acceptances of 90% of all the Cayman Company’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer.

A Cayman Islands exempted company may also be acquired by a court-approved scheme of arrangement under the Companies Act. A scheme of arrangement with one or more classes of shareholders requires a court order from the Cayman court and the approval of shareholders representing 75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme.

Appraisal or Dissenter’s Rights

Under Delaware law, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Certificate of Incorporation and Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

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Generally, under Cayman Islands law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Companies Act a shareholder shall be entitled to receive the fair value of their shares upon dissenting from such merger. Rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date and where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.

The mechanics and timing procedures vary somewhat between Delaware and the Cayman Islands, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders and General Meetings of Shareholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Under Cayman Islands law, there is no general statutory right for shareholders to call a general meeting where the articles of association provide for a mechanism to call a meeting. Where the articles of association provide for calling of meetings, the ability to convene such a meeting will be governed by the company’s articles of association.

Meetings Pursuant to Petition of Stockholders and Shareholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under Cayman Islands law, there is no statutory provision allowing shareholders to petition a court to compel a general meeting and Cayman Islands exempted companies are not required to hold annual general meetings, unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.

Adjournment of Stockholder and Shareholder Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under Cayman Islands law, the adjournment of shareholder meetings is not regulated by statute and is instead governed by a Cayman Islands exempted company’s articles of association. Typically, a Cayman Islands exempted company’s articles provide that if a meeting is not quorate, it may be adjourned to a later date without requiring new notice. There is no statutory requirement to provide notice of an adjourned meeting unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under Cayman Islands law, there is no statutory equivalent, but the Cayman Articles state that a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period.

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Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series, or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board.

Under Cayman Islands law, quorum requirements are not regulated by statute and are instead governed by a Cayman Islands exempted company’s articles of association. Business may only be transacted at a meeting of shareholders of a Cayman Islands exempted company if a quorum is present. The Cayman Articles provide that a quorum for an annual or general meeting of shareholders of the Cayman Company is a simple majority of the issued and outstanding shares of the Cayman Company present in person or by proxy and entitled to vote at that meeting.

Stockholder and Shareholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from certificate, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, Section 122(18) (i.e., Moelis) agreements, and director independence questionnaires within three years of the demand for a proper purpose. In the event that the corporation does not have specified books and records, including minutes of board and committee meetings, actions of board or any committee, financial statements and director and officer independence questionnaires, the Court of Chancery of the State of Delaware may order the production of additional corporate records necessary and essential for the stockholder’s proper purpose. A stockholder demand must describe its proper purpose and the records it seeks with reasonable particularity. A proper purpose is one reasonably related to such person’s interest as a stockholder. Information from books and records obtained by a stockholder from a production under Section 220 will be deemed to be incorporated by reference into any complaint filed by or at the direction of a stockholder on the basis of information obtained through a demand for books and records.

Under Cayman Islands law, shareholders generally do not have any automatic rights to inspect or obtain copies of the register of shareholders or other corporate records of a company, though directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of a Cayman Islands exempted company or any of them will be open to the inspection of shareholders not being directors.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for their own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for their own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Unlike Delaware law, Cayman Islands law does not have a codified corporate opportunity doctrine and a director’s obligations in relation to business opportunities are governed by general fiduciary duties which include the duty to act in good faith and in the best interests of the company, the duty to avoid conflicts of interests and a duty to exercise independent judgement and avoid self-dealing. A Cayman Islands director may engage in business activities outside a Cayman Islands exempted company, provided that they have disclosed any personal interest in the opportunity. If the director properly declares their interest at a board meeting, Cayman Islands law generally permits the company to approve the transaction. A director may also vote on resolutions related to such a contract provided the interest has been disclosed.

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What Doesn’t Change After Cayman Redomestication?

Apart from being governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands, following completion of the Cayman Redomestication, the Company will continue to exist in the form of a Cayman exempt company and will continue to be treated as a U.S. corporation for all purposes under the Code. By virtue of the Cayman Redomestication, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Cayman Company and will be the property of the Cayman Company. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Cayman Company and may be enforced against the Cayman Company.

No Change in the Business

The Cayman Redomestication will not result in any change in our business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Cayman Redomestication). Our management, including all directors and officers, will remain the same in connection with the Cayman Redomestication and will have the same positions with the Cayman Company. To the extent that the Cayman Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Cayman Redomestication. The Company does not expect that any such required consent will impede our ability to redomesticate to the Cayman Islands. The Cayman Redomestication will not otherwise adversely affect any of our material contracts with any third parties, and our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Cayman Company.

No Stock Exchange Listing or Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Cayman Redomestication, and the Cayman Shares will continue to be listed on Nasdaq and traded under the symbol “CDT”. We expect that the Cayman Shares will trade under a new CUSIP. The Company will continue to file required periodic reports and other documents with the SEC. Except as related to the implementation of a new CUSIP, there is not expected to be any interruption in the trading of the Cayman Shares as a result of the Cayman Redomestication. The Company and our stockholders will be in the same respective positions under the federal securities laws after the Cayman Redomestication as the Company and our stockholders were prior to the Cayman Redomestication.

No Material Accounting Implications

Effecting the Cayman Redomestication will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not be required to exchange their existing stock certificates (if any) for new share certificates.

U.S. Federal Income Tax Considerations of the Cayman Redomestication

The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of Common Stock and Preferred Stock (the “Company stock”) of the Cayman Redomestication. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Code, Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the U.S. federal income tax considerations of the Cayman Redomestication.

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This discussion is limited to a U.S. Holder that holds the Company stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

●	U.S. expatriates and former citizens or long-term residents of the United States;

●	U.S. Holders whose functional currency is not the U.S. dollar;

●	persons holding the Company stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;

●	banks, insurance companies and other financial institutions;

●	real estate investment trusts or regulated investment companies;

●	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in the Company stock;

●	partnerships or other entities or arrangements classified as partnerships, passthroughs, or disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);

●	tax-exempt organizations or governmental organizations;

●	persons deemed to sell the Company stock under the constructive sale provisions of the Code;

●	persons who hold or receive the Company stock pursuant to the exercise of any employee stock option or otherwise as compensation;

●	tax-qualified retirement plans; and

●	persons that own, or have owned, actually or constructively, more than 5% of the Company stock.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Company stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Cayman Redomestication.

For purpose of this discussion, a “U.S. Holder” is any beneficial owner of the Company stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

●	an individual who is a citizen or resident of the United States;

●	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each holder is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Cayman Redomestication arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

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U.S. Tax Status of the Cayman Corporation after the Cayman Redomestication

Pursuant to Section 7874 of the Code, the Company after the Cayman Redomestication is and will continue to be treated as a U.S. corporation for all purposes under the Code. As such, the Company after the Cayman Redomestication is subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is “U.S. source” or “foreign source”) and is required to file a U.S. federal income tax return annually with the IRS.

The Cayman Redomestication

The Cayman Redomestication will qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder will generally not recognize gain or loss upon the proposed Cayman Redomestication. A U.S. Holder will generally have the same aggregate basis in its the Company stock after the Cayman Redomestication as such U.S. Holder had in the corresponding the Company stock immediately prior to the Cayman Redomestication. A U.S. Holder’s holding period in the Company stock immediately following the Cayman Redomestication will generally include such U.S. Holder’s holding period in the corresponding the Company stock immediately prior to the Cayman Redomestication. Each U.S. Holder of shares of the Company stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Tax Reporting Regarding the Cayman Redomestication

Each U.S. Holder that receives shares of the Company stock in the Cayman Redomestication is required to retain permanent records pertaining to the Cayman Redomestication and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least five percent (by vote or value) of the total outstanding stock of the Company stock or who owned securities in the Company stock with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Cayman Redomestication is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in such U.S. Holder’s Company stock and the fair market value of such Company stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.

Additional Information

Regulatory Matters

The consummation of the Cayman Redomestication does not require any Cayman Islands regulatory approval but certain documents will be required to be filed with the Cayman Islands Registrar of Companies for the purposes of the application including:

●	A director’s undertaking confirming that the Cayman Company is able to pay its debts as they become due in the ordinary course of business together with a statement of the Cayman Company’s assets and liabilities;

●	A director declaration that the operations of the Cayman Company will take place outside of the Cayman Islands;

●	A sworn affidavit from a director stating that the Cayman Company is not in liquidation, subject to insolvency proceedings, or in the process of being wound up in any jurisdiction together with certain other declarations required under the Companies Act;

●	A certificate good standing provided by the Secretary of State in Delaware immediately prior to the transfer by way of continuation in together with the charter documents of the Delaware Corporation (such documents duly certified);

●	The certificate of incorporation/registration of the Delaware Corporation issued by the Secretary of State in Delaware (duly certified); and

●	A formal notice confirming that the company has no secured creditors or, in the event that the company does have secured creditors, confirmation that such creditors shall be notified of the redomestication within 21 days.

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●	A formal notice of continuation to be filed with the Cayman Islands Registrar of Companies, notifying it of the Cayman Company’s intent to continue as a Cayman Islands exempted company and the proposed registered office of the Cayman Company in the Cayman Islands; and

●	A directors’ resolution resolving to change the domicile of the Delaware Corporation from Delaware to the Cayman Islands.

●	Shareholder resolutions approving the change of domicile from Delaware to the Cayman Islands.

●	A statement of assets and liabilities of the company.

Once the above requirements are satisfied, the Cayman Islands Registrar of Companies will issue a Certificate of Continuation, which serves as evidence that the Cayman Company has been duly registered in the Cayman Islands.

The consummation of the Cayman Redomestication requires the filing of the Certificate of Conversion with the Office of the Secretary of State in Delaware.

No other regulatory or governmental approvals or consents will be required in connection with the Cayman Redomestication.

Appraisal Rights

Holders of our Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Cayman Redomestication described in this proposal.

Legal Proceedings

From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this proxy statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Enforcement of Civil Liabilities

The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States.

The courts of the Cayman Islands may be unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

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Interest of Certain Persons

The Board of Directors believes that the corporate laws of the state of Delaware and the Cayman Islands are substantially comparable as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board of Directors considered if redomestication to the Cayman Islands would convey any non-ratable benefits on any of our directors or officers and did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Redomestication Proposal, that our directors and executive officers may be considered to have interests in the Cayman Redomestication that are different from, or in addition to, the interests of the stockholders generally to the extent that it might afford them greater limitations on liability under the common law of the Cayman Islands for acts in their capacities as directors or officers occurring after the Cayman Redomestication. The Board of Directors has considered these potential interests, among other matters, in reaching the decision to approve the Cayman Redomestication and to recommend that our stockholders vote in favor of this proposal.

Why are we seeking approval for the redomestication to the Cayman Islands

The Board of Directors believes that there are several reasons why the Cayman Redomestication is in the best interests of the Company and our stockholders. First, the Cayman Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings over the long term. In addition, the Cayman Redomestication may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and our directors and officers. We believe that for the reasons described in this proxy statement, in general, Cayman Islands law will provide greater protection to us and our directors and officers than Delaware law. The Board of Directors believes that the Cayman Redomestication will give us more flexibility and predictability in various corporation transactions.

Vote Required

To approve the redomestication of the Company from the State of Delaware to the Cayman Islands by a transfer by way of conversion pursuant to the DGCL and to adopt the Cayman Articles requires the affirmative vote of at least a majority of our shares of Common Stock outstanding and entitled to vote at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 6.

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PROPOSAL NO. 7 – APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6.

General

If we fail to receive a sufficient number of votes to approve Proposals Nos. 1, 2, 3, 4, 5, and/or 6, we may propose to adjourn or postpone the Special Meeting. We currently do not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3, 4, 5, and 6.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 7 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by our management and all stockholders known to us to own beneficially more than 5% of our Common Stock. Percentages are based on 4,420,963 shares of Common Stock issued and outstanding as of February 25, 2026, which number excludes the shares of Common Stock issuable upon exercise of the warrants. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them.

Name and Address of Beneficial Owner	Number of shares of Common Stock		% of Common Stock*
Directors and executive officers
James Bligh	60,117	(1)	1.36%
Chele Chiavacci Farley	17,157	(2)	*
Freda Lewis-Hall	6,972	(3)	*
Andrew Regan	386,672	(4)	8.75%
Simon Fry	6,505	(5)	*
All directors and executive officers as a group (5 individuals)	477,421		10.78%
Ascent Partners Fund LLC	255,657	(6)	5.78%
Mark Taylor	279,656	(7)	6.33%
Thesprogen, P.C.	450,094	(8)	10.18%
NJS Foresight Bio-Advisory, LLC	304,630	(9)	6.89%

*	Indicates beneficial ownership of less than 1%.

(1)	Consists of (i) 60,003 shares of Common Stock, and (ii) options to purchase 114 shares of Common Stock that are currently exercisable. Excludes 61 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

(2)	Consists of (i) 15,224 shares of Common Stock, (ii) warrants to purchase 18 shares of Common Stock and (iii) options to purchase 1,913 shares of Common Stock that are currently exercisable. Excludes 2 unvested options to purchase shares of Common Stock that are not exercisable within 60 days and excludes pre-funded warrants to purchase up to 1,940,804 shares of Common Stock, acquired pursuant to the Sarborg Limited transaction, as such pre-funded warrants are not exercisable unless and until shareholder approval is received to permit the exercise of such pre-funded warrants.

(3)	Consists of shares of Common Stock, of which (i) 4,808 are held directly by Dr. Lewis-Hall, (ii) 166 were issued to Intelmed LLC, of which Dr. Lewis-Hall is the Managing Director, and (iii) 43 shares of Common Stock were received by Mr. Emerson Hall, Jr., Dr. Lewis-Hall’s spouse, and (iv) 1,913 are underlying options that are currently exercisable and are held directly by Dr. Lewis-Hall, (v) warrants to purchase 9 shares of Common Stock held directly by Dr. Lewis-Hall and (vi) warrants to purchase 33 shares of Common Stock held by Intelmed LLC. By virtue of this relationship with both Intelmed LLC and her spouse, Dr. Lewis-Hall may be deemed to share beneficial ownership of the securities held of record by Intelmed LLC and Mr. Emerson Hall, Jr. Dr. Lewis-Hall disclaims any such beneficial ownership except to the extent of her pecuniary interest therein. Excludes 2 unvested options to purchase shares of Common Stock that are not exercisable within 60 days. The business address of Intelmed LLC is 11421 Golden Eagle Court Naples, Florida 34120.

(4)

Consists of (i) 140,005 shares of Common Stock held directly by Dr. Regan, (ii) 227,304 shares of Common Stock held by Corvus Capital Limited (“Corvus”), but excludes pre-funded warrants to purchase up to 3,685,815 shares of Common Stock held directly by Corvus, the pre-funded warrants and 224,800 of the shares of Common Stock were acquired pursuant to the acquisition of Conduit Pharmaceuticals Limited and its liabilities in accordance with the Sale and Purchase Agreement, dated December 8, 2025 by and between the Company and Corvus, as such pre-funded warrants are not exercisable unless and until shareholder approval is received to permit the exercise of such pre-funded warrants, (iii) 14 shares of Common Stock held by Algo Holdings, Inc. (“Algo”), and (iv) 19,349 shares of Common Stock held by Manoira Corporation (“Manoira”). The pre-funded warrants are subject to a beneficial ownership limitation of 49.99%. Corvus is the owner of 99.0% of the equity interests of Manoira and Algo is a wholly owned subsidiary of Corvus, and, therefore, may also be deemed to beneficially own the shares of Common Stock held of record by Manoira and Algo. Dr. Regan is the sole director of Manoira and the Chief Executive Officer and sole shareholder of Corvus . By virtue of these relationships, Dr. Regan may be deemed to beneficially own the shares of Common Stock held by Manoira, Algo and Corvus. Each of Corvus and Dr. Regan disclaims any such beneficial ownership except to the extent of its or his pecuniary interest therein. Pursuant to a participation and inducement agreement with Nirland Limited, 2,504 shares of Common Stock held by Corvus may, in certain circumstances, be subject to transfer to Nirland Limited and all such shares of Common Stock are subject to a pledge agreement with respect to such arrangement. The business address of Corvus is Floor 2, Willow House, Cricket Square PO Box 709 Grand Cayman KY1-1107, Cayman Islands.

(5)	Consists of 4,619 shares of Common Stock and options to purchase 1,886 shares of Common Stock that are currently exercisable. Excludes 24 options to purchase shares of Common Stock that are not exercisable within 60 days.

(6)	Reflects number of shares of Common Stock owned by the reporting person as reflected in a Schedule 13G filed with the SEC on February 18, 2026.

(7)	Based on the Company’s books and records reflecting: (i) 198,749 shares of Common Stock held directly by Prospect Capital Securities Limited (“PCSL”); and (ii) 80,907 shares of Common Stock held directly by Prospect Finance Limited (“PFL”). Mr. Taylor disclaims beneficial ownership of such shares of Common Stock held by PCSL and PFL except to the extent of his pecuniary interest. Excludes pre-funded warrants to purchase up to 36,551,817 shares of Common Stock held by PCSL and pre-funded warrants to purchase up to 14,879,501 shares of Common Stock held by PFL acquired pursuant to the Sarborg Limited transaction, as such pre-funded warrants are not exercisable unless and until shareholder approval is received to permit the exercise of such pre-funded warrants. The business address of each of Mark Taylor, PCSL, and PFL is Level 4, 16 Viaduct Harbour Avenue, Auckland, New Zealand.

(8)	Based on the Company’s books and records reflecting 450,094 shares of Common Stock issued pursuant to that certain Consulting Agreement, dated December 28, 2025, between the Company and Thesprogen, P.C. (“Thesprogen”), as amended by that Addendum No. 1, dated February 24, 2026. The business address of Thesprogen is 151 Praxitelous, GR-18535 Piraeus, Greece.

(9)	Based on the Company’s books and records reflecting 304,630 shares of Common Stock issued pursuant to that certain Consulting Agreement, dated December 29, 2025, between the Company and NJS Foresight Bio-Advisory, LLC (“NJS”), as amended by that certain Addendum No. 1, dated February 23, 2026. The business address of NJS is 8 Devonshire Ct, Greenville, Delaware 19807.

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OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

/s/ Andrew Regan
Dr. Andrew Regan
Chief Executive Officer and Director
Naples, Florida
March 6, 2026

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ANNEX A – DECEMBER PRE-FUNDED WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

CDT Equity INC.

Warrant Shares:	Issue Date: December 8, 2025

THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Corvus Capital Limited or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Shareholder Approval Date (as defined below) (the “Initial Exercise Date”) until this Warrant is exercised in full (the “Termination Date”) but not thereafter, to subscribe for and purchase from CDT Equity Inc., a Delaware corporation (the “Company”), up to 3,685,815 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Equity Sales Agreement” means the equity sales agreement, dated as of December 8, 2025, among the Company and Corvus Capital Limited, as amended, modified, or supplemented from time to time in accordance with its terms.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) with respect to the issuance of shares of Common Stock underlying this Warrant.

“Shareholder Approval Date” means the date on which Shareholder Approval is received and deemed effective under Delaware law.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company, with a mailing address of 18 Lafayette Pl, Woodmere, NY 11598, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

A-2

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

A-3

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days (including no Trading Days if the settlement date is the trade date), on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Equity Sales Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the (i) Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of Warrant Shares would be aggregated with the Holder’s for the purposes of determination of beneficial ownership pursuant to Section 13(d) and Rule 13d-3 of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 49.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 49.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Intentionally omitted.

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c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(e) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

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f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) intentionally omitted.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 4851 Tamiami Trail North, Attention: James Bligh, Chief Financial Officer, email address: [***], or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder or the beneficial owner of this Warrant, on the other hand.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

cdt equity INC.

By:	/s/ James Bligh
Name:	James Bligh
Title:	Chief Financial Officer

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NOTICE OF EXERCISE

To: cdt equity INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[    ] in lawful money of the United States; or

[    ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:_______________________________

Holder’s Address:________________________________

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ANNEX B – ELOC PURCHASE AGREEMENT

DIRECTED STOCK PURCHASE AGREEMENT

This Directed Stock Purchase Agreement (this “Agreement”) is dated as of January 16, 2026, by and between CDT Equity Inc., a Delaware corporation (together with its successors and, if permitted, assigns, the “Company”), and Ascent Partners Fund LLC, a Delaware limited liability company (together with its successors and assigns, including any other holder of Purchased Securities, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (together with the Regulations promulgated thereunder, the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company for cash and other valuable consideration, the Purchased Securities as defined and described more fully in this Agreement; and

WHEREAS, Schedule I contains a list of terms defined in this Agreement or in other Transaction Documents, all of which are used in this Agreement and the other Transaction Documents as so defined;

NOW, THEREFORE, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I       PURCHASES AND SALES

1.1 Effective Date and Closings

(a) Effective Date. This Agreement shall be effective on the date on which the conditions set forth in Section 1.3 (Condition to Effective Date) shall have been satisfied or duly waived (the “Effective Date”).

(b) The Two Type of Closings. The Company has the option to choose between two type of Closings, each as further described in the remainder of this Section 1.1: (x) a Regular Closing, with the Closing Date Securities delivered on the Closing Date, the Purchase Price delivered on the next business day and, where applicable, Adjustment Securities delivered at the end of an Adjustment Period) and (y) an Expanded Closing, with a higher purchase limit, but where the Purchased Securities are delivered on the Closing Date but the Purchase Price is adjusted and delivered after the end of a Pricing Period).

(c) Regular Closings. On a trading day that (A) is after the Effective Date and on or before ____________ __, 20__1 (the “Termination Date”), (B) occurs as promptly as practicable after the date on which the conditions set forth in Section 1.4 shall have been satisfied or duly waived and (C) is a trading day proposed by the Company and reasonably acceptable to the Purchaser (each a “Regular Closing Date”), upon the terms and subject to the conditions set forth herein (including satisfaction of all the conditions set forth in Section 1.4), the Company may, but shall have no obligation to, deliver to the Purchaser a notice in the form attached hereto as Exhibit A1 with such changes acceptable to the Purchaser and the Company each in their sole discretion, (an “Advance Notice”) to request to sell a number of shares of Common Stock set forth in such Advance Notice (the “Closing Date Securities” and, collectively in the aggregate for all such Closings and together with the Adjustment Securities (as defined below) and any other Common Stock to be purchased at a Expanded Closing pursuant to clause (d) below, the “Purchased Securities”) to the Purchaser for a gross purchase price (each a “Regular Purchase Price”) equal to the Pricing Percentage of the lowest VWAP of the Common Stock in the ten (10) trading days immediately prior to the Closing Date (each closing of such purchase and sale being referred to herein as a “Regular Closing”);

1 36 months following the Effective Date.

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“Pricing Percentage” means, with respect to the calculation of a Purchase Price, 97%; provided, that, (x) if such Purchase Price per share would be lower than $1.00 when calculated using a Pricing Percentage equal to 97%, “Pricing Percentage” shall mean 94% and (y) otherwise, if such Purchase Price per share would be lower than $2.00 when calculated using a Pricing Percentage equal to 97%, then “Pricing Percentage” shall mean 95%.

provided, that,

(i) without the consent of the Purchaser, the Regular Purchase Price paid at any Closing shall not exceed the lower of (a) $750,000 and (b) 100% of the average Daily Traded Value of the Common Stock on the ten (10) trading days immediately preceding such Closing Date. Except as agreed by the Purchaser in its sole discretion, the dollar amount set forth in this clause (i) shall be lowered (but not raised), if applicable, to reflect the consummation of any reorganization, recapitalization, non-cash dividend, share split and other similar transaction.

“Daily Traded Value” means, on any Trading Day, the product of (a) the daily trading volume of the Common Stock on the Principal Trading Market during regular trading hours, as reported by Bloomberg, L.P., and (b) the VWAP of the Common Stock for that Trading Day.

(ii) if the Regular Purchase Price to be paid at Closing would be less than the Regular Floor Price, the Purchaser shall have the option to reject such Advance Notice by notice to the Company, in which case such Advance Notice shall automatically, and without any further action by the Company, be void and without further force or effect;

“Regular Floor Price” means the Minimum Price as of the date of this Agreement, which shall be subject to being reset on each six (6) month anniversary of the date of this Agreement; provided, that, such amount shall be lowered (if applicable) to reflect any reduction in the price per share of Common Stock caused by any reorganization, recapitalization, non-cash dividend, share split or other similar transaction.

(iii) if the Pricing Percentage of the lowest VWAP for the Common Stock (the “Adjusted Price”) in the period starting on the Closing Date and ending on the earlier of (x) five (5) trading days after and (y) the date when the Purchaser shall have entered into committed, binding trades to sell all of the Purchased Securities purchased at such Regular Closing (the “Adjustment Period”) is lower than such Regular Purchase Price per share, then the Company shall, on the trading day immediately following the end of the Adjustment Period, issue additional Purchased Securities (the “Adjustment Securities”) to the Purchaser so as to ensure that the aggregate number of shares of Purchased Securities received by the Purchaser for such Regular Closing equals the number of shares it would have received if the Regular Purchase Price per share had been equal to the Adjusted Price;

provided, further, that in no event shall any Purchased Securities be issued or sold hereunder in connection with a Regular Closing unless such Purchased Securities shall be subject to an effective Registration Statement; and

provided, further, that if any Advance Notice requests a Regular Closing that would not comply with any of the foregoing, the number of shares of Common Stock requested in such Advance Notice shall, if possible, automatically, and without any further action by the Company, be reduced to the highest number of such shares that would cause such requested Closing to comply with all such clauses.

“VWAP” means, for or as of any date for any Security, the following:

(A) the dollar volume-weighted average price for such Security on the Principal Trading Market for such Security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “VWAP” function; or,

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(B) if Bloomberg does not report such a price, the dollar volume-weighted average price of such Security in the over-the-counter market on the electronic bulletin board for such Security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg; or

(C) if no dollar volume-weighted average price is reported for such Security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest Closing Ask Price of any of the market makers for such Security on such date as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC); or

(D) if the VWAP cannot be calculated for such Security on such date on any of the foregoing bases, the VWAP of such Security on such date shall be the fair market value as mutually determined by the Company and the Purchaser.

All such determinations made in the calculation of “VWAP” shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

“Closing Bid Price” and “Closing Sale Price” means, for any Security as of any date:

(A) the last closing bid price and last closing trade price, respectively, for such Security on the Principal Trading Market for such Security, as reported by Bloomberg; or

(B) if such Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be), then the last bid price or last trade price, respectively, of such Security prior to 4:00:00 p.m., New York time, as reported by Bloomberg; or

(C) if such Security no longer trades on its Principal Trading Market, then the last closing bid price or last trade price, respectively, of such Security on the principal Trading Market where such Security is listed or traded as reported by Bloomberg; or

(D) if such Security no longer trades on a Trading Market, the last closing bid price or last trade price, respectively, of such Security in the over-the-counter market on the electronic bulletin board for such Security as reported by Bloomberg; or

(E) if no closing bid price or last trade price, respectively, is reported for such Security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such Security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC); or

(F) if the “Closing Bid Price” or the “Closing Sale Price” cannot be calculated for a Security on a particular date based on the foregoing, the “Closing Bid Price” and the “Closing Sale Price” of such Security on such date shall be the fair market value as mutually determined by the Company and the Purchaser; or

(G) if the Company and the Purchaser are unable to agree upon the fair market value of such Security, then such dispute shall be resolved, and such fair market value (and therefore the “Closing Bid Price” and “Closing Sale Price”) shall be determined, in accordance with the procedures set forth in Section 5.6.

All such determinations made in the calculation of “Closing Bid Price” or “Closing Sale Price” shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

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(d) Expanded Closings. On a trading day (i) that is after the Effective Date and on or before the Termination Date and (ii) on which the conditions set forth in Section 1.4 shall have been satisfied or duly waived (each a “Expanded Closing Date” and, collectively and together with all Regular Closing Dates, the “Closing Dates”), upon the terms and subject to the conditions set forth herein (including satisfaction of all the conditions set forth in Section 1.4), the Company may, but shall have no obligation to, deliver to the Purchaser am Advance Notice to request to sell Purchased Securities to the Purchaser (each closing of such purchase and sale being referred to herein as a “Expanded Closing” and, collectively and together with the Regular Closings, the “Closings”) for a gross purchase price (each a “Expanded Purchase Price” and, collectively and together with each Regular Purchase Price, the “Purchase Prices”) equal to the lower of (x) the average of the daily VWAP on the trading day immediately preceding such Expanded Closing Date and the daily VWAP on such Expanded Closing Date and (y) the Pricing Percentage of the lowest VWAP for all trading days in the period beginning immediately following such Expanded Closing Date and ending on the earlier of (x) ten (10) trading days after and (y) the date when the Purchaser shall have entered into committed, binding trades to sell all of the Purchased Securities purchased at such Expanded Closing (each a “Expanded Pricing Period”); provided, that,

(i) without the consent of the Purchaser, the Expanded Purchase Price paid in connection with any Expanded Closing shall not exceed $5,000,000. Except as agreed by the Purchaser in its sole discretion, the dollar amount set forth in this clause (c)(i) shall be lowered (but not raised), if applicable, to reflect the consummation of any reorganization, recapitalization, non-cash dividend, share split and other similar transaction; and

provided, further, that in no event shall any Purchased Securities be issued or sold hereunder in connection with an Expanded Closing unless such Purchased Securities shall be subject to an effective Registration Statement; and

provided, further, that if any Advance Notice requests a Closing that would not comply with any of the foregoing, the number of shares of Common Stock requested in such Advance Notice shall, if possible, automatically, and without any further action by the Company, be reduced to the highest number of such shares that would cause such requested Closing to comply with all such clauses.

(e) Effective Date Shares. On the Effective Date, the Purchaser shall earn a one-time, non-refundable fee consisting of 204,031 shares of Common Stock (the “Effective Date Shares”), payable on the earlier of (A) the 90th day following the Effective Date and (B) the date on which all Transaction Securities are DWAC Eligible, freely tradeable and an effective “shelf” or resale registration statement under the Securities Act, in customary form and reasonably acceptable to the Purchaser, is effective under the Securities Act, registering the resale of all such Transaction Securities by the Purchaser and names the Purchaser as a selling security holder thereunder. The Effective Date Shares shall be valued at the Purchase Price applicable to a Regular Closing, as of the date such Effective Date Shares are due. The Effective Date Shares shall be in addition to, and not in substitution for, any other payment due hereunder, including expense reimbursements and indemnities.

“Transaction Securities” means the Effective Date Shares and the Purchased Securities.

(f) Mechanics.

(i) Regular Closings. For each Regular Closing, (A) on the Closing Date, the Company shall deliver to the Purchaser the Closing Date Securities therefor and, on the trading day next following the receipt of such Closing Date Securities, the Purchaser shall deliver to the Company without set off or counterclaim unless otherwise agreed in writing by the Company, via wire transfer to an account designated by the Company, the Purchase Price for such Closing in immediately available dollars and (B) on the trading day immediately following the end of the Adjustment Period, the Company shall deliver to the Purchaser a settlement document in the form attached hereto as Exhibit A2, together with the Additional Securities (if any) due in respect of such Closing.

(ii) Expanded Closings. For each Expanded Closing, (A) on the Closing Date, the Company shall deliver to the Purchaser the Purchased Securities for such Closing and (B) on the business day next following the end of the Expanded Pricing Period for such Closing, the Purchaser shall deliver to the Company a settlement document in the form attached hereto as Exhibit A3 and, upon receipt of an executed copy of such settlement document by the Company including wire instructions for the Company’s deposit account, without set off or counterclaim unless otherwise agreed in writing by the Company, via wire transfer to the account designated by the Company in such settlement document, the Purchase Price for such Closing in immediately available dollars.

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(iii) Advance Notices. Except to the extent agreed by the Purchaser in its sole discretion, to be effective, an Advance Notice must be delivered (A) in the case of an Advance Notice for a Regular Closing, not later than 9 a.m. on the Closing Date and (B) in the case of an Advance Notice for an Expanded Closing, on or after 8:01 a.m. and on or before 9:29 a.m. on the Closing Date. Except to the extent the Purchaser agrees in its sole discretion, no new Advance Notice may be effectively delivered until all Purchased Securities shall have been delivered (including any Adjustment Securities) and all Closings shall have occurred under all Advance Notices previously delivered. If an Advance Notice is effectively delivered hereunder, subject to the terms and conditions set forth herein, the Closing thereunder shall occur. Effective delivery of an Advance Notice hereunder creates an unconditional contract between the Purchaser and the Company to purchase the applicable Purchased Shares at such Closing in exchange for the applicable Purchase Price in accordance with the terms hereof and due, in the case of a Regular Closing, on the Closing Date and, in the case of a Expanded Closing, on the business day immediately following the end of the Expanded Pricing Period. Subject to applicable Regulations, the Purchaser may Sell any right, title or interest in any Purchased Securities in the period after the effective delivery of an Advance Notice therefor and prior to the earlier of (x) the Closing therefor or (y) the receipt of a notice of a Suspension Event for such Advance Notice from the Company. If a Suspension Event occurs after the delivery of such Advance Notice, the Company shall notify the Purchaser and, upon effective delivery of such notice, any Advance Notice for which the Closing has not yet occurred shall be deemed to be cancelled automatically and with no further action except to the extent of Purchased Securities Sold by the Purchaser in reliance upon such notice; provided, that, if the Purchaser Sold any right, title or interest in the Purchased Securities prior to the delivery of such notice of a Suspension Event, in addition to any other remedy, the Purchaser shall be entitled to indemnification for any resulting Loss pursuant to Section 4.6.

“Suspension Event” means any of the following:

(A) except for requests made in connection with investigations by the SEC disclosed in the SEC Documents, receipt of any request for additional information by the SEC or any other governmental authority during the period of effectiveness of the Registration Statement or any request for amendments to Registration Statements or Prospectus Supplements;

(B) the occurrence of a Discontinuation Event;

(C) the occurrence of any event that makes or threatens to make any statement made in the Registration Statement or any related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any changes to the Registration Statement or any such Prospectus or any such document so that, (x) in the case of the Registration Statement (or any such document incorporated by reference therein), it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (y) in the case of any Prospectus (or any document incorporated by reference therein), it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(D) the occurrence of any other event that requires amending the Registration Statement or issuing a Prospectus Supplement to comply with the Securities Act or any other Regulation;

(E) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be required under applicable Regulations;

(F) the Common Stock no longer being registered under Section 12(b) or 12(g) of the Exchange Act;

(G) the Common Stock no longer being authorized for listing on its Principal Trading Market;

(H) the occurrence of a Black Out Period; and

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(I) the Company failing to make correctly, completely and in a timely manner any filing required of it as a reporting company under the Exchange Act.

“Black Out Period”, “Discontinuation Event,” “Prospectus” and “Registration Agreement” have the meanings specified in the Registration Rights Agreement.

“Prospectus Supplement” means any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including any prospectus supplement to be filed in accordance with this Agreement.

(iv) DWAC-Eligible Securities Delivered. All Transaction Securities shall be DWAC Eligible and any book-entry, physical or other certificate may be cancelled upon delivery, either directly or by notice to the Transfer Agent. No fractional shares shall be issued and fractional amounts shall be rounded up to the next higher whole number of shares.

(v) Buy-In Option. In addition to any other rights available to the Purchaser, including indemnification as described in Section 1.1(f)(iii) and seeking specific performance and injunctions pursuant to Section 5.11, if, at any Closing, the Company fails for any reason to deliver to the Purchaser the Purchased Securities and their certificate by the Closing Date for such Closing pursuant to clause (c) above, the Purchaser may purchase (in an open market transaction or otherwise) Purchased Securities (a “Buy-In”), then the Company shall pay in cash to the Purchaser (in addition to any other remedies available to or elected by the Purchaser) the amount, if any, by which the Purchaser’s total purchase price (including any brokerage commissions and all costs and expenses) for the Purchased Securities so purchased exceeds the Purchase Price for such Purchased Securities at such Closing. Nothing herein shall require the Purchaser to choose to execute a Buy-In and nothing herein limit the Purchaser’s right to pursue any other remedies available to it hereunder, at law or in equity including specific performance and injunctive relief.

(g) Beneficial Ownership Limitation. Anything else in the Transaction Documents notwithstanding, the Company shall not issue or sell any Purchased Securities to the Purchaser, and the Purchaser shall not have the right to purchase any Purchased Securities, to the extent that, and only to the extent that, after giving effect to such issuance, the Purchaser, together with the Purchaser’s Affiliates, and any persons acting as a group together with the Purchaser or any of the Purchaser’s Affiliates (collectively, the “Attribution Parties”) would beneficially own Common Stock in excess of 9.99% of the number of shares of the Common Stock outstanding (as the same may be increased on decreased in accordance with this Section 1.1(g), the “Beneficial Ownership Limitation”); provided, that the Purchaser may, upon not less than sixty-one (61) days’ prior notice to the Company and effective at the end of such 61-day period (up to, and in any case not exceeding, 9.99%), increase such percentage and may, with prior notice to the Company, decrease such percentage. When calculating the Beneficial Ownership Limitation, the number of shares of Common Stock beneficially owned by the Purchaser and its Attribution Parties shall exclude the number of shares of other Common Stock (i) issuable but not yet issued and not requested to be issued pursuant to this Agreement and (ii) issuable upon the exercise or conversion of the unexercised or unconverted portion of any other Securities of the Company (including any other Purchased Securities and any other warrants and other convertible, exchangeable or similar Securities) beneficially owned by the Purchaser or any of its Attribution Parties and subject to a limitation on conversion or exercise analogous to the limitation contained herein. No prior determination pursuant to this Section 1.1(g) shall have any effect on the applicability of the provisions of this Section 1.1(g) with respect to any subsequent determination. Except as set forth above, for purposes of this Section 1.1(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 1.1(g) applies, the determination of whether to purchase Purchased Securities (in relation to other Securities owned by the Purchaser together with any Attribution Parties) shall be in the sole discretion of the Purchaser. To ensure compliance with this restriction, the Purchaser will be deemed to represent to the Company each time it delivers the Purchase Price at a Closing that the issuance of the Purchased Securities corresponding to such Purchase Price has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination; provided, that if the Purchaser determines that the issuance of Purchased Securities corresponding to the Purchase Price requested in an Advance Notice would violate this restriction, the Purchaser may notify the Company and tender a lower Purchase Price corresponding to the issuance of a number of Purchased Securities that would not violate this restriction and the Advance Notice shall, automatically and without any action from the Company, be deemed to be amended to reflect such new Purchase Price and the corresponding amount of Purchased Securities. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.1(g), in determining the number of outstanding shares of Common Stock, the Purchaser may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Purchaser, the Company shall promptly (and in any event within one (1) trading day) confirm in writing to the Purchaser the number of shares of Common Stock then outstanding. Irrespective of such reliance, the Purchaser shall in its calculation give effect to the conversion or exercise of such Stock Equivalents by the Purchaser or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 1.1(g) shall not be strictly interpreted in accordance with its terms as maybe necessary to correct any portion of this Section 1.1(g) that may be defective or inconsistent with the intended beneficial ownership limitations contained herein as they relate to applicable Regulations of the SEC or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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1.2 Other Deliveries.

(a) On the Effective Date. On or prior to each Closing Date, each of the Company and the Purchaser shall deliver or cause to be delivered to the other party the items identified in Section I of the closing list attached hereto as Schedule II (the “Closing List”) as being delivered to such party on or prior to such Closing, each dated as of the Closing Date for such Closing and in form and substance satisfactory to the party receiving them. In addition, the Company shall deliver to the Purchaser, such other opinions, statements, agreements and other documents as the Purchaser may require for such Closing, each in form and substance satisfactory to the Purchaser.

(b) At Each Closing. On or prior to each Closing Date, each of the Company and the Purchaser shall deliver or cause to be delivered to the other party the items identified in Section II of the Closing List as being delivered to such party on or prior to such Closing, each dated as of the Closing Date for such Closing and in form and substance satisfactory to the party receiving them. In addition, the Company shall deliver to the Purchaser, such other opinions, statements, agreements and other documents as the Purchaser may require for such Closing, each in form and substance satisfactory to the Purchaser.

(c) Post-Closing. The Company shall deliver or cause to be delivered to the Purchaser the items identified in Section III of the Closing List by the deadlines identified therein, each in form and substance satisfactory to the Purchaser, along with, upon request by the Purchaser, such other opinions, statements, agreements and other documents as the Purchaser may reasonably require to effect the transactions contemplated in the Transaction Documents.

1.3 Conditions to Effective Date. The effectiveness of this Agreement pursuant to Section 1.1(a) and the occurrence of the Effective Date subject to the satisfaction, or waiver in accordance with this Agreement, of the following conditions on or before the Effective Date:

(a) the representations and warranties of the Purchaser and the Company contained in any Transaction Document shall be true and correct as of the Effective Date (unless expressly made as of an earlier date herein in which case they shall be accurate as of such date);

(b) all obligations, covenants and agreements contained in any Transaction Document and\ required to be performed by the Purchaser or the Company on or prior to the Effective Date shall have been performed; and

(c) the delivery by each of the Purchaser and the Company of the items each is required to deliver prior to the Effective Date pursuant to Section 1.2(a);

(d) no Material Adverse Effect shall have occurred from the date hereof through the Effective Date;

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(e) from the date hereof through the Effective Date, trading in the shares of Common Stock shall not have been suspended by the SEC or the Principal Trading Market for such Common Stock and, at any time prior to the Effective Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on Securities of the Company whose trades are reported by such service or on any Trading Market for such Securities, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, and without regard to any factors unique to the Purchaser, makes it impracticable or inadvisable to purchase the Purchased Securities;

(f) the Company meets the current public information requirements under Rule 144 in respect of the Transaction Securities, where “Rule 144” means Rule 144 promulgated by the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act, as such rule may be amended from time to time, or any similar Regulation hereafter adopted by the SEC having substantially the same effect as such rule;

(g) all Consents and Permits listed in the Disclosure Certificate as required to be obtained prior to the Effective Date have been obtained by the Company; and

(h) any other conditions to the Effective Date or the obligations of the Purchaser contained herein or in the other Transaction Documents shall have been satisfied.

1.4 Conditions to Closings.

(a) To the Company’s Obligations. The obligations of the Company pursuant to Section 1.1 (Effective Date and Closings) in connection with each Closing are subject to the satisfaction, or waiver in accordance with this Agreement, of the following conditions on or before the Closing Date for such Closing:

(i) the representations and warranties of the Purchaser contained herein shall be true and correct as of such Closing Date (unless expressly made as of an earlier date herein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements required to be performed by the Purchaser on or prior to such Closing Date (other than the obligations set forth in Section 1.1 (Effective Date and Closings) to be performed on the Closing Date for such Closing) shall have been performed; and

(iii) the delivery by the Purchaser of the items the Purchaser is required to deliver prior to such Closing Date pursuant to Section 1.2(b) (Other Deliveries; At Each Closing).

(b) To the Purchaser’s Obligations. The obligations of the Purchaser pursuant to Section 1.1 (Effective Date and Closings) in connection with each Closing are subject to the satisfaction, or waiver in accordance with this Agreement, of the following conditions (the “Closing Conditions”) on or before the Closing Date for such Closing, both before and after giving effect to such Closing:

(i) the items that the Company is required to deliver on or prior to such Closing Date pursuant to Section 1.2(b) (Other Deliveries; At Each Closing) shall have been delivered;

(ii) (A) all Purchased Securities that have been required to be delivered pursuant to any Transaction Documents prior to such Closing Date shall have been delivered when required (including provisions requiring the removal of any legend on any Purchased Security) and (B) any obligation due and payable to any Purchaser Party on or prior to such Closing Date shall have been fully satisfied within at most five (5) business days of its due date;

(iii) after giving effect to such Closing (and including all Purchased Securities requested to be purchased under such Advance Notice and any other outstanding Advance Notice), the aggregate number of Transaction Securities acquired hereunder shall not exceed the amount of such Transaction Securities registered under the Registration Statement in effect as of the Closing Date for such Closing;

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(iv) after giving effect to such Closing, the aggregate Purchase Price for all Closings having occurred hereunder shall not exceed $25,000,000 (the “Maximum Aggregate Purchase Price”); provided, that the Purchaser may, in its sole discretion, choose to honor a Advance Notice for an Expanded Closing if, after giving effect to the Closing thereunder, the aggregate Purchase Price for all Closings having occurred hereunder does not exceed 115% of the Maximum Aggregate Purchase Price;

(v) after giving effect to such Closing (and including all Purchased Securities requested to be purchased under the Advance Notice for such Closing and any other outstanding Advance Notice), the aggregate number of Purchased Securities purchased at all Closings shall not exceed the Exchange Cap, calculated as of the Effective Date, unless, to the extent permitted by the Regulations of such Principal Trading Market, (A) the Company’s stockholders have approved such issuance in accordance with the Regulations of such Principal Trading Market, (B) the Average Purchase Price equal or exceeds the Minimum Price or (C) the Company has obtained, for the benefit of, delivered to, and in form and substance satisfactory to, the Purchaser, a written opinion of outside counsel that such issuance and sale is otherwise permitted by the Regulations of such Principal Trading Market;

“Average Purchase Price” means, as of any date, the average Purchase Price per share for the Transaction Securities obtained by dividing (i) the aggregate Purchase Price for all Purchased Securities purchased hereunder on or before such date by (ii) the aggregate number of shares of Transaction Securities issued hereunder on or before such date, and rounding the result to the nearest tenth of a cent;

“Exchange Cap” means, as of any date, the aggregate number of shares of Common Stock that the Company may sell hereunder to the Purchaser on such date without breaching the Regulations of the Principal Trading Market for the Common Stock, which, if the Principal Trading Market for the Common Stock is on Nasdaq or the NYSE, shall not be higher than 19.9% of the number of issued and outstanding shares of Common Stock as of such date, calculated in accordance with the Regulations of such Principal Trading Market;

“Minimum Price” means the lower (a) the Official Closing Price on the trading day immediately preceding the Effective Date and (ii) the average Official Closing Price for the five (5) trading days immediately preceding the Effective Date;

“Official Closing Price” means the closing price used by the Regulations of the Principal Trading Market in their calculations for purposes of the Regulations requiring shareholder approval of issuances that equal or exceed 20% which, (a) if such Principal Trading Market is one of the Nasdaq markets, shall be the Nasdaq Official Closing Price (as reflected on nasdaq.com) for a share of Common Stock and (b) if such Principal Trading Market is one of the NYSE markets, shall be the official closing price for a share of Common Stock as reported on the consolidated tape;

(vi) all Transaction Securities acquired by the Purchaser at or prior to such Closing Date shall be registered pursuant to Section 12(b) or 12(g) of the Exchange Act and approved for listing on the Principal Trading Market and the Company shall have duly submitted an official notice of such issuance to such Principal Trading Market;

(vii) all representations and warranties made by the Company or otherwise to the Purchaser in any Transaction Document (including in the Advance Notice for such Closing) or any other Contractual Obligation with, or any other report, financial statement, document, written statement or certificate made or delivered to, the Purchaser shall be true and correct as of each date when made or deemed made, as well as on such Closing Date, in each case, unless expressly made as of an earlier date herein in which case they shall be accurate as of such date;

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(viii) from and after the date hereof, the Company shall have complied with all covenants, provisions and agreements contained in any Transaction Document (other than the obligations set forth in clause (i) or (ii), as the case may be, of Section 1.1(f) to be performed on the Closing Date for such Closing) including, if applicable, Sections 1.2(c) (Other Deliveries; Post Closing), 4.3 (DWAC Eligible; Freely Tradeable and Listed) and 4.4 (Transfer Restrictions), and any past failure to comply therewith shall have been cured prior to such Closing Date within the period specified in such covenant, agreement or provision or, if no such period is specified, within the earlier to occur of (A) five (5) trading days after notice of such failure sent by the Purchaser to the Company and (B) ten (10) trading days after the Company has become or should have become aware of such failure;

(ix) no Suspension Event shall have occurred and be continuing:

(x) the Company shall not have publicly or privately announced to the Purchaser the Company’s intention to fail to honor any provision of any Transaction Document;

(xi) there shall not have occurred from and after the date hereof any breach, default or event of default (without regard for any cure period therefor provided therein) under any Indebtedness of any Company Group Member (A) having (individually or in the aggregate for all such Indebtedness) an aggregate maximum principal amount or commitment greater than one hundred and fifty thousand dollars ($150,000), or (B) any such Indebtedness shall become or be declared due and payable prior to the date on which it would otherwise become due and payable;

(xii) there shall not have occurred from and after the date hereof any breach, default or event of default (without regard to any grace or cure period provided in the applicable agreement, document or instrument or any subsequent waiver or other modification thereto) under any other Contractual Obligation to which any Company Group Member is obligated that, if determined adversely to any Company Group Member, could reasonably be expected to result in any injunction affecting any Company Group Member or any Loss to the Company Group Members in excess of one hundred and fifty thousand dollars ($150,000);

(xiii) there shall not have occurred from and after the date hereof any monetary judgment, writ or similar final process shall be entered or filed against any Company Group Member, any Subsidiary of any Company Group Member or any of their assets for an injunction or for monetary damages of more than one hundred and fifty thousand dollars ($150,000), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days;

(xiv) there shall not have occurred from and after the date hereof any levy upon or seizure or attachment of, or any uninsured loss of or damage to, any asset of any Company Group Member or any Subsidiary of any Company Group Member having an aggregate fair value or repair cost (as the case may be) in excess of one hundred and fifty thousand dollars ($150,000) individually or in the aggregate, and any such levy, seizure or attachment shall not be set aside, bonded or discharged within thirty (30) days after the date thereof;

(xv) none of the following shall have occurred from and after the date hereof: (A) any Company Group Member or any Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) of any Company Group Member shall commence a case or other Proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, winding up, reorganization, arrangement, adjustment, protection, relief or composition of debts or liquidation or similar Regulation of any jurisdiction relating to the Company or any such Subsidiary or any Proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, liquidator or other similar official for it or for any of its assets, (B) any such case or other Proceeding shall be commenced against any Company Group Member or any such Subsidiary by any other person and such case or other Proceeding is not dismissed within forty-five (45) days after commencement, (C) any Company Group Member or any such Subsidiary shall be adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or other Proceeding is entered, (D) any Company Group Member or any such Subsidiary shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts as they mature or shall make a general assignment for the benefit of creditors, (E) any Company Group Member or any such Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (F) any Company Group Member or any such Subsidiary, by any act or failure to act, shall expressly indicate its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action (including convening a meeting of the board) to authorize or otherwise for the purpose of effecting any of the foregoing;

(xvi) no Change of Control shall have occurred from after the date hereof;

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“Change of Control” means the occurrence of any of the following: (a) any person or group of persons (within the meaning of the Exchange Act) shall have acquired legal or beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act) of (i) 50% prior to any initial public offering of the Common Stock and (ii) 20% thereafter or more of the issued and outstanding Voting Stock of any Company Group Member or any Subsidiary of any Company Group Member (whether on an as converted, fully diluted basis or without taking into account any potential conversion or dilution of Stock Equivalents), other than by acquiring such Common Stock directly in an offering made to the general public, (b) during any period of twelve consecutive calendar months, individuals who, at the beginning of such period, constituted the board of directors of the Company (together with any new directors whose election by the board of directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office or (c) the Company shall cease to own and control all of the economic and voting rights associated with all of the outstanding Capital Stock of the other Company Group Members and their Subsidiaries.

(xvii) no Material Adverse Effect shall have occurred from the date hereof through such Closing Date;

(xviii) the Company shall not, from and after the date hereof, have consummated any Fundamental Transaction, amend its charter documents in any manner that materially and adversely affects any rights of the Purchaser or change the nature of its business from the business conducted by it on the date hereof;

(xix) no date or record date for any stockholder’s meeting or any corporate action falls during the period starting one trading day prior to the delivery of the Advance Notice for such Closing and ending one trading day following the end of the Adjustment Period (or, as the case may be, Pricing Period) for such Closing;

(xx) From 180 days prior the date hereof, trading in the shares of Common Stock shall not have been suspended by the SEC or the Principal Trading Market for such Common Stock and, at any time prior to such Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on Securities of the Company whose trades are reported by such service or on any Trading Market for such Securities, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, and without regard to any factors unique to the Purchaser, makes it impracticable or inadvisable to purchase the Purchased Securities on such Closing Date;

(xxi) the Company shall have filed all SEC Reports required under all applicable Regulations during the twelve-month period immediately preceding such Closing Date;

(xxii) the Company has duly notified the SEC and its Principal Trading Market as may be required under their respective Regulations of the issuance of all Transaction Securities to be issued on or prior to such Closing Date pursuant to this Agreement (including filing a Listing of Additional Shares Notification Form with its Principal Trading Market if required);

(xxiii) the Company shall have obtained all Permits and Consents, and shall have filed with Governmental Authorities all documents, listed in the Disclosure Certificate as required to be obtained or filed prior to such Closing Date or otherwise required for the offer and sale of the Transaction Securities issued on or before such Closing Date;

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(xxiv) from and after the date hereof, (A) the Common Stock shall not have become “penny stock” as defined in Regulations for purposes of 3(a)(51) of the Exchange Act, (B) there shall be a Trading Market for the Common Stock and the Common Stock shall be eligible for listing or quotation for trading thereon and shall be eligible to resume listing or quotation for trading thereon within five (5) trading days and (C) the transfer of shares of Common Stock through the Depository Trust Company System shall remain available for the “Deposit and Withdrawal at Custodian” (DWAC) service of the Deposit Trust Corporation and shall not be subject to any restriction or limitation imposed by or on behalf of the Deposit Trust Corporation on any of its services or any other restriction or limitation on the use of the services provided by the Deposit Trust Corporation (DTC chill); and

(xxv) any other conditions to the obligations of the Purchaser on such Closing Date contained herein or in the other Transaction Documents shall have been satisfied.

ARTICLE II       REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company Group Members. The Company hereby makes the following representations and warranties as to each Company Group Member to the Purchaser as of the Effective Date and each Closing Date (unless as of a specific date therein in which case they shall be accurate as of such date):

(a) Disclosure Schedule. All of the representations and warranties set forth on the Disclosure Schedule.

(b) Full Disclosure. All of the disclosures furnished on behalf of, and all of the representations and warranties made by, any Company Group Member in any Transaction Document and all statements contained in the Disclosure Certificate or any certificate or other document furnished or to be furnished to the Purchaser or any Purchaser Party or their attorneys or advisors pursuant to any Transaction Document are true and correct and none contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. The Company Group Members have responded to all questions in the due diligence questionnaire (and any amendment or additional questions or questionnaires) provided by the Purchaser prior to the date hereof completely and truthfully and have provided in response all of the information available to them that would reasonably be qualified as responsive thereto, except where such Company Group Members have indicated to the Purchaser that specific information could not be provided and why. The press releases disseminated by the Company Group Members during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof, the Effective Date and as of each Closing Date to the Company as follows(unless as of a specific date therein in which case they shall be accurate as of such date):

(a) Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject only to the Standard Enforceability Exceptions.

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(b) Own Account. The Purchaser understands that the Purchased Securities and Effective Date Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. The Purchaser is acquiring the Transaction Securities acquired as of the date this representation is made as principal for its own account, in the ordinary course of business, and not with a view to or for distributing or reselling such Transaction Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any such Security in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of any such Securities in violation of the Securities Act or any applicable state securities law; provided, that nothing in this clause (b) shall be construed to limit the Purchaser’s ability to sell such Securities or to require the Purchaser to hold any such Securities for any minimum or other specific term and the Purchaser reserves the right to dispose of any such Securities at any time in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws.

(c) Purchaser Status. On the date hereof, on the Effective Date and on each other date the Purchaser is offered or otherwise purchases or acquires any Purchased Securities or any Effective Date Shares, it is and will be a sophisticated investor accustomed to transactions like the purchase of the Purchased Securities hereunder and an “accredited investor” as defined under the Securities Act and the Regulations thereunder.

(d) Experience of The Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Purchased Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. The Purchaser is not acquiring any Purchased Security or Effective Date Share as a result of any advertisement, article, notice or other communication regarding Purchased Securities or Effective Date Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including any “short sale” (as defined in Rule 200 of Regulation SHO of the Exchange Act) (“Short Sale”), of the Securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, if the Purchaser is a multi-managed investment vehicle (whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets), the representation set forth above in this clause (f) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to acquire the Purchased Securities and Effective Date Shares covered by this Agreement.

Each Company Group Member acknowledges and agrees that the representations and warranties of the Purchaser set forth in Section 2.2 shall not modify, amend or affect the Purchaser’s right to rely on the representations and warranties of any Company Group Member contained in this Agreement or in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

2.3 Credit Reports and Inquiries.

(a) Credit Reports. Each Company Group Member authorizes the Purchaser Parties, their agents and representatives and any credit reporting agency engaged by any Purchaser Party, to (i) investigate any references given or any other statements or data obtained from or about the Company Group Members for the purpose of the Transaction Documents, (ii) obtain consumer business credit reports on the Company Group Members, (iii) contact personal and business references provided by any Company Group Members, at any time now or for so long as any amounts remains unpaid under the Transaction Documents, and (iv) share information regarding the Company Group Members’ performance under this Agreement with affiliates and unaffiliated third parties.

(b) Credit Inquiries. Each Company Group Member hereby authorizes the Purchaser (but it shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning any Company Group Member.

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ARTICLE III       Negative covenants

3.1 Negative Covenants. From and after the date hereof, and until the Termination Date, no Company Group Member shall, and no Company Group Member shall permit any of its Subsidiaries to, directly or indirectly, do, or enter into any Contractual Obligation or arrangement to do, any of the following:

(a) Asset Sales. Sell substantially all of its assets;

“Sale” means a sale, lease or sublease (as lessor or sublessor), sale and leaseback, conveyance, transfer, assignment or other disposition to, or any exchange of property (other than cash and cash equivalents) with, any person of, or any other transaction permitting any person to acquire, in one transaction or a series of transactions, any right, title or interest in, all or any part of a business or any property of any kind (other than cash and cash equivalents) including a sale, factoring at maturity, collection of or other disposal, with or without recourse, of any notes or accounts receivable and including acquiring or Selling any Derivative intended to transfer, or having the effect of transferring, any risk relating to any such right, title or interest in such business or property, including any risk of Loss relating to holding any such right, title or interest. To “Sell” shall have a correlative meaning;

(b) Fundamental Transactions. consummate a Fundamental Transaction, amend its charter documents in any manner that materially and adversely affects any rights of the Purchaser or change the nature of its business from the business conducted by it on the date hereof;

“Fundamental Transaction” means any of the following transactions, whether effected directly or indirectly or through on or a series of related transactions: (i) any merger or consolidation of the Company, (ii) any merger or consolidation of any other Company Group Member with or into another person that is not a Company Group Member; (iii) any Sale or license of any right, title or interest in the assets of any Company Group Member, other than to a Company Group Member and other than transactions in the ordinary course of business and transactions that, individually or in the aggregate, affect less than 10% of the market value of the consolidated assets of the Company Group Members, (iv) the completion of any purchase offer, tender offer or exchange offer (whether by the Company or another person) pursuant to which holders of Common Stock Sell, tender or exchange their shares for other Securities, cash or property, and (v) any other corporate reorganization, Securities purchase or other business combination involving the Company or, if all surviving entities are not a Company Group Member, any other Company Group Member, including any spin-off or scheme of arrangement of any Company Group Member, any reorganization, recapitalization or reclassification of the Common Stock, any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other Securities, cash or other assets.

(c) Related Party Transactions. enter into any other transaction with, or make any other payment to, any Related Party of the Company that is not a Company Group Member or Subsidiary of any Company Group Member, including (A) investments by any Company Group Member or any Subsidiary thereof in such other Related Party, whether in Capital Stock, Stock Equivalents, other Securities, Indebtedness owing by such Related Party or otherwise, or Indebtedness owing to any such other Related Party and (B) Sales, whether by such Related Party or any Company Group Member, of any asset), except for (x) payments with respect to Indebtedness disclosed on the SEC Reports prior to the date hereof, (y) transactions in the ordinary course of business on a basis no less favorable to the Company Group Members and their Subsidiaries as would be obtained in a comparable arm’s length transaction with a person that is not a Related Party and that are expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval) and (z) salaries and other director or employee or other staff or agent compensation, including expense reimbursements and employee benefits, of the Company Group Members and their Subsidiaries that, in the case of officers, directors and employees, staff and agents that are also Related Parties even if their employee, staff or agent relationship is not taken into account, does not include any increase from the compensation in effect on, and disclosed to the Purchaser on or before the date hereof;

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(d) Use of Proceeds. fail to use the Purchase Price as represented in Schedule 12 of the Disclosure Certificate (including by being engaged in operations involving the financing of any investments or activities in, or any payments to, any Sanctioned Person) or fail to provide a certification to the Purchaser with respect to any of the foregoing items in this Section 3.1(d) upon the Purchaser’s request; or

(e) Compliance with Sanctions, Permits and other Regulations. directly or indirectly (including through agents, contractors, trustees, representatives or advisors) (a) be in violation of any Sanctions Law or engage in, or conspire or attempt to engage in, any transaction evading or avoiding any prohibition in any Sanctions Law, (b) be a Sanctioned Person or derive revenues from investments in, or transactions with Sanctioned Persons, (c) have any assets located in Sanctioned Jurisdictions, (d) deal in, or otherwise engage in any transactions relating to, any property or interest in property blocked pursuant to any Regulation administered or enforced by OFAC or (e) fail to comply with any material Regulations or Contractual Obligations applicable to it or fail to obtain or comply with any material Permits.

3.2 Limits on Future Issuances.

(a) No Exchange Transactions. Prior to the Termination Date, no Company Group Member, no Related Party of any Company Group Member will, directly or indirectly (including through agents, contractors, trustees, representatives or advisors): (a) solicit, initiate, encourage or accept any other inquiries, proposals or offers from any person relating to any exchange (i) of any Security of any Company Group Member for any other Security of any Company Group Member, except to the extent consummated pursuant to the terms of Stock Equivalents of the Company as in effect as of the date hereof and disclosed in the Disclosure Certificate on the date hereof or (ii) of any Indebtedness for any Security of, or claim against, any Company Group Member (any such transaction described in clauses (i) or (ii), an “Exchange Transaction”); (b) enter into, effect, alter, amend, announce or recommend to its stockholders any Exchange Transaction with any person; or (c) participate in any discussions, conversations, negotiations or other communications with any person regarding any Exchange Transaction, or furnish to any person any information with respect to any Exchange Transaction, or otherwise cooperate in any way, assist or participate in, facilitate or encourage, any effort or attempt by any person to seek an Exchange Transaction involving any Company Group Member. Prior to the Termination Date, no Company Group Member and no Related Party of any Company Group Member, will, either directly or indirectly (including through agents, contractors, trustees, representatives or advisors), cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any person to effect any acquisition of securities or indebtedness of, or claim against, the Company by such person from an existing holder of such securities, indebtedness or claim in connection with a proposed exchange of such securities or indebtedness of, or claim against, the Company (whether pursuant to Section 3(a)(9) or 3(a)(10) of the Securities Act or otherwise) (a “Third Party Exchange Transfer”). The Company Group Members and each of their Related Parties shall immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons with respect to any of the foregoing. For all purposes of this Agreement, violations of the restrictions set forth in this Section 3.2 by any Company Group Member, or any Subsidiary or Affiliate of any Company Group Member, or any officer, employee, director, agent or other representative of any Company Group Member or any Subsidiary or Affiliates of any Company Group Member shall be deemed a direct breach of this Section 3.2 by the Company.

(b) No At the Market Offerings or Equity-Lines of Credit. Prior to the Termination Date, except with the consent of the Purchaser and except for facilities led by the Purchaser, no Company Group Member and no Subsidiary of any Company Group Member shall (i) effect, or enter into any Contractual Obligation to effect, any “at-the-market” offering for any Capital Stock or (ii) enter into any Equity Line of Credit or draw on any existing Equity Line of Credit.

“Equity Line of Credit” means any transaction involving a Contractual Obligation of any person with a counterparty whereby such person has an option to Sell its Securities to such counterparty over an agreed period of time and at future determined price or price formula, other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” anti-dilution provisions and other than in connection with fixed-price rights public offerings and similar transactions that are not Variable-Priced Equity-Linked Instruments.

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(c) The Purchaser shall be entitled to obtain injunctive relief against any Company Group Member to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

3.3 No Claims Under Stockholder’s Rights Plan. No claim will be made or enforced by any Company Group Member or, with the consent of any Company Group Member, by any other person, that any Purchaser Party is an “acquiring person” (or similar or equivalent term) under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser Party could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Transaction Securities under the Transaction Documents or under any other agreement between the Company and any Purchaser Party.

3.4 No Integration. The Company shall not engage in any Sale, offer for Sale or engage in any solicitation of offers to buy, any Security (or otherwise negotiate in respect of any of the foregoing) that would be integrated with (i) the offer or sale of the Transaction Securities in a manner that would require the registration under the Securities Act of the sale of the Transaction Securities or (ii) the offer or sale of the Transaction Securities for purposes of the Regulations of any Trading Market of any Securities of any Company Group Member in a manner that would require shareholder approval prior to the closing thereof, unless such shareholder approval is obtained before such closing.

ARTICLE IV       affirmative covenants

4.1 Reservation and Listing.

(a) The Company shall reserve for issuance of the Purchased Securities from its duly authorized Capital Stock a number of shares of Common Stock at least equal to such amount as may then be required to fulfill its obligations in full under the Transaction Documents (for the avoidance of doubt, the Company shall be considered obligated to issued Purchased Securities at a proposed Closing for the purpose of this Section 4.1 as soon as an Advance Notice for such proposed Closing shall be effectively delivered hereunder). Upon the effective delivery of an Advance Notice hereunder, or a reverse stock split or increase in the authorized Common Stock of the Company, the Company will immediately instruct the Transfer Agent to reserve at least the new amount applicable under this Section 4.1(a) after giving effect to such Advance Notice, stock split or increase.

(b) The Company shall: (i) in the time and manner required by the Principal Trading Market for the Common Stock, prepare and file with such Principal Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the amount required to be reserved under this Section 4.1 on the date of such application; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Principal Trading Market as soon as possible thereafter; (iii) provide to the Purchaser evidence of such listing or quotation; and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the such amount required under this Section 4.1 on such date on such Principal Trading Market or any other Trading Market for such Common Stock.

4.2 Disclosures.

(a) No Material Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, each Company Group Member covenants and agrees that none of it, any of its Related Parties or any other person acting on their behalf, will provide the Purchaser, any Purchaser Party or their respective agents or counsel with any information that constitutes, could constitute, or that any Company Group Member believes constitutes or could constitute, material non-public information, unless prior thereto such information is disclosed to the public or the Purchaser shall have entered after the date hereof into a written agreement with the Company regarding the confidentiality and use of such information. There has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control that has not been consummated. Each Company Group Member represents and warrants that the Purchaser has not been provided by any Company Group Member or any Related Party of any Company Group Member, or any other person acting on their behalf, any information, that constitutes, may constitute, or that any such person believes constitutes or may constitute, material non-public information with respect to any Company Group Member. Any non-disclosure agreement entered into between the Purchaser and any Company Group Member is terminated as provided in clause (b) below. Therefore, in the absence of any new agreement after the date hereof regarding such matters, the Purchaser does not have any duty of confidentiality (or a duty not to trade on the basis of material non-public information) to any Company Group Member any of their Related Parties, or any other person acting on their behalf, and is governed only by applicable Regulations. Each Company Group Member understands and confirms that the Purchaser is and shall be relying on the foregoing representations, warranties and covenants in effecting transactions in Transaction Securities and any other Securities of the Company.

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(b) Disclosure of Transaction Documents. The Company shall issue a press release by 9 a.m. on the trading day next following the date hereof publicly announcing the execution of the Transaction Documents and shall file with the SEC a current report on Form 8-K or 1-U, as applicable, that includes the Transaction Documents as exhibits thereto within the time required by the Exchange Act. The Company represents and warrants to, and agree with, each Purchaser Party that, from and after such disclosure, it shall have publicly disclosed all material, non-public information delivered to any Purchaser Party or their Related Parties (or their respective agents, contractors, trustees, representatives and advisors) by any Company Group Member (including through agents, contractors, trustees, representatives and advisors) in connection with the transactions contemplated by the Transaction Documents. Thereafter, to the extent any new Transaction Document (including any notice provided thereunder) could be argued to include any material non-public information, the Company shall within two (2) trading days disclose such Transaction Document on Form 8-K or 1-U, as applicable. From and after such disclosure, the Company represents and warrants to each Purchaser Party that it shall have publicly disclosed (and shall ensure that as part of such disclosure and thereafter it shall publicly disclose within two (2) trading days) all material, non-public information delivered to any Purchaser Party or any of their Related Parties (or their respective agents, contractors, trustees, representatives and advisors) by any Company Group Member or any of their Affiliates or any of their respective Related Parties (or their respective agents, contractors, trustees, representatives and advisors), in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon such disclosure, any and all confidentiality or similar obligations under any Contractual Obligation, whether written or oral, between any Company Group Member, any of their Affiliates or any of their respective Related Parties (or their respective agents, contractors, trustees, representatives and advisors), on the one hand, and any Purchaser Party or any of their Related Parties (or their respective agents, contractors, trustees, representatives and advisors), on the other hand, shall immediately terminate and, from and after such disclosure, no such obligations shall be valid, even if entered into after the date of this Agreement (unless such obligation specifically mentions and refers to this clause (a) as inapplicable in a writing signed by such Purchaser Party), including “click through” agreements and confidentiality clauses incorporated in larger agreements.

(c) No Form D Filing. This is a private transaction negotiated with, and tailored to, the Purchaser and no Securities were offered or sold to the Purchaser by means of any form of general solicitation or general advertising. This transaction does not rely on Regulation D under the Securities Act and, therefore, the Company does not intend or need to file a Form D.

(d) Press Releases and other Public Disclosures. The Company and the Purchaser shall consult with each other in issuing other press releases and making any other public disclosure with respect to the transactions contemplated hereby, and none of the Purchaser or any Company Group Member shall issue any such public disclosure without each other’s prior consent, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by Regulation, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Irrespective of the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the SEC or any Trading Market or any other Governmental Authority, without the prior written consent of the Purchaser, except as required by Regulations, in which case the Company shall provide to the Purchaser prior notice of such disclosure permitted under this clause (d).

(e) Use of Purchaser Trademark. Notwithstanding anything else in any Transaction Document, no Company Group Member shall, and each Company Group Member shall ensure that their Subsidiaries do not, publicly disclose the name, trademark, service mark, symbol, logo (or any abbreviation, contraction or simulation thereof) of, or otherwise refer to, the Purchaser or any other Purchaser Party (including in any filing with the SEC, regulatory agency or Trading Market for any Securities of any Company Group Member or their Subsidiaries, including any Form 8-K or, as applicable, Form 1-U filing) without the prior consent of the Purchaser (including in any press release, letterhead, public announcement or marketing material), except, and then only after consulting with such Purchaser, to the extent required to do so under applicable Regulations (including as required in any registration statement filed with the SEC). None of the Company Group Members and their Affiliates shall represent that any Company Group Member or any of its Affiliates, any product or service of the Company Group Members or their Affiliates, or any know how or policy or practice of the Company Group Members or their Affiliates has been approved or endorsed by any Purchaser Party.

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(f) Financing Statements and Other Periodic Filings. Following the Effective Date, (i) the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and shall not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act and (ii) the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Whether or not the Company shall be subject to the Exchange Act, the Company shall meet the current public information requirements of Rule 144(c) under the Securities Act.

(g) Public Information Failure Payments. At any time during the period commencing from the six (6)-month anniversary of the date hereof and ending at such time that all of the Transaction Securities have been sold or may be sold by the Purchaser without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell its Transaction Securities, an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of the Purchaser’s Purchased Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchaser to transfer pursuant to Rule 144 any Transaction Securities. The payments to which the Purchaser shall be entitled pursuant to this Section 4.2(g) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments when required by the preceding sentence, such Public Information Failure Payments shall bear interest at the rate of two percent (2.0%) per month (accruing and due daily and prorated for partial months) until paid in full. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Public Information Failure, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including a decree of specific performance and/or injunctive relief and recovery of loss profits.

(h) Disclosures to the Purchaser. The Company shall immediately notify the Purchaser in writing of the occurrence of any of the following, and any event that reasonably could cause any of the following to occur or that, with the passage of time or the giving of notice or both, would become any of the following: (i) any Suspension Event, (ii) any Disqualification Event relating to any Company Covered Person, (iii) any Change of Control, (iv) any Material Adverse Effect, (v) any Closing Condition becoming untrue at any time and (vi) any failure to comply with any Transaction Document. Each Company Group Member shall promptly (and in any event within five (5) business days) provide to each Purchaser Party any documents or other information requested by such Purchaser Party to determine compliance with any provision of any Transaction Document, to Sell any Transaction Security or to enforce its rights under any Transaction Document.

4.3 DWAC Eligible, Freely Tradeable and Listed.

(a) DWAC. The Company shall ensure that (i) its shares of Common Stock are and remain eligible at the Depository Trust Company (“DTC”) for full services pursuant to DTC’s operational arrangements, including transfer through DTC’s Deposits/Withdrawal at Custodian (“DWAC”) system, and not subject to any restriction or limitation imposed by or on behalf of the Deposit Trust Corporation on any of its services or any other restriction or limitation on the use of the services provided by the Deposit Trust Corporation (i.e., a “DTC chill”), (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, (iii) the Transfer Agent is approved as an agent in the DTC’s Fast Automated Securities Transfer Program, (iv) all Transaction Securities are otherwise eligible for delivery via DWAC, and (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Transaction Securities via DWAC (“DWAC Eligible”).

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(b) Freely Tradeable. Subject to the terms and conditions of the Registration Rights Agreement, following the Liquidity Event, the Company shall ensure that all Transaction Securities (including the Effective Date Shares) are freely tradeable. For the purposes of this Agreement, such shares shall be deemed “freely tradeable” if such shares are eligible for resale pursuant to (i) Rule 144 (provided the Company is compliant with its current public information requirements) promulgated by the SEC pursuant to the Securities Act or such shares are the subject of a then effective registration statement or (ii) an effective “shelf” or resale registration statement under the Securities Act, in customary form and reasonably acceptable to all of the holders thereof, is effective under the Securities Act, registering the resale of such Transaction Securities by all such holders and names all such holders as selling security holders thereunder.

(c) Trading Markets. The shares of Common Stock are trading, and the Company believes in good faith that they shall continue to trade uninterrupted, on the Principal Trading Market and all other Trading Markets for such Common Stock. All of the shares of Common Stock issued or issuable pursuant to the Transaction Documents (including the Effective Date Shares) are listed or quoted for trading, and the Company shall use its best efforts to ensure that such shares continue to be listed or quoted for trading interrupted, on the Principal Trading Market and each such other Trading Market.

4.4 Transfer Restrictions.

(a) The Transaction Securities may only be disposed of in compliance with applicable securities Regulations. In connection with any transfer of Transaction Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.4(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, at the Company’s sole expense in the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Transaction Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, for as long as is required by this Section 4.4, of a legend on all of the Purchased Securities in the following form:

[THIS SECURITY HAS NOT] [NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS [CONVERTIBLE][EXCHANGEABLE] HAVE] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES REGULATIONS, AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED AS SECURITY IN THE ABSENCE OF SUCH REGISTRATION WITHOUT RELIANCE ON AN EXEMPTION UNDER THE SECURITIES ACT AND COMPLIANCE WITH APPLICABLE STATE SECURITIES REGULATIONS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] [EXERCISE] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN FROM AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of its Transaction Securities to a financial institution that is a sophisticated investor and an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Transaction Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Company’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Transaction Securities may reasonably request in connection with a pledge or transfer of the Transaction Securities.

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(c) No certificate evidencing any Transaction Security shall contain any legend (including the legend set forth in Section 4.4(b)) in the following cases: (i) while a registration statement covering the resale of such Transaction Security is effective under the Securities Act; (ii) following any sale of such Transaction Security pursuant to Rule 144; (iii) if such Transaction Security is eligible for sale under Rule 144; or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall upon request of the Purchaser and at the Company’s sole expense cause its counsel (or at the Purchaser’s option, exercised in its sole discretion, counsel selected by the Purchaser) to issue a legal opinion to the Transfer Agent promptly after any of the events described in (i)-(iv) in the preceding sentence to effect the removal of any legend (including that described in Section 4.4(b)), with a copy to the Purchaser and its broker. If any Transaction Security may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) then such Transaction Security shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.4(c), it will, no later than two (2) trading days following the delivery by the Purchaser to the Company or the Transfer Agent of a certificate representing a Transaction Security issued with a restrictive legend (such second (2nd) trading day being referred to as the “Legend Removal Date” of such Transaction Securities of the Purchaser), instruct the Transfer Agent to deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.4. Certificates for the Transaction Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d) In addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, $1,000 per trading day for each trading day after the Legend Removal Date for such Transaction Securities of the Purchaser until such certificate is delivered without a legend. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Transaction Securities as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including a decree of specific performance and/or injunctive relief.

4.5 Trading Activities of Purchaser. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling Transaction Securities of the Company or from entering into Short Sales or Derivatives based on securities issued by the Company or to hold the Transaction Securities for any specified term, (ii) past or future open market or other transactions by the Purchaser, specifically including Short Sales or Derivatives, before or after any Closing, as well as the closing of any future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) the Purchaser, and counter-parties in Derivatives to which the Purchaser is a party, directly or indirectly, may presently have a “short” position in the shares of Common Stock and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any Derivative. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Transaction Securities are outstanding, including, during the periods that the number of Adjustment Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities and Derivatives do not constitute a breach of any of the Transaction Documents.

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4.6 Indemnification of Each Purchaser Party.

(a) Each Company Group Member shall, jointly and severally, indemnify against, and hold harmless from, the Purchaser, its Related Parties, each person who controls any of them (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and their agents, contractors, trustees, representatives and advisors (each, a “Purchaser Party”) any and all Losses that any Purchaser Party may suffer or incur as a result of or relating to any of the following: (a) the execution, existence, administration, performance or enforcement by any Purchaser Party of any of the Transaction Documents or consummation of any transaction described therein, including any real or alleged untrue statement of a material fact, or real or alleged omission of any material fact, in any SEC Report, including the Registration Statement, the Prospectus, any Prospectus Supplement and any other registration statement or prospectus or any amendment or supplement thereto, (b) the existence of, perfection of, a Lien upon or the Sale or collection of, or any other damage, Loss, failure to return or other realization upon any asset, (c) any representation or warranty of any Company Group Member or any of their Related Parties in any Transaction Document being untrue when made or the failure of any Company Group Member or any of their Related Parties (whether directly or through their agents, contractors, trustees, representatives and advisors) to observe, perform or discharge any of the covenants or duties under any of the Transaction Documents, or (d) any Proceeding, whether or not any Purchaser Party is a party thereto (including Proceedings instituted by any Governmental Authority or any holder of any equity interest in, or other direct or indirect investor in, the Company who is not an Affiliate of such Purchaser Party) with respect to any of the Transaction Documents or the transactions contemplated therein. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of the recipient of any payment made under any Transaction Document, but including any intangibles tax, stamp tax, recording tax or franchise tax) shall be imposed on any Company Group Member or Purchaser Party, whether or not lawfully payable, on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Transaction Documents, or the creation or repayment of any of obligations hereunder, by reason of any applicable Regulations now or hereafter in effect, each Company Group Member shall, jointly and severally, pay (or shall promptly reimburse such Purchaser Party for the payment of) all such Taxes, including any interest, penalties, expenses and other Losses with respect thereto), and will indemnify and hold the Purchaser Parties harmless from and against all Losses arising therefrom or in connection therewith. The foregoing indemnities shall not apply to Losses (x) incurred by any Purchaser Party as a result of its own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction or (y) incurred by any Purchaser Party and directly and solely caused by the Company Group Members including in SEC Reports or any prospectus or any amendment or supplement thereto information about such Purchaser Party provided by such Purchaser Party and approved by such Purchaser Party for inclusion in such filing. Notwithstanding anything to the contrary in any Transaction Document, the obligations of the Company Group Members with respect to each indemnity given by them in this Agreement or any of the other Transaction Documents in favor of the Purchaser Parties shall survive the Sale of the Transaction Securities and the termination of this Agreement. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnification contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against any Company Group Member or others and any liabilities any Company Group Member may be subject to pursuant to any Regulation.

(b) “Losses” means all liabilities, amounts due, rights, demands, covenants, duties, obligations (including indebtedness, receivables and other contractual obligations), claims, damages, Proceedings and causes of actions, settlements, judgments, damages, losses (including reductions in yield), debts, responsibilities, fines, penalties, sanctions, commissions and interest, disbursements, Taxes, interest, charges, costs, fees and expenses (including fees, charges, and disbursements of financial, legal and other advisors, consultants and professionals and, if applicable, any value-added and other taxes and charges thereon), in each case of any kind or nature, whether joint or several, whether now existing or hereafter arising and however acquired and whether or not known, asserted, direct, contingent, liquidated, due, consequential, actual, punitive or treble. “Taxes” means any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States or any other Governmental Authority and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of the Purchaser, taxes imposed on or measured by the net income or overall gross receipts of the Purchaser.

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ARTICLE V       MISCELLANEOUS

5.1 Termination and Survival. This Agreement shall terminate on the Termination Date or, if earlier, the (a) the date on which the Purchaser shall have, in the aggregate, a Purchase Price equal to the Maximum Aggregate Purchase Price, (b) the date either party hereto effectively delivers notice to the other party of such termination, which notice may be given regardless of whether any Advance Notice has been issued and the Closing thereunder has not yet occurred (in which case such Advance Notice shall be deemed to be null and void). In addition, this Agreement may be terminated by the Purchaser by written notice to the Company, if the Effective Date has not occurred on or before the tenth (10th) business day following the date hereof. Termination of this Agreement will not affect the right of any party to sue for any breach by any other party (or parties) prior to such termination (including any failure by the Company to pay the Purchase Price or any fee, cost, expense or indemnity for which it is liable hereunder) and will not affect any obligation of the Company to deliver Adjustment Securities to the Purchaser with respect to a Closing having previously occurred. The representations and warranties, covenants and other provisions hereof shall survive each Closing and the delivery of the Purchased Securities. Notwithstanding any termination of any Transaction Document, the reimbursement and indemnities to which the Purchaser Parties are entitled under the provisions of any Transaction Document shall continue in full force and effect and shall protect the Purchaser Parties against events arising after such termination as well as before.

5.2 Fees and Expenses. Whether or not the transactions contemplated hereby shall be consummated or any Purchased Securities shall be purchased, the Company agrees to pay promptly to each Purchaser Party, or reimburse each Purchaser Party for, the following:

(a) all the actual and reasonable costs, fees and expenses of negotiation, preparation, execution and closing of any Transaction Document and the transfer of any Transaction Security in connection therewith and the consummation of the other transactions contemplated thereby, in each case on or about the Effective Date, including the reasonable fees, expenses and disbursements of counsel to such Purchaser Party in connection therewith; provided, that such reimbursement obligation shall not exceed $30,000 in the aggregate;

(b) all the actual and reasonable costs, fees and expenses of negotiation, preparation, execution and closing of any Transaction Document and the issuance, delivery and transfer of any Transaction Security in connection therewith and the consummation of the other transactions contemplated thereby, in each case after the Effective Date, including in connection with any subsequent Closing and including the reasonable fees, expenses and disbursements of counsel to such Purchaser Party in connection with any of the foregoing;

(c) all the costs, fees and expenses of preparation, printing and distribution of any SEC Report or the Registration Statement, the Prospectus or any Prospectus Supplement, of any other registration statement or prospectus, of any amendment or supplement to any of the foregoing, or of the Transfer Agent (including any fees required for same-day processing of any instruction letter delivered by the Company and any other Transaction Document delivered after the Effective Date by any Purchaser Party) and all other costs and expenses (including stamp taxes and other taxes and duties levied) incurred in connection with the delivery to the Purchaser of any Transaction Securities, including the filing of any Form 13D, 13G or any other form with the SEC in connection with Transaction Securities (or the filing of any other form with any other Governmental Authority required in connection therewith) and any communication with, or Proceeding before, any Governmental Authority in connection therewith any of the foregoing;

(d) all the actual and reasonable costs, fees and expenses of administration of the Transaction Documents, including the issuance, delivery, transfer, exercise or conversion of any Transaction Security and the removal of any legend thereon, the preparation, execution and closing of any consents, amendments, waivers or other modifications to any Transaction Document or any Transaction Security and the execution of new Transaction Documents, including in each case the reasonable fees, expenses and disbursements of counsel to such Purchaser Party in connection therewith and in connection with any other documents or matters requested by such Company Party (including through agents, contractors, trustees, representatives and advisors) or otherwise prepared or delivered in connection with any Transaction Document;

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(e) all the actual and reasonable costs, fees, expenses and disbursements of any auditors, experts, accountants, appraisers, consultants, advisors or agents used in connection with any of the foregoing or otherwise in connection with any Transaction Document, in each case whether or not any such person is jointly engaged with any Company Party or any other person; and

(f) all costs, fees and expenses (including the fees, expenses and disbursements of any auditors, experts, accountants, appraisers, consultants, advisors (including legal counsel, including allocated costs of internal counsel, advisors and agents employed or retained by such Purchaser Party and any investment bank, mediator, arbitrator or other party engaged to resolve any dispute or any other Proceeding, in each case whether or not any such person is jointly engaged with any Company Party or any other person), incurred by any Purchaser Party in enforcing any obligation owed hereunder or under the other Transaction Documents. or in collecting any payments due from any Company Party hereunder or under the other Transaction Documents or in any other Proceeding hereunder or under any Transaction Document (including costs of settlement) or in connection with any negotiations, reviews, refinancing or restructuring of the credit arrangements provided hereunder, including in the nature of a “work out” or pursuant to any insolvency or bankruptcy Proceedings.

The foregoing shall be in addition to, and shall not be construed to limit, any other provisions of the Transaction Documents regarding indemnification and costs and expenses to be paid by the Company Group Members. Expenses shall be paid within 30 days after delivery of a demand therefor by the Purchaser. Any obligation to pay any amount or deliver any Security to any Purchaser Party under any Transaction Document that is not fulfilled when due shall bear interest at 24% per annum (which, in the case of an obligation to deliver Securities, shall be payable as additional Securities of the same type), from the date such obligation is due to the date it is fulfilled, calculated on the basis of a 360-day year consisting of twelve thirty (30)-day periods, for the actual number of days occurring, in whole or in part, in such period. Any payment of any obligation to the Purchaser or any other Purchaser Party, and any delivery of any Security under any Transaction Document to the Purchaser or any other Purchaser Party, received after 3 p.m. on any day shall be deemed received (i) on the next business day, in the case of any such payment and (ii) on the next trading day, in the case of any such delivery.

5.3 Modifications and Signatures.

(a) Entire Agreement. This Agreement and the other Transaction Documents contain and constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements, and understandings, whether written or oral, of the parties hereto, which the parties acknowledge have been merged into such documents, including any non-disclosure agreements or obligations of the Purchaser that may exist, all of which are hereby terminated pursuant to Section 4.2(b).

(b) Amendments. No amendment, modification or termination of any provision of this Agreement or any other Transaction Document shall be effective without the written consent of the Company and the Purchaser. No waiver or consent shall be effective against any party unless given in writing by such party and then any such waiver shall then be effective only in the specific instance and for the specific purpose for which it was given. Any modification effected in accordance with accordance with this Section 5.3(b) shall be binding upon the Purchaser, each other holder of Purchased Securities and the Company Group Members.

(c) Beneficiaries; Successors and Assigns. Except as otherwise expressly provided in any other Transaction Document with respect to such Transaction Document, this Agreement and the other Transaction Documents shall bind and inure solely to the benefit of the Company Group Members, the Purchaser, the other Purchaser Parties, and their respective successors and, if permitted, assigns; provided, that no Company Group Member may assign, Sell, or Sell, issue, negotiate or grant participations in, all or any part of any right, obligation, benefit, title or interest under, including any remedy under, this Agreement or any other Transaction Document, without the Purchaser’s prior written consent and any assignment done without such consent shall be void ab initio. Unless otherwise expressly provided in any Transaction Document, the Purchaser may Sell, or Sell, issue, negotiate or grant participations in, all or any part of any right, obligation, benefit, title or interest under, including any remedy under, any Transaction Security or Transaction Document without the consent of any Company Group Member; provided, that any transferee of the rights, titles and obligations of the Purchaser under Transaction Documents shall agree in a writing for the benefit of the Purchaser and the Company to be bound, with respect to, and to the extent of, such Transaction Documents, by the provisions of the Transaction Documents that apply to the Purchaser and any such agreement shall be effective, to the extent of such transfer, to make such transferee a party to such Transferred Documents as the Purchaser and to be bound by, and benefit from, the provisions of such Transaction Documents applying to the Purchaser and shall, to the extent of such transfer, relieve the Purchaser of all of its obligations hereunder with respect to any event occurring after the effective date of such agreement; provided, further, that, upon the effectiveness of any such transfer, the Company shall agree to execute and deliver to the existing Purchaser and the new Purchasers new Transaction Documents (including this Agreement), each of which shall be identical to the existing Transaction Documents except that they shall, mutatis mutandis and in proportion to such transfer, reflect the identity of the new Purchasers after giving effect to, and to the extent of, such assignment (which may include the existing Purchaser) and, in the case of a partial transfer, their respective allocations of the Maximum Aggregate Purchase Price (as well as ratable allocations of the limits set forth in Sections 1.1(c) and 1.1(d)), as well as, if requested by the existing Purchaser or any new Purchaser, appropriate conforming changes to other provisions of any Transaction Documents.

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(d) No Implied Waivers or Notice Rights. No notice to or demand on any Company Group Member, whether or not in any Proceeding, pursuant to any Transaction Document shall entitle any Company Group Member to any other or further notice (except as specifically required hereunder or under any other Transaction Document) or demand in similar or other circumstances. The failure by any Purchaser Party at any time or times to require strict performance by any Company Group Member of any provision of this Agreement or any of the other Transaction Documents or the granting of any waiver or indulgence shall not waive, affect or otherwise diminish any right of any Purchaser Party thereafter to demand strict compliance and performance with such provision, shall not affect, or operate a waiver under, any other provision of any Transaction Document (except as specifically mentioned) and shall not constitute a course of dealing by such Purchaser Party at variance with the terms of this Agreement or any other Transaction Document (and therefore, among other things, shall not be construed to require any notice by such Purchaser Party of its intent to require strict adherence to the terms of such Transaction Document in the future). No waiver of any Closing Condition, and no any default under or breach of any provision, condition or requirement of, this Agreement or any other Transaction Document shall be deemed to be a continuing waiver in the future or a waiver of any other or subsequent Closing Condition, default or breach of, or a waiver of any other provision, condition or requirement of, this Agreement or any other Transaction Document; nor shall any failure, delay or omission of any party to exercise any right, power or privilege under this Agreement or any other Transaction Document waive, or otherwise impair in any manner, the exercise of such or any other right, power or privilege under this Agreement or any other Transaction Document. None of the foregoing actions shall in any way affect the ability of each Purchaser Party, in its discretion, to exercise any rights available to it under this Agreement, the other Transaction Documents or under applicable Regulations, except as specifically agreed in any written waiver or other modification made in accordance with accordance with this Section 5.3.

(e) Counterparts. This Agreement and each Transaction Document may be executed in counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and both of which, when taken together, shall constitute but one and the same Agreement. In proving this Agreement in any Proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Delivery of an executed signature page of this Agreement and each other Transaction Document by email or other electronic transmission shall be as effective as delivery of a manually executed counterpart by hand.

(f) Electronic Signatures. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement or in any other Transaction Document are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including emailed electronic signatures. The Company expressly agrees that this Agreement and all other Transaction Documents are “transferable records” as defined in applicable Regulations relating to electronic transaction and that it may be created, authenticated, stored, transmitted and transferred in a manner consistent with and permitted by such applicable Regulations.

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5.4 Notices.

(a) All notices, requests, demands, and other communications to either party hereto given under this Agreement or any other Transaction Document shall be in writing (including email) and shall be given to such party at the physical address or send to the email address set forth in the signature pages hereof or at such other physical address or email address as such party may hereafter specify for the purpose of notice to the Purchaser and the Company in accordance with the provisions of this Section 5.4.

(b) Each such notice, request or other communication shall be effective (i) if given by mail, three (3) business days after such communication is deposited in the U.S. Mail with first class postage pre-paid, addressed to the noticed party at the address specified herein, (ii) if by nationally recognized overnight courier, when delivered with receipt acknowledged in writing by the noticed party, (iii) if given by personal delivery, when duly delivered with receipt acknowledged in writing by the noticed party or (iv) if given by email, when delivered (receipt by the sender of a receipt using the “return receipt” function or receipt of a reply email being presumptive evidence of receipt thereof); provided, that, if the Common Stock is listed on a Trading Market and such email is not sent prior to the last trading hour of the Principal Trading Market of the Common Stock on a trading day, such email shall be deemed to have been sent at the opening of trading on the next trading day for such Principal Trading Market. Any notice that must be given “promptly” or “immediately” shall be given by email. Any written notice, request or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice, request or demand is actually received by the individual to whose attention at the noticed party such notice, request or demand is required to be sent.

5.5 Set-Off. In addition to any rights now or hereafter granted under applicable Regulations and not by way of limitation of any such rights, each Purchaser Party is hereby authorized by the Company Group Members at any time or from time to time, without notice or demand to any Company Group Member or to any other person, any such notice or demand being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness or other amounts at any time held or owing by such Company Group Member to or for the credit or the account of any Company Group Member or any of their Related Parties against and on account of any amounts due by any Company Group Member or any of their Related Parties to any Purchaser Party under any Transaction Documents (including from the purchase price to be disbursed hereunder for the purchase of the Purchased Securities), irrespective of whether or not such Purchaser Party shall have made any demand hereunder and although such obligations and liabilities, or any of them, may be contingent or unmatured. If, as a result of such set off, appropriate or application, such Purchaser Party receives more than it is owed under any Transaction Document, it shall hold such amounts in trust for the other Purchaser Parties and transfer such amounts to the other Purchaser Parties ratably according to the amounts they are owed on the date of receipt.

5.6 Dispute Resolution.

(a) In the case of a dispute between any Company Group Member and the Purchaser relating to or in connection with - or, when an agreement between any Company Group Member and the Purchaser is required hereunder, an inability to agree on - a Closing Bid Price, a Closing Sale Price, a VWAP or a fair market value (as the case may be) (including a dispute relating to the determination of any of the foregoing), the Company or the Purchaser (as the case may be) shall submit the dispute to the other party, by notice delivered as provided in Section 5.4 (Notices), (i) if by the Company, within two (2) trading days after the occurrence of the circumstances giving rise to such dispute or (ii) if by the Purchaser, at any time after the Purchaser learned of the circumstances giving rise to such dispute. If the Purchaser and the Company are unable to promptly resolve such dispute on or prior to the second (2nd) trading day following such initial notice of such dispute, then the Purchaser may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(b) The Purchaser and the Company shall each deliver to such investment bank (i) a copy of the initial dispute submission so delivered in accordance with clause (a) and (ii) written documentation (together with such copy of such submission, the “Required Dispute Documentation”) supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) trading day immediately following the date on which such investment bank is selected hereunder (the “Dispute Submission Deadline”). If either party fails to deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then such party shall no longer be entitled to (and hereby waives its right to) deliver or submit any document or other supporting evidence to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline. Unless otherwise agreed to in writing by both the Company and the Purchaser or otherwise requested by such investment bank, neither the Company nor the Purchaser shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute other than the Required Dispute Documentation.

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(c) The Company and the Purchaser shall ensure that such investment bank determines the resolution of such dispute and notify the Company and the Purchaser of such resolution no later than ten (10) trading days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(d) Each Company Group Member expressly acknowledges and agrees that (i) this Section 5.6 constitutes an agreement to arbitrate between the Company and the Purchaser (and constitutes an arbitration agreement) and that the Purchaser is authorized to apply for an order to compel arbitration in order to compel compliance with this Section 5.6, (ii) the terms of this Agreement and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of any dispute resolved under this Section 5.6, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Agreement and any other applicable Transaction Documents, (iii) as described in Section 5.7 (Governing Law; Courts), the Purchaser (and only the Purchaser), in its sole discretion, shall have the right to submit any dispute described in this Section 5.6 to any state or federal court and other Governmental Authorities in lieu of utilizing the procedures set forth in this Section 5.6 and (iv) nothing in this Section 5.6 shall limit the Purchaser from obtaining any injunctive relief or other equitable remedies (including with respect to any matters described in this Section 5.6).

5.7 Governing Law; Courts.

(a) Except as otherwise expressly provided in any other Transaction Document, this Agreement, the other Transaction Documents and all claims, disputes, Proceedings, and matters related hereto or thereto or arising hereunder or thereunder or arising from or relating to the relationship among any of the parties hereto or thereto, are governed by, and shall be construed, interpreted and enforced exclusively in accordance with, the laws of the State of Delaware (without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware).

(b) Any such Proceeding shall be brought exclusively in the Delaware state courts sitting in Wilmington, DE or the federal courts of the United States of America for the District of Delaware sitting in Wilmington, DE; provided, that the Purchaser and any Purchaser Party may bring Proceedings in other jurisdictions to enforce any Transaction Document. Each Company Group Member (i) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts, (ii) irrevocably and unconditionally waives any objection, including any objection to the laying of venue, whether based on the grounds of forum non conveniens or on the fact that such jurisdiction is improper or otherwise, or any other objection that such party is not subject to the jurisdiction of such courts, that it may now or hereafter have to the bringing of any Proceeding in that jurisdiction, (iii) irrevocably and unconditionally consents to the service of process of any court referred to above in any Proceeding by the mailing of copies of the process to the parties hereto as provided in Section 5.4 (Notices) and (iv) irrevocably and unconditionally agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service effected as provided in this manner will become effective ten (10) calendar days after the mailing of the process. Notwithstanding the foregoing, nothing contained in any Transaction Document shall affect the right of any Purchaser Party to serve process in any other manner permitted by applicable Regulations or commence Proceedings or otherwise proceed against any Company Group Member in any other jurisdiction.

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5.8 Severability. Any provision of any Transaction Document being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of any Transaction Document or any part of such provision in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby or thereby is not affected in any manner adverse to any party. In addition, upon any determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify the relevant Transaction Document so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

5.9 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser Party exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser Party may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.10 Replacement of Certificates. If any certificate or instrument evidencing any Transaction Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Transaction Securities.

5.11 Remedies.

(a) In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance under the Transaction Documents. Including with respect to the delivery of Purchased Securities at any Closing. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations of any Company Group Member contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(b) If any Company Group Member shall fail to discharge any covenant, duty or obligation hereunder or under any of the other Transaction Documents, the Purchaser may, in its discretion at any time, for the account and at the expense of the Company Group Members jointly and severally, pay any amount or do any act required of such Company Group Member hereunder or under any of the other Transaction Documents or otherwise lawfully requested by the Purchaser (including buying replacement Securities in the Principal Trading Market of such Securities in case of failure by the Company to deliver Securities). All fees, costs and expenses incurred by the Purchaser in connection with the taking of any such action shall be reimbursed to the Purchaser by the Company Group Members, jointly and severally, on demand, with interest accruing daily thereon at the rate specified in Section 5.2 (Fees and Expenses). Any payment made or other action taken by the Purchaser under this clause (b) shall be without prejudice to any right to assert, and without waiver of, any breach of any Transaction Document and without prejudice to any Purchaser Party’s right to proceed thereafter as provided herein or in any of the other Transaction Documents.

(c) The remedies provided in this Agreement and all other Transaction Documents shall be cumulative and in addition to all other remedies available under any Transaction Document, whether at law or in equity (including a decree of specific performance and/or other injunctive relief).

(d) Nothing in any Transaction Document shall limit any Purchaser Party’s rights to pursue actual and consequential damages for any failure by any Company Group Member to comply with the terms of this Agreement or any other Transaction Document.

(e) Each Company Group Member acknowledges and agrees that any breach of or default under any Transaction Document will cause irreparable harm to each Purchaser Party and the remedy at law for any such breach may be inadequate. Therefore, in the event of any such breach or default, each such Purchaser Party shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

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5.12 Marshaling; Payment Set Aside. No Purchaser Party shall be under any obligation to marshal any property in favor of any Company Group Member or any other party or against or in payment of any amount due under any Transaction Document. To the extent that any Company Group Member makes a payment or payments to any Purchaser Party pursuant to any Transaction Document or any Purchaser Party enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to any Company Group Member, a trustee, receiver or any other person under any Regulation (including any bankruptcy law, state or federal law, common law or equitable cause of action), then, to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied, the Transaction Documents and all rights and remedies thereunder, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.13 Usury. To the extent it may lawfully do so, each Company Group Member hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Proceeding that may be brought by any Purchaser Party in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of each Company Group Member under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable Regulations (the “Maximum Rate”) and, without limiting the foregoing, in no event shall any rate of interest, when aggregated with any other sums in the nature of interest that any Company Group Member may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable Regulations. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by any Company Group Member to any Purchaser Party with respect to any obligation owing under any Transaction Document, such excess shall be applied to any other outstanding obligation under any Transaction Document or be refunded to the Company, the manner of handling such excess to be at the election of the Purchaser.

5.14 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.15 Further Assurances. The Company Group Members agree to take such further actions as the Purchaser shall reasonably request from time to time in connection herewith to evidence, give effect to or carry out this Agreement and the other Transaction Documents and any of the transactions contemplated hereby or thereby.

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5.16 Interpretation. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of any Transaction Document. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. Except as otherwise expressly provided in any Transaction Document, if the last or appointed day for a payment, the taking of any action or the expiration of any right required or granted under any Transaction Document shall not be a business day, then such payment may be made, such action may be taken or such right may be exercised on the next succeeding business day. As used in any Transaction Document, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. When used in any Transaction Document, unless otherwise expressly provided in such Transaction Document, (a) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such Transaction Document as a whole and not to any particular provision of such Transaction Document, (b) recital, article, section, subsection, schedule and exhibit references are references with respect to such Transaction Document unless otherwise specified, (c) any reference to any agreement shall include a reference to all recitals, appendices, exhibits and schedules to such agreement and, unless the prior written consent of any party is required hereunder and is not obtained, shall be a reference to such agreement as waived, amended, restated, supplemented or otherwise modified and (d) any reference to a specific Regulation shall be to such Regulation, as modified from time to time, together with any successor or replacement Regulation, in each case as in effect at the time of determination. Unless the context otherwise requires, when used in any Transaction Document, the following terms have the following meaning: (p) “person” means an individual, partnership, corporation, incorporated or unincorporated association, limited liability company, limited liability partnership, joint stock company, land trust, business trust or unincorporated organization, or a government or agency, department or other subdivision thereof or other entity of any kind, (q) “asset” and “property” have the same meaning and mean, “collectively, all rights and interests in tangible and intangible assets and properties, whether real, personal or mixed and including cash, capital stock, revenues, accounts, leasehold interests, contract rights and other rights under Permits and Contractual Obligations,” (r) “documents” and “documentation” have the same meaning and mean “collectively, all documents, drafts, instruments, agreements, indentures, certificates, forms, opinions, powers of attorney, notices, summons, reports, financial statements and other writings, however evidenced, whether in physical or electronic form,” (s) “execution,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Regulation, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other similar state Regulation based on the Uniform Electronic Transactions Act, (t) “incur” means incur, create, make, issue, assume or otherwise become or remain directly or indirectly liable in respect of or responsible for, in each case whether directly or indirectly, as primary obligor or guarantor or endorser, and the terms “incurrence” and “incurred” and similar derivatives shall have correlative meanings, (u) “including” means “including, without limitation,” (v) “knowledge” of the any Company Group Member means the best knowledge of any officer, director or employee of such Company Group Member after due inquiry, (w) “ordinary course of business” means in the ordinary course of business, as conducted on the date hereof, consistent with past practices reflected in written disclosures made on or prior to the date hereof in accordance with this Agreement, together with such changes thereto as may be approved by the Purchaser in its sole discretion, (x) “dollar” and the sign “$” each mean the lawful money of the United States of America, (y) “business day” means any day except Saturdays, Sundays, any day that is a federal holiday in the United States and any day on which the Federal Reserve Bank of New York is not open for business. The headings in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement and (z) “trading day” means a day on which the Principal Trading Market for the Common Stock is open for trading; provided, that “trading day” shall not include, unless the Purchaser otherwise agrees, any day on which the Common Stock is scheduled to trade thereon for less than four and a half hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or, if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m.); provided, further that, if the Common Stock does not trade on any Trading Market, “trading day” shall mean “business day”. All references in this Agreement or any other Transaction Document to statutes and regulations shall include all amendments of same and implementing regulations and any successor statutes and regulations; to any instrument or agreement (including any of the Transaction Documents) shall include any and all modifications and supplements thereto and any and all restatements, extensions or renewals thereof to the extent such modifications, supplements, restatements, extensions or renewals of any such documents are permitted by the terms hereof and thereof. Whenever in any provision of any Transaction Document, the Purchaser is authorized to take or decline to take any action (including making any determination) in the exercise of its “discretion,” such provision shall be understood to mean that the Purchaser may take or refrain to take such action in its sole discretion. References to times of the day in any Transaction Document shall refer to Eastern Time. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” Time is of the essence of this Agreement and the other Transaction Documents. No provision of this Agreement or any of the other Transaction Documents shall be construed against or interpreted to the disadvantage of any party hereto by any Governmental Authority by reason of such party having or being deemed to have structured, drafted or dictated such provision. “month” (but not “calendar month”) means each period from a date of determination to the day in the next calendar month numerically-corresponding to such date (provided, that, if such calendar month does not have any such numerically-corresponding day, such numerically-corresponding day shall be deemed to be the last day of such calendar month). “rounding” means, with respect to shares of Common Stock, rounding according to the Regulations of the Principal Trading Market or, if not such Regulations exists or if such Regulations shall be ambiguous, perfectly even results shall be rounded up. The reporting entity relied upon for the determination of trading price and trading volume shall be Bloomberg, L.P.

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5.17 Waiver of Jury Trial and Certain Other Rights.

(a) The parties hereto hereby irrevocably and unconditionally waive, to the fullest extent permitted by applicable Regulations, any right that they may have to trial by jury of any claim or cause of action or in any Proceeding, directly or indirectly based upon or arising out of, under or in connection with, this Agreement or any Transaction Document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (a) certifies that no other party, no Purchaser Party and no Affiliate of any of them and no attorney, agent or other representative of any of the foregoing has represented, expressly or otherwise, that any person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement and the other Transaction Documents by, among other things, the mutual waivers and certifications in this section.

(b) Each Company Group Member acknowledges and agrees that the foregoing waivers are a material inducement to the Purchaser to enter into and accept this Agreement. Each Company Group Member has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. This Section 5.17 shall not restrict a party from exercising pre- or post-judgment remedies under applicable Regulations.

[Signature Pages Follow]

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In witness whereof, each of the undersigned has duly executed this Agreement as of the date first written above.

CDT EQUITY INC.	Address for Notices: 4581 Tamiami Trail North Suite 200 Naples, Florida 34103

By:	Email: ___________
Name:
Title:

[Signature Page for the Purchaser Follows]

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ASCENT PARTNERS FUND LLC, as Purchaser

By:
Name:
Title:

Address for Notices:

19505 Biscayne Blvd., Suite 2350
Aventura, FL 33180
legal@ascentpartnersllc.com

SECURITIES PURCHASE AGREEMENT

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SCHEDULE I

INDEX OF DEFINED TERMS

Defined Term	Location of Definition
Adjusted Price	Section 1.1(c)(iii)
Adjustment Period	Section 1.1(c)(iii)
Adjustment Securities	Section 1.1(c)(iii)
Advance Notice	Section 1.1(d)
Affiliate	Disclosure Certificate (Schedule 1-A – Corporate Information)
AML/CTF Regulation	Disclosure Certificate (Schedule 11 – Sanctions and Compliance)
Attribution Parties	Section 1.1(g)
Average Purchase Price	Section 1.4(b)(iv)
Beneficial Ownership Limitation	Section 1.1(g)
Black Out Period	Section 1.1(f)(iii)
Buy-In	Section 1.1(f)(v)
Capital Lease	Disclosure Certificate (Schedule 5 – Indebtedness and Liens)
Capital Stock	Disclosure Certificate (Schedule 1-A – Corporate Information)
Change of Control	Section 1.4(b)(xvi)
Closing	Section 1.1(d)
Closing Bid Price	Section 1.1(c)(iii)
Closing Condition	Section 1.4(b)
Closing Date	Section 1.1(d)
Closing Date Securities	Section 1.1(c)
Closing List	Section 1.2(a)
Closing Sale Price	Section 1.1(c)(iii)
Closing Statement	Closing List
Common Stock	Disclosure Certificate (Schedule 1-A – Corporate Information)
Common Stock Equivalent	Disclosure Certificate (Schedule 1-A – Corporate Information)
Company Covered Person	Disclosure Certificate (Schedule 12 – Issuance of Transaction Securities)
Company Group Member	Disclosure Certificate (Lead-In)
Consent	Disclosure Certificate (Schedule 6 – Consents)
Contractual Obligation	Disclosure Certificate (Schedule 4 – Contractual Obligations and Regulations)
Copyrights	Disclosure Certificate (Schedule 2 – Intellectual Property)

SECURITIES PURCHASE AGREEMENT

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Daily Traded Value	Section 1.1(c)(i)
Derivative	Disclosure Certificate (Schedule 5 – Indebtedness and Liens)
Disclosure Certificate	Closing List
Discontinuation Event	Section 1.1(f)(iii)
Dispute Submission Deadline	Section 5.6(b)
Disqualification Event	Disclosure Certificate (Schedule 12 – Issuance of Transaction Securities)
DTC	Section 4.3(a)
DWAC	Section 4.3(a)
DWAC Eligible	Section 4.3(a)
Equity Line of Credit	Section 3.2(b)
Effective Date	Section 1.1(a)
Effective Date Shares	Section 1.1(e)
Evaluation Date	Disclosure Certificate (Schedule 10 – Financial Statements)
Exchange Act	Disclosure Certificate (Schedule 12 – Issuance of Transaction Securities)
Exchange Cap	Section 1.4(b)(iv)
Exchange Transaction	Section 3.2(a)
Expanded Closing	Section 1.1(d)
Expanded Pricing Period	Section 1.1(d)
Expanded Closing Date	Section 1.1(d)
Expanded Purchase Price	Section 1.1(d)
Floor Price	Section 1.1(c)(ii)
Fundamental Transaction	Section 3.1(b)
GAAP	Disclosure Certificate (Schedule 10 – Financial Statements)
Guaranty Obligation	Disclosure Certificate (Schedule 5 – Indebtedness and Liens)
Governmental Authority	Disclosure Certificate (Schedule 3 – Permits)
Indebtedness	Disclosure Certificate (Schedule 5 – Indebtedness and Liens)
Intellectual Property	Disclosure Certificate (Schedule 2 – Intellectual Property)
Internet Domain Name	Disclosure Certificate (Schedule 2 – Intellectual Property)
IP Ancillary Rights	Disclosure Certificate (Schedule 2 – Intellectual Property)
IP License	Disclosure Certificate (Schedule 2 – Intellectual Property)
Legend Removal Date	Section 4.4(c)
Lien	Disclosure Certificate (Schedule 5 – Indebtedness and Liens)

Losses	Section 4.6(b)
Material Adverse Effect	Disclosure Certificate (Lead-In)
Maximum Aggregate Purchase Price	Section 1.4(b)(iv)
Maximum Rate	Section 5.13
Minimum Price	Section 1.4(b)(iv)
OFAC	Disclosure Certificate (Schedule 11 – Sanctions and Compliance)
Official Closing Price	Section 1.4(b)(v)
Patents	Disclosure Certificate (Schedule 2 – Intellectual Property)
Permit	Disclosure Certificate (Schedule 3 – Permits)
Pricing Percentage	Section 1.1(c)

SECURITIES PURCHASE AGREEMENT

B-34

Principal Trading Market	Disclosure Certificate (Schedule 12 – Issuance of Transaction Securities)
Proceeding	Disclosure Certificate (Schedule 7 - Proceedings)
Prospectus	Section 1.1(f)(iii)
Prospectus Supplement	Section 1.1(f)(iii)
Public Information Failure	Section 4.2(g)
Public Information Failure Payments	Section 4.2(g)
Purchase Price	Section 1.1(d)
Purchased Security	Section 1.1(c)
Purchaser Party	Section 4.6
Registration Rights Agreement	Closing List
Registration Statement	Section 1.1(f)(iii)
Regular Closing	Section 1.1(c)
Regular Closing Date	Section 1.1(c)
Regular Floor Price	Section 1.1(c)(ii)
Regular Purchase Price	Section 1.1(c)
Regulation	Disclosure Certificate (Schedule 4 – Contractual Obligations and Regulations)
Related Party	Disclosure Certificate (Schedule 1-A – Corporate Information)
Required Dispute Documentation	Section 5.6(b)
Required Filings	Disclosure Certificate (Schedule 6 – Consents)
Rule 144	Section 1.3(f)
Sale (or Sell)	Section 3.1(a)
Sanctioned Jurisdiction	Disclosure Certificate (Schedule 11 – Sanctions and Compliance)
Sanctioned Person	Disclosure Certificate (Schedule 11 – Sanctions and Compliance)
Sanctioned Laws	Disclosure Certificate (Schedule 11 – Sanctions and Compliance)
SEC	Section 1.3(f)
SEC Reports	Disclosure Certificate (Schedule 10 – Financial Statements OR Lead-In)
Securities Act	Recitals to this Agreement
Securities	Disclosure Certificate (Schedule 1-A – Corporate Information)
Short Sale	Section 2.2(f)
Software	Disclosure Certificate (Schedule 2 – Intellectual Property)
Standard Enforceability Exceptions	Disclosure Certificate (Schedule 6 – Consents)
Stock Equivalent	Disclosure Certificate (Schedule 1-A – Corporate Information)
Subsidiary	Disclosure Certificate (Schedule 1-A – Corporate Information)
Suspension Event	Section 1.1(f)(iii)
Tax	Section 4.6(b)
Third Party Exchange Transfer	Section 3.2(a)
Termination Date	Section 1.1(c)
Trademark	Disclosure Certificate (Schedule 2 – Intellectual Property)
Trade Secret	Disclosure Certificate (Schedule 2 – Intellectual Property)
Trading Market	Disclosure Certificate (Schedule 12 – Issuance of Transaction Securities)
Transaction Document	Closing List
Transaction Securities	Section 1.1(e)
Transfer Agent Instruction Letter	Closing List
Voting Stock	Disclosure Certificate (Schedule 1-A – Corporate Information)
VWAP	Section 1.1(c)(iii)

SECURITIES PURCHASE AGREEMENT

B-35

SCHEDULE II

CLOSING LIST

SECURITIES PURCHASE AGREEMENT

B-36

EXHIBIT A1

FORM OF ADVANCE NOTICE

SECURITIES PURCHASE AGREEMENT

B-37

ADVANCE NOTICE

Dated ____________ __, 20__	Notice Number: __________

The undersigned, CDT Equity Inc., a Delaware corporation (together with its successors and, if permitted, assigns, the “Company”), hereby elects to sell to Ascent Partners Fund LLC, a Delaware limited liability company (together with its successors and, if permitted, assigns, the “Purchaser”) the shares of common stock of the Company (the “Common Stock”) listed below pursuant to, and subject to the terms and conditions of, the Securities Purchase Agreement, by and between the Company and the Purchaser (as the same may be amended or otherwise modified from time to time, the “Purchase Agreement”; capitalized terms used but not defined herein are used as defined in the Purchase Agreement, including those defined by reference to other agreements in Schedule I thereto), shares of common stock (the “Common Stock”), of the Company in the quantities and as of the dates set forth below. This is an irrevocable Advance Notice pursuant to Section 1.1 (Advance Notices) of the Purchase Agreement.

This is an Advance Notice for ☐ a Regular Closing ☐ an Expanded Closing (check one).

The undersigned, having the name and occupying the position at the Company specified on the signature page below DOES HEREBY CERTIFY, for the benefit of the Purchaser and each other Purchaser Party, that he has reviewed the Purchase Agreement and the other Transaction Documents executed on the date hereof and that each of the following is true on the date hereof, both before and after giving effect to the purchase of the Purchased Securities:

(a) Schedule I hereto is true, correct and complete and reflects, with accurate calculations, the issuance requested in this Advance Notice;

(b) All of the Closing Conditions are and will be satisfied both as of the date hereof and the proposed Closing Date.

This Advance Notice is a Transaction Document and, as such is subject to various provisions of the Purchase Agreement applicable to Transaction Documents, including, among others, choice of law, forum, and waiver of jury trial.

CDT EQUITY INC.

By:
Name:
Title:

Please deliver the shares of Common Stock purchased in connection with this notice as follows:

Delivery Instructions:

Ascent Partners Fund LLC

By:
Name:
Title:

SECURITIES PURCHASE AGREEMENT

B-38

Schedule I

Proposed Closing Date:[2]	___________ __, 20__
Requested Number of Closing Date Shares:	__________________
Outstanding shares before the Closing Date:	___________________
Outstanding shares after the Closing Date:	___________________
Registered shares before the Closing Date:	___________________
Registered shares after the Closing Date:	___________________
Reserved shares before the Closing Date:	___________________
Reserved shares after the Closing Date:	___________________
Exchange Cap (if applicable) shares before the Closing Date:	___________________
Exchange Cap (if applicable) shares after the Closing Date:	___________________

2 Must be a trading day.

SECURITIES PURCHASE AGREEMENT

B-39

EXHIBIT A2

FORM OF SETTLEMENT DOCUMENT

(REGULAR CLOSING)

SECURITIES PURCHASE AGREEMENT

B-40

ADJUSTMENT SECURITIES SETTLEMENT DOCUMENT
(REGULAR CLOSING)

Regular Closing Date (Start of Adjustment Period):	_____________ __, 20__
End of Regular Adjustment Period:	_____________ __, 20__
Adjusted Price:	$__________________
Regular Purchase Price per share:	$__________________
Total Shares to be delivered (after Adjustment Period):[3]	__________________
Shares already delivered (Closing Date Securities):	Less __________________
Shares to be delivered (Adjustment Securities):	= __________________

This settlement document accurately reflects our calculation of the Adjustment Securities, is a Transaction Document and, as such is subject to various provisions of the Purchase Agreement applicable to Transaction Documents, including, among others, choice of law, forum, and waiver of jury trial.

CDT EQUITY INC.

By:
Name:
Title:

Please deliver the shares of Common Stock purchased in connection with this notice as follows:

Delivery Instructions:

Ascent Partners Fund LLC

By:
Name:
Title:

3 Due only if the Adjusted Price is lower than the Regular Purchase Price.

SECURITIES PURCHASE AGREEMENT

B-41

EXHIBIT A3

FORM OF SETTLEMENT DOCUMENT

(EXPANDED CLOSING)

SECURITIES PURCHASE AGREEMENT

B-42

ADJUSTED PRICE SETTLEMENT DOCUMENT
(EXPANDED CLOSING)

Expanded Closing Date (Start of Expanded Pricing Period):	_____________ __, 20__
End of Expanded Pricing Period:[4]	_____________ __, 20__
Expanded Purchase Price per share:[5]	$__________________
Number of Purchased Securities delivered on the Closing Date:	times __________________
Total Expanded Purchase Price:	__________________

This settlement document accurately reflects our calculation of the Expanded Purchase Price, is a Transaction Document and, as such is subject to various provisions of the Purchase Agreement applicable to Transaction Documents, including, among others, choice of law, forum, and waiver of jury trial.

Ascent Partners Fund LLC

By:
Name:
Title:

Please deliver the shares of Common Stock purchased in connection with this notice as follows:

Delivery Instructions:

By:
Name:
Title:

4 The earlier of (x) ten (10) trading days after the Expanded Closing Date and (y) the date when the Purchaser shall have entered into committed, binding trades to sell all of the Purchased Securities purchased at such Expanded Closing.

5 The lower of (x) the average of the daily VWAP on the trading day immediately preceding the Expanded Closing Date and the daily VWAP on the Expanded Closing Date and (y) the Pricing Percentage of the lowest VWAP for all trading days in the Expanded Pricing Period.

SECURITIES PURCHASE AGREEMENT

B-43

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

SECURITIES PURCHASE AGREEMENT

B-44

EXHIBIT C

FORM OF TRANSFER AGENT INSTRUCTION LETTER

SECURITIES PURCHASE AGREEMENT

B-45

ANNEX C – FEBRUARY PRE-FUNDED WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

CDT Equity INC.

Warrant Shares: [●]	Issue Date: February 19, 2026

THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [●] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Shareholder Approval Date (as defined below) (the “Initial Exercise Date”) until this Warrant is exercised in full (the “Termination Date”) but not thereafter, to subscribe for and purchase from CDT Equity Inc., a Delaware corporation (the “Company”), up to [●] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

C-1

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Purchase Agreement” means the securities purchase agreement, dated as of February 18, 2026, among the Company and the investor signatories thereto, as amended, modified, or supplemented from time to time in accordance with its terms.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) with respect to the issuance of shares of Common Stock underlying this Warrant.

“Shareholder Approval Date” means the date on which Shareholder Approval is received and deemed effective under Delaware law.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Continental Stock Transfer & Transfer Company, the current transfer agent of the Company, with a mailing address of 1 State St., New York, NY 10004, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

C-2

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment hereunder (the “Exercise Price”).

C-3

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days (including no Trading Days if the settlement date is the trade date), on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

C-4

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

C-5

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the (i) Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of Warrant Shares would be aggregated with the Holder’s for the purposes of determination of beneficial ownership pursuant to Section 13(d) and Rule 13d-3 of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 49.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 49.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b) Intentionally omitted.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(e) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Intentionally omitted.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 4851 Tamiami Trail North, Attention: James Bligh, Chief Financial Officer, email address: jb@cdtequity.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder or the beneficial owner of this Warrant, on the other hand.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

cdt equity INC.

By:
Name:	James Bligh
Title:	Chief Financial Officer

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NOTICE OF EXERCISE

To: cdt equity INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:_______________________________

Holder’s Address:________________________________

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ANNEX D – FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CDT EQUITY INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

CDT Equity Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	That Section 4.1 of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 251,000,000 shares, consisting of (a) 250,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Effective [date and time] (the “Reverse Stock Split Effective Time”), a one-for-[__]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [__]1 shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time, with no corresponding reduction in the number of authorized shares of Common Stock (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, upon aggregating all of the shares of Common Stock held by a holder of Common Stock immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock, the Corporation shall pay in cash (without interest) to each such holder an amount equal to such fraction multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on the last trading day immediately preceding the Reverse Stock Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split).

Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares formerly represented by such certificate have been reclassified as well the right to receive cash in lieu of fractional shares of Common Stock to which such holder may be entitled; provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock to which such holder may be entitled.”

2.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

1 Shall be a whole number equal to or greater than two (2) and equal to or lesser than one hundred (100) and shall include not more than four decimal digits, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board of directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

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IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this _____ day of _______, 20____.

CDT EQUITY INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

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ANNEX E – FORM OF CERTIFICATE OF AMENDMENT TO EFFECT THE AUTHORIZED SHARE INCREASE

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CDT EQUITY INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

CDT Equity Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	That Section 4.1 of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 501,000,000 shares, consisting of (a) 500,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

2.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this _____ day of _______, 20____.

CDT EQUITY INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

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ANNEX F – MEMORANDUM and Articles of Association

Dated ________________ 2026

Companies Act (Revised)

Company Limited by Shares

memorandum of association

OF

CDT Equity Inc.

(Adopted by special resolution dated _____________)

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Companies Act (Revised)

Company Limited by Shares

Memorandum of Association

of

CDT Equity Inc.

(Adopted by special resolution dated _____________)

1	The name of the Company is CDT Equity Inc.

1	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

2	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised) (the “Act”), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

3	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Act, the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

4	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

5	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

6	The share capital of the Company is US$25,200 divided into 251,000,000 ordinary shares with a par value of US$0.0001 per share and 1,000,000 preferred shares with a par value of US$0.0001 per share. However, subject to the Act and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares; and

(b)	to increase or reduce its capital; and

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

7	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

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Dated ____________________ 2026

Companies Act (Revised)

Company Limited by Shares

Articles of Association

of

CDT Equity inc.

(Adopted by special resolution dated ________________2026)

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COMPANIES ACT (REVISED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

CDT EQUITY INC.

(THE COMPANY)

These Articles of Association of CDT Equity Inc. a Cayman Islands exempted company (the “Company”), are effective as of _________________ 2026, and hereby amend and restate the Amended and Restated Bylaws of the Company in their entirety:

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Company within the Cayman Islands shall be located at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands.

Section 1.2. Additional Offices. The Company may, in addition to its registered office in the Cayman Islands, have such other offices and places of business, both within and outside the Cayman Islands, as the Board of Directors of the Company (the “Board”) may from time to time determine or as the business and affairs of the Company may require.

ARTICLE AII

SHARE CAPITAL

Section A2.1. Exclusion of Table A. The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

Section A2.2. Power to issue shares.

(a) Subject to the provisions of the Act and the Articles about the redemption and purchase of the Company’s own shares, the Board has general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No share may be issued at a discount except in accordance with the provisions of the Act.

(b) Without limitation to the preceding Article, the directors may so deal with the unissued shares of the Company:

(i) either at a premium or at par;

(ii) with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Section A2.3. Rights attaching to shares.

(a) Preferred Shares. The Board is hereby expressly authorized to designate and create, out of the authorised but unissued preferred shares, one or more series of Preferred Shares (“Preferred Shares”) and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

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(b) Ordinary Shares.

Voting.

(i)	Except as otherwise required by law or these Articles (or any rights expressly granted by the Board in respect of a series of Preferred Shares), the holders of the ordinary shares (“Ordinary Shares”) shall exclusively possess all voting power with respect to the Company.

(ii)	Except as otherwise required by law or these Articles (or any rights expressly granted by the Board in respect of a series of Preferred Shares), the holders of the Ordinary Shares shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of the Ordinary Shares are entitled to vote.

(iii)	Except as otherwise required by law or these Articles (or any rights expressly granted by the Board in respect of a series of Preferred Shares), at any annual or extraordinary general meeting of the shareholders of the Company, holders of Ordinary Shares, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders.

Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Shares, the holders of Ordinary Shares shall be entitled to receive such dividends and other distributions (payable in cash, in kind or in shares of the Company) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Company legally available therefor and shall share equally on a per share basis in such dividends and distributions.

Liquidation, Dissolution or Winding Up of the Company. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment or provision for payment of the debts and other liabilities of the Company, the holders of Ordinary Shares shall be entitled to receive all the remaining assets of the Company available for distribution to its shareholders, ratably in proportion to the number of Ordinary Shares held by them.

(c) Rights and Options. The Board shall have the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Company any shares of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares issuable upon exercise thereof may not be less than the par value thereof.

Section A2.4. Power to vary class rights.

(a)	Where the share capital of the Company is divided into different classes of shares then, unless the terms on which a class of shares was issued state otherwise, the rights attaching to a class of shares may only be varied if one of the following applies:

a.	the shareholders holding two thirds of the issued shares of that class consent in writing to the variation; or

b.	the variation is made with the sanction of a special resolution passed at a separate general meeting of the shareholders holding the issued shares of that class.

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(b)	For the purpose of paragraph b. of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued shares of the class.

Section A2.5. Effect of new Share issue on existing class rights. Unless the terms on which a class of shares was issued state otherwise, the rights conferred on the shareholder holding shares of any class shall not be deemed to be varied by the creation or issue of further shares ranking pari passu with the existing shares of that class.

Section A2.6. Capital contributions without issue of further shares. With the consent of a shareholder, the Board may accept a voluntary contribution to the capital of the Company from that shareholder without issuing shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the shareholder agrees otherwise:

a.	if the shareholder holds shares in a single class of shares - it shall be credited to the share premium account for that class of shares;

b.	if the shareholder holds shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of shares (in the proportion that the sum of the issue prices for each class of shares that the shareholder holds bears to the total issue prices for all classes of shares that the shareholder holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

Section A2.6. No bearer Shares or warrants. The Company shall not issue shares or warrants to bearers.

Section A2.7. Treasury Shares. Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as treasury shares (“Treasury Shares”) and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Section A2.7. Rights attaching to Treasury Shares and related matters.

(a)	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

(b)	The Company shall be entered in the register of members of the Company as the holder of the Treasury Shares. However:

a.	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

b.	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

(c)	Nothing in the preceding Article prevents an allotment of shares as fully paid bonus shares in respect of a Treasury Share and shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

(d)	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

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ARTICLE II

SHAREHOLDERS MEETINGS

Section 2.1. Annual General Meetings. The annual general meeting of shareholders shall be held at such place, either within or outside of the Cayman Islands, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual general meeting, the shareholders entitled to vote on such matters shall elect those directors of the Company to fill any term of a directorship that expires on the date of such annual general meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2. Extraordinary General Meetings. Subject to the rights of the holders of any outstanding series of the Preferred Shares of the Company, and to the requirements of applicable law, extraordinary general meetings of shareholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Extraordinary general meetings of shareholders shall be held at such place, either within or outside of the Cayman Islands, and at such time and on such date as shall be determined by the Board and stated in the Company’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3. Notices. Written notice of each shareholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each shareholder entitled to vote thereat as of the record date for determining the shareholders entitled to notice of the meeting, by the Company not less than 10 days nor more than 60 days before the date of the meeting unless otherwise required by these Articles. If said notice is for a shareholders meeting other than an annual general meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Company’s notice of meeting (or any supplement thereto). Any meeting of shareholders as to which notice has been given may be postponed, and any meeting of shareholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

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Section 2.4. Quorum. Except as otherwise provided by applicable law or these Articles, shareholders holding at least one-third of the voting power of the outstanding shares and entitled to vote at the meeting, being present in person or represented by proxy, shall constitute a quorum for the transaction of business, except that when specified business is to be voted on by a class or series of shares voting as a class, one-third of the voting power of the shares of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum shall not be present or represented by proxy at any meeting of the shareholders of the Company, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 2.5. Voting of Shares.

(a) Voting Lists. The Secretary of the Company (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the register of members of the Company to prepare and make, at least 10 days before every meeting of shareholders, a complete list of the shareholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the shareholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the shareholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each shareholder. Nothing contained in this Section 2.5(a) shall require the Company to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Company. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to shareholders of the Company. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If a meeting of shareholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The register of members shall be the only evidence as to who are the shareholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of shareholders.

(b) Manner of Voting. At any shareholders meeting, every shareholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by shareholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Company can determine that the electronic transmission was authorized by the shareholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a shareholder may authorize another person or persons to act for such shareholder as proxy, either of the following shall constitute a valid means by which a shareholder may grant such authority.

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(i) A shareholder may execute a writing authorizing another person or persons to act for such shareholder as proxy. Execution may be accomplished by the shareholder or such shareholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A shareholder may authorize another person or persons to act for such shareholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a shareholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote. Subject to the rights of the holders of one or more series of Preferred Shares, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Shares, at all meetings of shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the shareholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, these Articles or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

Section 2.6. Adjournments. Any meeting of shareholders, whether an annual or extraordinary general meeting, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the shareholders, or the holders of any class or series of shares entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

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Section 2.7. Advance Notice for Business.

(a) Annual General Meetings of Shareholders. No business may be transacted at an annual general meeting of shareholders, other than business that is either (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual general meeting by any shareholder of the Company (x) who is a shareholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of shareholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual general meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual general meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.7(a)(iii), a shareholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual general meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual general meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 2.7(a).

(ii) To be in proper written form, a shareholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such shareholder proposes to bring before the annual general meeting (A) a brief description of the business desired to be brought before the annual general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Articles, the language of the proposed amendment) and the reasons for conducting such business at the annual general meeting, (B) the name and record address of such shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of the Company that are owned beneficially and of record by such shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such shareholder, (E) any material interest of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a shareholder as to any proposal (other than nominations) if the shareholder has notified the Company of such shareholder’s intention to present such proposal at an annual general meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such shareholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Company to solicit proxies for such annual meeting. No business shall be conducted at the annual general meeting of shareholders except business brought before the annual general meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual general meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any shareholder of any such business. If the Board or the chairman of the annual general meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual general meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the shareholder (or a qualified representative of the shareholder) does not appear at the annual general meeting of shareholders of the Company to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Company.

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(iv) In addition to the provisions of this Section 2.7(a), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Shareholders. Only such business shall be conducted at an extraordinary general meeting of shareholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board may be made at an extraordinary general meeting of shareholders at which directors are to be elected pursuant to the Company’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement. For purposes of these Articles, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8. Conduct of Meetings. The chairman of each annual and extraordinary general meeting of shareholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with these Articles or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Company, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and extraordinary general meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9. Written Resolutions. Shareholders may pass a resolution in writing without holding a meeting if the following conditions are met: (a) all shareholders entitled to vote are given notice of the resolution as if the same were being proposed at a meeting of the shareholders; (b) all shareholders entitled so to vote: (i) sign a document; or (ii) sign several documents in the like form each signed by one or more those shareholders; and (c) the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose. Such written resolution shall be as effective as if it had been passed at a meeting of the shareholders entitled to vote duly convened and held. If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly. The Board may determine the manner in which written resolutions shall be put to shareholders. In particular, they may provide, in the form of any written resolution, for each shareholder to indicate, out of the number of votes the shareholder would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

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ARTICLE III

DIRECTORS

Section 3.1. Powers; Number. Subject to the provision of the Act, the Memorandum and these Articles, the business and affairs of the Company shall be managed by or under the direction of the Board, which may exercise all such powers of the Company. No prior act of the Board shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may by Special Resolution validate any prior or future act of the Board which would otherwise be in breach of their duties. Directors need not be shareholders or residents of the Cayman Islands. Unless otherwise determined by Ordinary Resolution, the Board shall consist of not less than three (3) directors and not more than nine (9) directors as fixed from time to time by the Board pursuant to a resolution adopted by a majority of the Board. Directors shall be elected at each annual general meeting of shareholders for a term of three (3) years. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Unless and except to the extent that these Articles shall so require, the election of directors need not be by written ballot. The holders of Ordinary Shares shall not have cumulative voting rights.

Section 3.1A Newly Created Directorships and Vacancies. Subject to Section 3.1C hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by shareholders), and any director so chosen shall hold office for the remainder of the term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 3.1B Removal. Subject to Section 3.1C hereof and except as otherwise required by these Articles, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of the Company entitled to vote generally in the election of directors, voting together as a single class.

Section 3.1C Preferred Shares - Directors. Notwithstanding any other provision of this Article 3, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Shares shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Shares as set forth in these Articles (or in terms of such series of Preferred Shares determined by resolution of the Board) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

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Section 3.2. Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided by the terms of one or more series of Preferred Shares with respect to the rights of holders of one or more series of Preferred Shares to elect directors. Nominations of persons for election to the Board at any annual general meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Company’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any shareholder of the Company (x) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of shareholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b) In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a shareholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Company (i) in the case of an annual general meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual general meeting of shareholders; provided, however, that in the event that the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual general meeting was first made by the Company; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual general meeting or special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 3.2.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual general meeting is greater than the number of directors whose terms expire on the date of the annual general meeting and there is no public announcement by the Company naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual general meeting of shareholders, a shareholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual general meeting, if it shall be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the date on which such public announcement was first made by the Company.

(d) To be in proper written form, a shareholder’s notice to the Secretary must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of shares of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of the Company that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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(e) If the Board or the chairman of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Company to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

(f) In addition to the provisions of this Section 3.2, a shareholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Shares to elect directors pursuant to the Articles.

Section 3.3. Compensation. Unless otherwise restricted by these Articles, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV

BOARD MEETINGS

Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual general meeting at the place of the annual general meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or outside of the Cayman Islands) as shall from time to time be determined by the Board.

Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or outside of the Cayman Islands) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by the Act, or these Articles, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

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Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by the Act, or these Articles. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5. Written Resolutions of the Board. The Board may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more directors. Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. But if a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy. Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and shall be treated as having been passed on the date and at the time that the last director signs.

Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Company. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it.

Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

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Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by the Act, these Articles or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Articles, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Articles.

ARTICLE VI

OFFICERS

Section 6.1. Officers. The officers of the Company elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including, without limitation, a Chairman of the Board, a President, Vice Presidents, Assistant Secretaries, a Treasurer and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Company. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Articles or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the shareholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Company subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Company (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

(b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Company, shall have general supervision of the affairs of the Company and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

(c) President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

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(e) Secretary.

(i) The Secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Company and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Company and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Company and at the registered office of the Company’s, a register of members, or duplicate register of members, showing the names of the shareholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Company, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Company in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Company shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Company may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4. Multiple Officeholders; Shareholder and Director Officers. Any number of offices may be held by the same person unless these Articles otherwise provide. Officers need not be shareholders or residents of the Cayman Islands.

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ARTICLE VII

SHARES

Section 7.2. Multiple Classes of Shares. The Company shall be authorized to issue more than one class of shares or more than one series of any class, and the Company shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Company issues to represent shares of such class or series of shares or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures. Each certificate representing issued shares of the Company shall be signed by or in the name of the Company by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4. Consideration and Payment for Shares.

(a) Subject to the Act and these Articles, shares may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Company including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b) Subject to the Act, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares or upon the books and records of the Company in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Company shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Company has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Company, delivers to the Company a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Company.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Company of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Company registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Company any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6. Transfer of Shares.

(d) Subject to the following Articles regarding the transfer of shares, a shareholder may transfer shares to another person by completing an instrument of transfer, in a common form or in a form approved by the Board, executed: (a) where the shares are fully paid, by or on behalf of that shareholder; and (b) where the shares are partly paid, by or on behalf of that shareholder and the transferee.

(e) The Board may refuse to register the transfer of a share to any person. They may do so in their absolute discretion, without giving any reason for their refusal, and irrespective of whether the share is fully paid or the Company has no lien over it.

(f) If the directors refuse to register a transfer of a share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.

(g) The directors may suspend registration of the transfer of shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

(h) If the directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a share.

(i) The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

Section 7.7. No automatic right of inspection. Shareholders are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the Board or passed by ordinary resolution.

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ARTICLE VIII

INDEMNIFICATION

Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, the Company shall indemnify each every director (including any alternate director appointed pursuant to the provisions of these Articles), secretary, assistant secretary, or other officer (but not including the Company’s auditors) and the personal representatives of the same (“Indemnified Persons” and each an “Indemnified Person”)against:

(a) all actions, proceedings (whether threatened, pending or completed), costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b) without limitation to paragraph 8.1(a), all costs, expenses, losses or liabilities incurred by the Indemnified Person in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

No such Indemnified Person, however, shall be indemnified in respect of any matter arising by reason of such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction. To the extent permitted by law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an Indemnified Person in respect of any matter identified in paragraph 8.1(a) or paragraph 8.1(b) on condition that the Indemnified Person must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Indemnified Person for those legal costs.

Section 8.3. Release. To the extent permitted by law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s actual fraud, willful default or willful neglect.

Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, , these Articles, an agreement, a vote of shareholders or disinterested directors, or otherwise.

Section 8.5. Insurance. To the extent permitted by law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a) an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i) the Company;

(ii) a company which is or was a subsidiary of the Company;

(iii) a company in which the Company has or had an interest (whether direct or indirect); and

(b) a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph 8.5(a) is or was interested.

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ARTICLE IX

MISCELLANEOUS

Section 9.1. Place of Meetings. If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these Articles is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Company; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2. Fixing Record Dates.

(a) In order that the Company may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Company may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3. Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, or these Articles notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the mail, when deposited in the mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Company, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Company, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Company, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Company, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Company.

(b) Notice to Shareholders. Whenever under applicable lawor these Articles notice is required to be given to any shareholder, such notice may be given (i) in writing and sent either by hand delivery, through the mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the shareholder,. A notice to a shareholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the shareholder, (ii) if sent through the mail, when deposited in the mail, with postage and fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the register of members of the Company, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the register of members of the Company, and (iv) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the shareholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Company. Any such consent shall be deemed revoked if (1) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Company’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

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(d) Notice to Shareholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Company to shareholders, any notice to shareholders given by the Company under any provision of these Articles shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. A shareholder may revoke such shareholder’s consent by delivering written notice of such revocation to the Company. Any shareholder who fails to object in writing to the Company within 60 days of having been given written notice by the Company of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the or these Articles, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Company. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5. Meeting Attendance via Remote Communication Equipment.

(a) Shareholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders entitled to vote at such meeting and proxy holders not physically present at a meeting of shareholders may, by means of remote communication:

(i) participate in a meeting of shareholders; and

(ii) be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Company shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxy holder, (B) the Company shall implement reasonable measures to provide such shareholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Company.

(b) Board Meetings. Unless otherwise restricted by applicable law, or these Articles, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6. Dividends. The Board may from time to time declare, and the Company may pay, dividends (payable in cash, in-kind or shares of the Company) on the Company’s outstanding shares, subject to applicable law and the Articles.

Section 9.7. Reserves. The Board may set apart out of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Articles, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Company by such officer or officers or other employee or employees of the Company as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Company. Subject to any restrictions imposed by the Board, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Company to other officers or employees of the Company under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. Unless the directors otherwise specify, the fiscal year of the Company shall end on 31st December each year.

Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11. Books and Records. The Board must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

F-21

Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.14. Securities of Other Companies. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by the Chairman of the Board, Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Company, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Company may own securities, or to consent in writing, in the name of the Company as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15. Amendment of Memorandum and Articles. Subject to the Act, the Company may, by Special Resolution: (a) change its name; or (b) change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum. Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

Section 9.16. Transfer by way of continuation. The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a) the Cayman Islands; or

(b) such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a) an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b) all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

Section 9.17. Winding Up.

Distribution of assets in specie. If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a) to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b) to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability. No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition. The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

*****

F-22

ANNEX G – PLAN of Conversion

Converting

CDT Equity Inc.

(a Delaware corporation)

Into

CDT Equity Inc.

(a Cayman Islands exempted company)

This Plan of Conversion (this “Plan”) is adopted as of [•], 2026 and sets forth certain terms of the conversion of CDT Equity Inc., a Delaware corporation (the “Delaware Corporation”), to a Cayman Islands exempted company (the “Cayman Company”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Part XII of the Companies Act of the Cayman Islands (as amended, the “Companies Act”).

RECITALS:

A. The Delaware Corporation was incorporated on October 19, 2021.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Part XII of the Companies Act, the Delaware Corporation will be converted to a Cayman Company.

C. The Board of Directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, and the other documents and transactions contemplated by this Plan, including the Cayman Articles and the Delaware Certificate of Conversion (as each is defined below).

D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, and the Delaware Certificate of Conversion.

E. In connection with the Conversion, on the Effective Date (as defined below), each share of Class A Common Stock, par value $0.0001 per share (the “Delaware Common Stock”) of the Delaware Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Date shall be converted into one Ordinary Share, par value $0.0001 per share of the Cayman Company  (the “Cayman Ordinary Shares”).

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1 Conversion. On the Effective Date, the Delaware Corporation will be converted to the Cayman Company by way of continuation of the Company from a corporation organized under the laws of the State of Delaware to an exempted company incorporated under the laws of the Cayman Islands, pursuant to, and in accordance with, Section 266 of the DGCL and Part XII of the Companies Act (the “Conversion”). The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles and the Delaware Certificate of Conversion.

1.2 Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file the memorandum and articles of association in the form attached hereto as Exhibit B (the “Cayman Articles”) and any and all documents required to be filed with the Cayman Islands Registrar of Companies in connection with the Conversion and the Delaware Corporation or the Cayman Company, as applicable, shall make all other filings or recordings required by the DGCL or the Companies Act in connection with the Conversion.

G-1

1.3 Effective Date. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the issuance of a certificate of continuation by the Cayman Islands Registrar of Companies (the “Cayman Certificate of Continuation”) or at such later date and/or time as specified in the Delaware Certificate of Conversion and the Cayman Certificate of Continuation (the “Effective Date”).

ARTICLE II

ORGANIZATION

2.1 Cayman Governing Documents. On the Effective Date, the Cayman Articles, attached hereto as Exhibit B shall govern the Cayman Company until amended and/or restated in accordance with the Cayman Articles and applicable law.

2.2 Directors and Officers. From and after the Effective Date, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Date shall continue in their respective offices as members of the Board and officers of the Cayman Company.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. On the Effective Date, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the Companies Act. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the Cayman Islands, the Cayman Company will continue as a body corporate for all purposes, as if incorporated and registered as an exempted company under and subject to the Companies Act and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Cayman Company and shall be the property of the Cayman Company, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Cayman Company, and may be enforced against the Cayman Company to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Cayman Company.

3.2 Conversion of Shares. On the Effective Date, by virtue of the Conversion and without any further action by the Delaware Corporation or the stockholders, each share of Delaware Common Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Ordinary Share, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Ordinary Share.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

G-2

Exhibit A

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A DELAWARE CORPORATION

TO A NON-DELAWARE ENTITY

PURSUANT TO SECTION 266 OF

THE DELAWARE GENERAL CORPORATION LAW

1.	The name of the Delaware Corporation is CDT Equity Inc. (If changed, the name under which it’s Certificate of Incorporation was originally filed: Murphy Canyon Acquisition Corp.)

2.	The date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is October 19, 2021.

3.	The jurisdiction to which the corporation shall convert is the Cayman Islands and the name under which the entity shall be known is CDT Equity Inc.

4.	The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5.	The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6.	The address to which a copy of the process shall be mailed by the Secretary of State is 89 Nexus Way, Camana Bay Grand Cayman KY1-9009, Cayman Islands.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the ______________ day of _____________, A.D. ________________.

By:
Authorized Officer

Name:
Print or Type

G-3

Exhibit B

Cayman Articles

G-4

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CDT EQUITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 16, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **https:/www.cstproxy.com/cdtequity/2026**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.

Please mark your votes like this ☒

To change the address on your account, please check the box at right and indicate your new address. ☐

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________**2026.**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders of CDT Equity Inc. to be held on March 17, 2026

To Register for the Virtual Meeting and to Access the Proxy Statement and Proxy Card, Please Visit: https://www.cstproxy.com/cdtequity/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CDT EQUITY INC.

The undersigned hereby appoints Andrew Regan and James Bligh and each of them, with full power of substitution, as proxies, to vote at the Special Meeting of Stockholders of CDT Equity Inc. to be held on Tuesday, March 17, 2026 at 10:00 a.m., Eastern Time virtually, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned as of February 25, 2026 by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE WITH RESPECT TO ANY MATTER, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR SUCH MATTER. ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by CDT Equity Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address:____ ☐

(Continued and to be marked, dated and signed on the other side)